OMB APPROVAL
OMB Number: 3235-0570 Expires: September 30, 2007 Estimated average burden hours per response: 19.4

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08413

Evergreen Equity Trust

_____________________________________________________________

(Exact name of registrant as specified in charter)

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Address of principal executive offices) (Zip code)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

____________________________________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 210-3200

Date of fiscal year end:

Registrant is making an annual filing for eleven of its series, Evergreen Disciplined Value Fund, Evergreen Enhanced S&P 500 Fund, Evergreen Equity Income Fund, Evergreen Fundamental Large Cap Fund, Evergreen Fundamental Mid Cap Value Fund, Evergreen Golden Core Opportunities Fund, Evergreen Golden Large Cap Core Fund, Evergreen Golden Mid Cap Core Fund, Evergreen Intrinsic Value Fund, Evergreen Small Cap Value Fund and Evergreen Special Values Fund, for the year ended July 31, 2009. These series have July 31 fiscal year end.

Date of reporting period: July 31, 2009

Item 1 - Reports to Stockholders.

Evergreen Disciplined Value Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
20	STATEMENT OF ASSETS AND LIABILITIES
21	STATEMENT OF OPERATIONS
22	STATEMENTS OF CHANGES IN NET ASSETS
24	NOTES TO FINANCIAL STATEMENTS
34	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
35	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

September 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Disciplined Value Fund for the twelve-month period ended July 31, 2009 (the “period”).

Capital markets throughout the globe continued to experience extreme pressure during the period. Home prices continued to fall and job losses persisted. In September 2008, federal officials allowed for the collapse of Lehman Brothers, and the collateral damage from this event led to further collapse. Venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze. Early in 2009, the fixed income markets worried about deflation, evidenced by investor willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased, with yields climbing for longer-term U.S. Treasuries during the first quarter of 2009. International markets were hit hard as economies in both developed and emerging countries struggled. Equity markets were affected by the weakness in economic data and corporate profits, although during April 2009, stocks rallied off their March 9th lows, with international and small cap stocks leading the gains. Signs of stability emerged in the corporate credit markets, though, as both issuance and performance improved. The price of oil surged in the second quarter of 2009, pulling most commodities higher, as gold gave back earlier gains and the dollar weakened. While recent data reflects an economy that is managing to climb from the depths of the past two quarters, we question whether the fundamentals are in place for sustainable growth, given the still unresolved issues of credit availability, rising unemployment, declining home values, auto bankruptcies, and the possibility for more bank re-capitalizations.

Due to prospects for “below-trend” growth, we consider the growing inflation fears to be overdone. Global growth is receding, oil prices remain 50% lower than last summer, and domestic home prices continue their descent. Rather, as massive global stimulus seeks areas that may hold their intrinsic value (hard assets such as gold), signs of “reflation” may continue. Yet with wages representing the largest costs for businesses and an unemployment rate headed toward 10%, it is improbable that true inflationary pressures are poised to develop until well into 2010.

1

LETTER TO SHAREHOLDERS continued

It appears that the Federal Reserve Board may agree with this assessment. At the conclusion of their meeting on June 24th, monetary policy makers decided to leave their target for the benchmark federal funds rate near zero “for an extended period” as inflation is expected to remain “subdued for some time.” In addition, the central bank reiterated its commitment to the asset purchase program announced in March 2009, whereby policy makers pledged to purchase up to $300 billion in long-term U.S. Treasury bonds and up to $1.25 trillion in mortgage-backed securities. The goal of this program is to drive prices up and yields down, in order to lower the rates borrowers must pay on a variety of loans to help improve demand and economic activity.

During a volatile and challenging period in the stock market, the management teams of Evergreen’s value- and core-equity funds held fast to their long-term disciplines. The team supervising Evergreen Equity Index Fund maintained a portfolio reflecting the composition of the Standard & Poor’s 500 Index, using a proprietary process to control trading and operational costs. Managers of Evergreen Enhanced S&P 500® Fund, meanwhile, employed a discipline based principally on quantitative analysis to select a portfolio composed principally of larger-company stocks. Managers of Evergreen Equity Income Fund emphasized companies with the ability to both maintain and increase their dividends to shareholders. The team managing Evergreen Fundamental Large Cap Fund, meanwhile, emphasized companies with attractive earnings growth records and strong management teams. At the same time, the team supervising Evergreen Fundamental Mid Cap Value Fund focused on mid-sized companies selling at reasonable valuations. Portfolio managers of Evergreen Intrinsic Value Fund sought out positions in established companies selling at a discount to the managers’ estimate of the stock’s intrinsic value. Meanwhile, managers of Evergreen Disciplined Value Fund employed a combination of quantitative tools and traditional fundamental analysis in reviewing opportunities among large companies. Meanwhile, teams supervising Evergreen Small Cap Value Fund and Evergreen Special Values Fund each selected stocks based on their assessments of better quality, small cap companies with reasonable prices and strong balance sheets.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

2

LETTER TO SHAREHOLDERS continued

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

Notice to Shareholders:

Effective after the close of business on June 30, 2009, Class B shares of the Fund was closed to new accounts and additional purchases by existing shareholders. Existing shareholders of Class B shares of the Fund may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each fund’s prospectus and may also continue to add to their accounts through dividend reinvestment. All other Class B share features and attributes, including, but not limited to, the 12b-1 fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

3

FUND AT A GLANCE

as of July 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

William E. Zieff

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 6/30/2009.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 5/8/1992

Class inception date	Class A 3/18/2005	Class B 3/18/2005	Class C 3/18/2005	Class I 5/8/1992

Nasdaq symbol	EDSAX	EDSBX	EDSCX	EDSIX

Average annual return*

1-year with sales charge	-27.35%	-27.11%	-24.21%	N/A

1-year w/o sales charge	-22.92%	-23.44%	-23.47%	-22.72%

5-year	-0.85%	-0.59%	-0.37%	0.50%

10-year	0.89%	1.15%	1.14%	1.58%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I. Historical performance for Class I prior to 3/21/2005 is based on the fund’s predecessor fund, SouthTrust Value Fund. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not, and the fund’s predecessor fund did not, pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

Class B shares are closed to new investments by new and existing shareholders.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Disciplined Value Fund Class A shares versus a similar investment in the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index (CPI).

The Russell 1000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

All data is as of July 31, 2009, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -22.92% for the twelve-month period ended July 31, 2009, excluding any applicable sales charges. During the same period, the Russell 1000 Value returned -22.94%.

The fund’s objective is to seek to provide long-term capital growth, with income as a secondary consideration.

Investment process

Despite unprecedented, massive monetary and fiscal stimulus from the government, the economy slumped and most equity markets plummeted to multi-year lows, as consumers and businesses retrenched and de-levered. However, a major rally started in mid-March of 2009 and continued into the summer, as investors started to pick up bargains among beaten-down riskier names as well as bidding more quality names. Macroeconomic signals pointed to stabilization of economic declines as the fiscal year drew to a close, and optimism about an impending economic recovery increased.

The fund may invest in value-oriented companies from the constituents of its benchmark. The fund strategy uses a disciplined stock selection process based on proprietary research and analysis of company fundamentals and market data. The process is principally quantitative and objective in nature, searching for stocks that are attractive on the basis of valuation, quality, and sentiment. Risk is explicitly managed with both state-of-the-art tools and traditional-style research to help ensure a well-diversified fund highly reflective of the benchmark. This process is geared towards adding value relative to the benchmark through stock selection, with no active view on individual sector performance.

Contributors to performance

The fund’s strong risk-control discipline and its focus on bottom-up stock selection result in sector allocations that neither add to nor detract from performance. Sector neutrality was largely the case during the fiscal year, as is typical, with the exception of a modest underweight in Financials. Our decision to underweight Financials was a risk-control decision following the deterioration of the credit markets which contributed positively to performance.

The fund added considerable value through stock selection in the Financials sector and, to a modest extent, in the Utilities sector. In addition, overweight holdings of ACE Insurance, Travelers and Chubb also benefitted the fund, as these stocks ended the period roughly flat. These insurers had avoided many bad bets and subsequent massive losses of other peers, such as American International Group (AIG), which lost most of its market value and to which the fund maintained an underweight exposure. No individual names in the Utilities sector provided noteworthy outperformance, but an Industrials name, General Electric, was another successful pick. The fund maintained an underweight position in this stock, which lost about half of its value, as investors fretted about the company’s credit and real estate exposures within its financial division.

6

PORTFOLIO MANAGER COMMENTARY continued

Detractors from performance

Underperformance on a relative basis occurred, particularly in the Consumer Discretionary, Materials, and Health Care sectors, arising also from stock selection. Names like Ford Motor Company, which the fund did not own, detracted from relative performance. The company had avoided bankruptcy, a route other domestic automakers had taken, and surprised to the upside; the stock rallied almost two-thirds. The fund’s overweight position in United States Steel was unsuccessful, as the stock lost almost three-quarters of its value over the period, primarily through November of 2008, in tandem with softening commodities prices. Finally, an overweight position in health insurer CIGNA was a relative detractor. The stock was sold heavily toward the end of the year, as investors worried about the insurer’s capital adequacy.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

7

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2009 to July 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2009	Ending Account Value 7/31/2009	Expenses Paid During Period*

Actual
Class A	$1,000.00	$1,161.78	$ 6.27
Class B	$1,000.00	$1,158.26	$10.27
Class C	$1,000.00	$1,158.25	$10.27
Class I	$1,000.00	$1,163.79	$ 4.94
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,018.99	$ 5.86
Class B	$1,000.00	$1,015.27	$ 9.59
Class C	$1,000.00	$1,015.27	$ 9.59
Class I	$1,000.00	$1,020.23	$ 4.61

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.17% for Class A, 1.92% for Class B, 1.92% for Class C and 0.92% for Class I), multiplied by the average account value over the period, multiplied by 181 / 365 days.

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,
						Year Ended April 30, 2005[2]
CLASS A	2009	2008	2007	2006	2005[1]

Net asset value, beginning of period	$13.75	$18.05	$16.62	$15.82	$16.96	$17.35

Income from investment operations
Net investment income (loss)	0.22	0.27	0.27	0.22	0.05	0.01
Net realized and unrealized gains or losses on investments	(3.42)	(2.15)	1.96	1.22	1.08	(0.36)

Total from investment operations	(3.20)	(1.88)	2.23	1.44	1.13	(0.35)

Distributions to shareholders from
Net investment income	(0.22)	(0.27)	(0.27)	(0.19)	(0.04)	(0.04)
Net realized gains	(0.23)	(2.15)	(0.53)	(0.45)	(2.23)	0

Total distributions to shareholders	(0.45)	(2.42)	(0.80)	(0.64)	(2.27)	(0.04)

Net asset value, end of period	$10.10	$13.75	$18.05	$16.62	$15.82	$16.96

Total return[3]	(22.92)%	(11.90)%	13.60%	9.44%	7.76%	(2.01)%

Ratios and supplemental data
Net assets, end of period (thousands)	$40,132	$69,864	$119,461	$13,428	$1,617	$1
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.12%	1.04%	1.04%	1.15%	1.26%[4]	1.11%[4]
Expenses excluding waivers/reimbursements and expense reductions	1.25%	1.11%	1.04%	1.17%	1.26%[4]	1.11%[4]
Net investment income (loss)	2.21%	1.67%	1.04%	1.14%	0.74%[4]	0.58%[4]
Portfolio turnover rate	33%	45%	60%	55%	15%	54%

1	For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.
2	For the period from March 18, 2005 (commencement of class operations), to April 30, 2005.
3	Excluding applicable sales charges
4	Annualized

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,
						Year Ended April 30, 2005[2]
CLASS B	2009	2008	2007	2006	2005[1]

Net asset value, beginning of period	$13.68	$17.96	$16.55	$15.79	$16.97	$17.35

Income from investment operations
Net investment income (loss)	0.15	0.14	0.13	0.10	0.01 [3]	0 [3]
Net realized and unrealized gains or losses on investments	(3.41)	(2.13)	1.94	1.22	1.06	(0.34)

Total from investment operations	(3.26)	(1.99)	2.07	1.32	1.07	(0.34)

Distributions to shareholders from
Net investment income	(0.14)	(0.14)	(0.13)	(0.11)	(0.02)	(0.04)
Net realized gains	(0.23)	(2.15)	(0.53)	(0.45)	(2.23)	0

Total distributions to shareholders	(0.37)	(2.29)	(0.66)	(0.56)	(2.25)	(0.04)

Net asset value, end of period	$10.05	$13.68	$17.96	$16.55	$15.79	$16.97

Total return[4]	(23.44)%	(12.61)%	12.70%	8.64%	7.35%	(1.97)%

Ratios and supplemental data
Net assets, end of period (thousands)	$2,118	$4,261	$7,329	$5,070	$121	$5
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.87%	1.79%	1.79%	1.89%	2.00%[5]	1.82%[5]
Expenses excluding waivers/reimbursements and expense reductions	2.00%	1.86%	1.79%	1.91%	2.00%[5]	1.82%[5]
Net investment income (loss)	1.49%	0.91%	0.71%	0.47%	0.16%[5]	0.10%[5]
Portfolio turnover rate	33%	45%	60%	55%	15%	54%

1	For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.
2	For the period from March 18, 2005 (commencement of class operations), to April 30, 2005.
3	Per share amount is based on average shares outstanding during the period.
4	Excluding applicable sales charges
5	Annualized

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,
						Year Ended April 30, 2005[2]
CLASS C	2009	2008	2007	2006	2005[1]

Net asset value, beginning of period	$13.65	$17.93	$16.53	$15.79	$16.97	$17.35

Income from investment operations
Net investment income (loss)	0.15	0.14	0.13	0.12	0 [3]	0
Net realized and unrealized gains or losses on investments	(3.40)	(2.13)	1.93	1.18	1.08	(0.34)

Total from investment operations	(3.25)	(1.99)	2.06	1.30	1.08	(0.34)

Distributions to shareholders from
Net investment income	(0.14)	(0.14)	(0.13)	(0.11)	(0.03)	(0.04)
Net realized gains	(0.23)	(2.15)	(0.53)	(0.45)	(2.23)	0

Total distributions to shareholders	(0.37)	(2.29)	(0.66)	(0.56)	(2.26)	(0.04)

Net asset value, end of period	$10.03	$13.65	$17.93	$16.53	$15.79	$16.97

Total return[4]	(23.47)%	(12.58)%	12.65%	8.54%	7.37%	(1.97)%

Ratios and supplemental data
Net assets, end of period (thousands)	$1,455	$1,890	$3,009	$1,617	$144	$1
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.88%	1.79%	1.79%	1.88%	2.16%[5]	1.85%[5]
Expenses excluding waivers/reimbursements and expense reductions	2.01%	1.86%	1.79%	1.90%	2.16%[5]	1.85%[5]
Net investment income (loss)	1.44%	0.91%	0.70%	0.53%	(0.09)%[5]	(0.16)%[5]
Portfolio turnover rate	33%	45%	60%	55%	15%	54%

1	For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.
2	For the period from March 18, 2005 (commencement of class operations), to April 30, 2005.
3	Per share amount is based on average shares outstanding during the period.
4	Excluding applicable sales charges
5	Annualized

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,
						Year Ended April 30, 2005[2]
CLASS I	2009	2008	2007	2006	2005[1]

Net asset value, beginning of period	$13.71	$18.01	$16.59	$15.81	$16.97	$16.14

Income from investment operations
Net investment income (loss)	0.26	0.31	0.32	0.24	0.05	0.12
Net realized and unrealized gains or losses on investments	(3.42)	(2.15)	1.94	1.23	1.07	1.84 [3]

Total from investment operations	(3.16)	(1.84)	2.26	1.47	1.12	1.96

Distributions to shareholders from
Net investment income	(0.25)	(0.31)	(0.31)	(0.24)	(0.05)	(0.12)
Net realized gains	(0.23)	(2.15)	(0.53)	(0.45)	(2.23)	(1.01)

Total distributions to shareholders	(0.48)	(2.46)	(0.84)	(0.69)	(2.28)	(1.13)

Net asset value, end of period	$10.07	$13.71	$18.01	$16.59	$15.81	$16.97

Total return	(22.72)%	(11.71)%	13.85%	9.66%	7.65%	12.10%

Ratios and supplemental data
Net assets, end of period (thousands)	$97,385	$235,108	$559,719	$673,865	$157,238	$157,107
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.87%	0.79%	0.79%	0.88%	0.91%[4]	0.99%
Expenses excluding waivers/reimbursements and expense reductions	1.00%	0.86%	0.79%	0.90%	0.91%[4]	1.20%
Net investment income (loss)	2.48%	1.93%	1.78%	1.45%	1.34%[4]	0.64%
Portfolio turnover rate	33%	45%	60%	55%	15%	54%

1	For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.
2

Effective at the close of business March 18, 2005, the Fund acquired the net assets of SouthTrust Value Fund (“SouthTrust Fund”). SouthTrust Fund was the accounting and performance survivor in this transaction. The financial highlights for the period prior to March 21, 2005 are those of SouthTrust Fund.

3

The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of the portfolio.

4	Annualized

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS

July 31, 2009

	Shares	Value

COMMON STOCKS 98.0%
CONSUMER DISCRETIONARY 8.2%
Diversified Consumer Services 0.2%
Apollo Group, Inc., Class A *	3,639	$251,237

Hotels, Restaurants & Leisure 1.3%
Carnival Corp.	10,569	295,826
Darden Restaurants, Inc.	21,397	693,049
McDonald’s Corp.	9,639	530,723
Royal Caribbean Cruises, Ltd.	24,482	355,479

		1,875,077

Household Durables 0.5%
Whirlpool Corp.	11,905	679,656

Media 2.9%
Comcast Corp., Class A	73,515	1,092,433
DISH Network Corp., Class A *	32,566	551,994
Time Warner Cable, Inc.	12,239	404,621
Time Warner, Inc.	48,760	1,299,941
Walt Disney Co.	28,516	716,322

		4,065,311

Multiline Retail 1.0%
Macy’s, Inc.	46,582	647,956
Target Corp.	18,465	805,443

		1,453,399

Specialty Retail 1.9%
AutoZone, Inc. *	2,296	352,597
Best Buy Co., Inc.	10,088	376,989
Foot Locker, Inc.	27,934	309,509
Home Depot, Inc.	31,102	806,786
Ross Stores, Inc.	9,757	430,186
Sherwin-Williams Co.	7,058	407,599

		2,683,666

Textiles, Apparel & Luxury Goods 0.4%
Nike, Inc., Class B	9,425	533,832

CONSUMER STAPLES 7.6%
Beverages 1.6%
Coca-Cola Enterprises, Inc.	64,898	1,219,434
Pepsi Bottling Group, Inc.	31,473	1,068,508

		2,287,942

Food & Staples Retailing 1.8%
CVS Caremark Corp.	17,001	569,194
Kroger Co.	19,180	410,068

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Food & Staples Retailing continued
Safeway, Inc.	41,849	$792,202
Wal-Mart Stores, Inc.	14,424	719,469

		2,490,933

Food Products 2.3%
Archer Daniels Midland Co.	41,225	1,241,697
Bunge, Ltd.	14,792	1,034,996
ConAgra Foods, Inc.	28,432	558,120
Sara Lee Corp.	34,979	372,177

		3,206,990

Household Products 1.6%
Procter & Gamble Co.	40,661	2,257,092

Tobacco 0.3%
Altria Group, Inc.	1	17
Philip Morris International, Inc.	9,241	430,631

		430,648

ENERGY 17.5%
Energy Equipment & Services 1.4%
Noble Corp.	24,668	835,258
Rowan Companies, Inc.	17,435	371,889
SEACOR Holdings, Inc. *	4,655	369,979
Tidewater, Inc.	9,146	411,570

		1,988,696

Oil, Gas & Consumable Fuels 16.1%
Apache Corp.	23,963	2,011,694
Chevron Corp.	63,796	4,431,908
ConocoPhillips	67,813	2,964,106
Devon Energy Corp.	18,993	1,103,303
Exxon Mobil Corp.	123,056	8,661,912
Marathon Oil Corp.	43,107	1,390,201
Occidental Petroleum Corp.	7,238	516,359
Plains Exploration & Production Co. *	15,271	437,514
Sunoco, Inc.	8,998	222,161
Valero Energy Corp.	58,236	1,048,248

		22,787,406

FINANCIALS 22.7%
Capital Markets 5.2%
Ameriprise Financial, Inc.	21,522	598,312
Bank of New York Mellon Corp.	29,930	818,286
BlackRock, Inc.	2,088	397,848
Goldman Sachs Group, Inc.	19,180	3,132,094

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Capital Markets continued
Morgan Stanley	32,927	$938,419
State Street Corp.	19,897	1,000,819
TD Ameritrade Holding Corp. *	23,345	432,816

		7,318,594

Commercial Banks 4.8%
Bank of Hawaii Corp.	10,978	421,226
BB&T Corp.	29,198	668,050
PNC Financial Services Group, Inc.	20,214	741,045
U.S. Bancorp	47,461	968,679
Wells Fargo & Co. °	161,578	3,952,198

		6,751,198

Consumer Finance 0.3%
American Express Co.	17,228	488,069

Diversified Financial Services 5.7%
Bank of America Corp.	209,772	3,102,528
Citigroup, Inc.	89,451	283,560
JPMorgan Chase & Co.	118,879	4,594,673

		7,980,761

Insurance 4.9%
ACE, Ltd.	22,577	1,107,628
AFLAC, Inc.	13,207	500,017
Allied World Assurance Co. Holdings, Ltd.	8,515	370,062
Arch Capital Group, Ltd. *	7,635	474,821
Chubb Corp.	16,792	775,455
Endurance Specialty Holdings, Ltd.	11,216	374,278
PartnerRe, Ltd.	11,487	787,893
Reinsurance Group of America, Inc.	17,557	728,615
Travelers Companies, Inc.	41,774	1,799,206

		6,917,975

Real Estate Investment Trusts (REITs) 1.6%
Hospitality Properties Trust	40,809	644,374
Host Hotels & Resorts, Inc.	62,349	566,129
HRPT Properties Trust	125,547	605,136
Simon Property Group, Inc.	8,630	480,864

		2,296,503

Thrifts & Mortgage Finance 0.2%
Hudson City Bancorp, Inc.	22,276	313,201

HEALTH CARE 10.8%
Biotechnology 0.6%
Amgen, Inc. *	12,586	784,234

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Health Care Equipment & Supplies 0.5%
Baxter International, Inc.	13,640	$768,887

Health Care Providers & Services 1.8%
Health Net, Inc. *	21,257	287,607
Humana, Inc. *	12,120	398,142
UnitedHealth Group, Inc.	28,150	789,889
WellPoint, Inc. *	21,297	1,121,074

		2,596,712

Life Sciences Tools & Services 0.5%
Thermo Fisher Scientific, Inc. *	13,934	630,932

Pharmaceuticals 7.4%
Eli Lilly & Co.	37,844	1,320,377
Forest Laboratories, Inc. *	15,190	392,358
Johnson & Johnson	36,676	2,233,202
King Pharmaceuticals, Inc. *	32,689	296,489
Merck & Co., Inc.	51,922	1,558,179
Pfizer, Inc.	268,014	4,269,463
Wyeth	7,461	347,309

		10,417,377

INDUSTRIALS 8.7%
Aerospace & Defense 2.5%
General Dynamics Corp.	24,557	1,360,212
L-3 Communications Holdings, Inc.	13,710	1,035,105
Northrop Grumman Corp.	26,424	1,177,982

		3,573,299

Construction & Engineering 0.7%
Fluor Corp.	8,917	470,818
KBR, Inc.	22,889	485,018

		955,836

Electrical Equipment 0.3%
General Cable Corp. *	9,860	382,272

Industrial Conglomerates 2.9%
General Electric Co.	261,396	3,502,706
Tyco International, Ltd.	19,327	584,062

		4,086,768

Machinery 1.2%
AGCO Corp. *	13,819	434,746
Parker Hannifin Corp.	7,676	339,893
Timken Co.	26,886	547,937
Trinity Industries, Inc.	29,422	410,731

		1,733,307

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Professional Services 0.3%
Manpower, Inc.	8,482	$406,712

Road & Rail 0.8%
Norfolk Southern Corp.	15,127	654,243
Ryder System, Inc.	13,167	462,556

		1,116,799

INFORMATION TECHNOLOGY 5.7%
Computers & Peripherals 2.1%
Hewlett-Packard Co.	9,963	431,398
International Business Machines Corp.	9,742	1,148,874
Lexmark International, Inc., Class A *	23,451	339,570
Seagate Technology, Inc.	29,930	360,357
Western Digital Corp. *	20,419	617,675

		2,897,874

Electronic Equipment, Instruments & Components 0.8%
Flextronics International, Ltd. *	46,976	249,912
Ingram Micro, Inc., Class A *	15,275	256,926
Tech Data Corp. *	9,571	334,315
Vishay Intertechnology, Inc. *	42,851	304,671

		1,145,824

IT Services 1.4%
Computer Sciences Corp. *	20,931	1,008,247
Convergys Corp. *	27,334	292,747
Fiserv, Inc. *	8,159	386,818
Hewitt Associates, Inc., Class A *	7,884	235,968

		1,923,780

Office Electronics 0.3%
Xerox Corp.	55,862	457,510

Semiconductors & Semiconductor Equipment 0.7%
Intel Corp.	33,308	641,179
National Semiconductor Corp.	26,046	392,253

		1,033,432

Software 0.4%
Symantec Corp. *	38,981	581,986

MATERIALS 3.3%
Chemicals 2.4%
Ashland, Inc.	15,626	517,846
E.I. DuPont de Nemours & Co.	15,150	468,589
Eastman Chemical Co.	19,301	958,488

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
MATERIALS continued
Chemicals continued
Lubrizol Corp.	14,215	$823,475
Nalco Holding Co.	30,729	543,596

		3,311,994

Metals & Mining 0.3%
Freeport-McMoRan Copper & Gold, Inc.	7,266	438,140

Paper & Forest Products 0.6%
International Paper Co.	22,449	422,265
MeadWestvaco Corp.	23,869	465,207

		887,472

TELECOMMUNICATION SERVICES 7.0%
Diversified Telecommunication Services 6.3%
AT&T, Inc.	194,186	5,093,499
CenturyTel, Inc.	20,886	655,612
Qwest Communications International, Inc.	90,526	349,430
Verizon Communications, Inc.	87,106	2,793,489

		8,892,030

Wireless Telecommunication Services 0.7%
Sprint Nextel Corp. *	246,392	985,568

UTILITIES 6.5%
Electric Utilities 2.9%
Edison International	17,537	566,796
Entergy Corp.	10,329	829,728
FirstEnergy Corp.	15,512	639,094
Mirant Corp. *	39,163	707,284
NRG Energy, Inc. *	19,999	544,173
Pepco Holdings, Inc.	54,760	787,449

		4,074,524

Gas Utilities 0.3%
UGI Corp.	15,509	410,058

Independent Power Producers & Energy Traders 0.3%
AES Corp. *	37,026	473,562

Multi-Utilities 3.0%
CenterPoint Energy, Inc.	71,602	862,804
CMS Energy Corp.	82,793	1,071,342
DTE Energy Co.	18,915	651,811
NiSource, Inc.	63,082	813,127
Public Service Enterprise Group, Inc.	26,967	875,079

		4,274,163

Total Common Stocks (cost $155,657,950)		138,299,238

See Notes to Financial Statements

18

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Principal Amount	Value

SHORT-TERM INVESTMENTS 2.0%
U.S. TREASURY OBLIGATION 0.3%
U.S. Treasury Bill, 0.17%, 09/17/2009 ß ƒ	$500,000	$499,906

	Shares	Value

MUTUAL FUND SHARES 1.7%
Evergreen Institutional Money Market Fund, Class I, 0.22% q ø	2,356,965	2,356,965

Total Short-Term Investments (cost $2,856,859)		2,856,871

Total Investments (cost $158,514,809) 100.0%		141,156,109
Other Assets and Liabilities 0.0%		(67,412)

Net Assets 100.0%		$141,088,697

*	Non-income producing security
°

Security represents an investment in a non-controlled affiliate. At July 31, 2009, the Fund invested in securities issued by Wells Fargo & Co. with a cost basis of $5,649,601 and earned $214,737 of income for the year ended July 31, 2009 which is included in income from affiliated issuers.

ß	Rate shown represents the yield to maturity at date of purchase.
ƒ	All or a portion of this security was pledged to cover initial margin requirements for open futures contracts.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

The following table shows the percent of total long-term investments by sector as of July 31, 2009:

Financials	23.2%
Energy	17.9%
Health Care	11.0%
Industrials	8.9%
Consumer Discretionary	8.3%
Consumer Staples	7.7%
Telecommunication Services	7.1%
Utilities	6.7%
Information Technology	5.8%
Materials	3.4%

100.0%

See Notes to Financial Statements

19

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2009

Assets
Investments in unaffiliated issuers, at value (cost $150,508,243)	$134,846,946
Investments in affiliated issuers, at value (cost $8,006,566)	6,309,163

Total investments	141,156,109
Receivable for securities sold	198,415
Receivable for Fund shares sold	6,713
Dividends receivable	262,111
Receivable for daily variation margin on open futures contracts	6,593
Prepaid expenses and other assets	25,646

Total assets	141,655,587

Liabilities
Payable for Fund shares redeemed	516,866
Advisory fee payable	6,381
Distribution Plan expenses payable	1,119
Due to other related parties	983
Accrued expenses and other liabilities	41,541

Total liabilities	566,890

Net assets	$141,088,697

Net assets represented by
Paid-in capital	$207,355,965
Undistributed net investment income	76,705
Accumulated net realized losses on investments	(49,108,746)
Net unrealized losses on investments	(17,235,227)

Total net assets	$141,088,697

Net assets consists of
Class A	$40,131,621
Class B	2,117,558
Class C	1,454,864
Class I	97,384,654

Total net assets	$141,088,697

Shares outstanding (unlimited number of shares authorized)
Class A	3,972,747
Class B	210,742
Class C	145,058
Class I	9,666,375

Net asset value per share
Class A	$10.10
Class A — Offering price (based on sales charge of 5.75%)	$10.72
Class B	$10.05
Class C	$10.03
Class I	$10.07

See Notes to Financial Statements

20

STATEMENT OF OPERATIONS

Year Ended July 31, 2009

Investment income
Dividends (net of foreign withholding taxes of $1,241)	$5,596,534
Income from affiliated issuers	252,382
Interest	1,975

Total investment income	5,850,891

Expenses
Advisory fee	1,085,757
Distribution Plan expenses
Class A	114,495
Class B	26,620
Class C	14,915
Administrative services fee	175,122
Transfer agent fees	294,366
Trustees’ fees and expenses	3,923
Printing and postage expenses	39,136
Custodian and accounting fees	48,064
Registration and filing fees	60,250
Professional fees	35,877
Interest expense	796
Other	9,987

Total expenses	1,909,308
Less: Expense reductions	(439)
Fee waivers	(233,589)

Net expenses	1,675,280

Net investment income	4,175,611

Net realized and unrealized gains or losses on investments
Net realized losses on:
Securities
Unaffiliated issuers	(45,273,789)
Affiliated issuers	(372,279)
Futures contracts	(2,510,564)

Net realized losses on investments	(48,156,632)

Net change in unrealized gains or losses on:
Securities
Unaffiliated issuers	(21,073,581)
Affiliated issuers	(1,697,403)
Futures contracts	94,338

Net change in unrealized gains or losses on investments	(22,676,646)

Net realized and unrealized gains or losses on investments	(70,833,278)

Net decrease in net assets resulting from operations	$(66,657,667)

See Notes to Financial Statements

21

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31,

	2009		2008

Operations
Net investment income		$4,175,611		$9,315,836
Net realized gains or losses on investments		(48,156,632)		13,880,561
Net change in unrealized gains or losses on investments		(22,676,646)		(77,629,812)

Net decrease in net assets resulting from operations		(66,657,667)		(54,433,415)

Distributions to shareholders from
Net investment income
Class A		(1,003,098)		(1,548,355)
Class B		(37,100)		(52,915)
Class C		(21,191)		(21,690)
Class I		(3,057,122)		(7,843,115)
Net realized gains
Class A		(1,083,278)		(12,226,944)
Class B		(63,147)		(826,017)
Class C		(32,180)		(336,376)
Class I		(3,041,967)		(57,464,687)

Total distributions to shareholders		(8,339,083)		(80,320,099)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	441,697	4,257,189	461,548	7,165,283
Class B	51,415	516,301	41,416	655,946
Class C	78,322	753,769	25,766	384,364
Class I	1,799,703	16,514,586	3,051,843	47,693,159

		22,041,845		55,898,752

Net asset value of shares issued in reinvestment of distributions
Class A	210,683	1,980,802	847,532	13,310,442
Class B	9,793	90,267	48,272	753,503
Class C	4,577	41,875	17,281	269,244
Class I	226,961	2,135,323	2,058,467	32,299,829

		4,248,267		46,633,018

Automatic conversion of Class B shares to Class A shares
Class A	40,395	386,400	25,477	394,236
Class B	(40,620)	(386,400)	(25,615)	(394,236)

		0		0

Payment for shares redeemed
Class A	(1,801,661)	(18,061,903)	(2,871,834)	(46,374,577)
Class B	(121,417)	(1,207,349)	(160,552)	(2,468,652)
Class C	(76,271)	(733,794)	(72,445)	(1,111,591)
Class I	(9,504,400)	(101,324,698)	(19,041,647)	(296,219,010)

		(121,327,744)		(346,173,830)

Net decrease in net assets resulting from capital share transactions		(95,037,632)		(243,642,060)

Total decrease in net assets		(170,034,382)		(378,395,574)

See Notes to Financial Statements

22

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended July 31,

	2009	2008

Net assets
Beginning of period	$311,123,079	$689,518,653

End of period	$141,088,697	$311,123,079

Undistributed net investment income	$76,705	$86,654

See Notes to Financial Statements

23

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Disciplined Value Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

As of the close of business on June 30, 2009, Class B shares of the Fund have been closed to new accounts and additional purchases by existing shareholders.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through September 28, 2009 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

24

NOTES TO FINANCIAL STATEMENTS continued

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Futures contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

25

NOTES TO FINANCIAL STATEMENTS continued

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectibility of interest is reasonably assured, the debt obligation is removed from non-accrual status. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

26

NOTES TO FINANCIAL STATEMENTS continued

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. During the year ended July 31, 2009, the following amounts were reclassified:

Undistributed net investment income	$(67,049)
Accumulated net realized losses on investments	67,049

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.62% and declining to 0.45% as average daily net assets increase. For the year ended July 31, 2009, the advisory fee was equivalent to an annual rate of 0.62% of the Fund’s average daily net assets.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may have been deemed to control EIMC. If Wells Fargo was deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC with the same terms and conditions as the existing agreement which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement was subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect.

Shareholders approved the new advisory agreement between the Fund and EIMC on February 12, 2009.

27

NOTES TO FINANCIAL STATEMENTS continued

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended July 31, 2009, EIMC voluntarily waived its advisory fee in the amount of $233,589.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended July 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended July 31, 2009, the transfer agent fees were equivalent to an annual rate of 0.17% of the Fund’s average daily net assets.

Wachovia Bank NA, a subsidiary of Wells Fargo and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as the securities lending agent for the Fund.

4 . DISTRIBUTION PLANS

EIS, an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the year ended July 31, 2009, EIS received $1,196 from the sale of Class A shares and $7,766 and $35 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. IN - KIND TRANSACTION

Effective at the close of business on March 14, 2008, the Fund redeemed assets through an in-kind redemption. The number and value of Class I shares redeemed are reflected as payment for shares redeemed in the Statement of Changes in Net Assets for the year ended July 31, 2008. In the transaction, the Fund distributed securities with a market value of

28

NOTES TO FINANCIAL STATEMENTS continued

$68,256,543 and cash in the amount of $1,142,314. The Fund realized $780,043 of net capital losses resulting from the in-kind redemption; however, for income tax purposes such losses cannot be used to offset other realized gains and thus reduce capital gain distributions.

6. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $57,856,710 and $152,955,218, respectively, for the year ended July 31, 2009.

On August 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$138,299,238	$0	$0	$138,299,238
Debt securities issued by U.S. Treasury and U.S. government agencies	499,906	0	0	499,906
Short-term investments	2,356,965	0	0	2,356,965

	$141,156,109	$0	$0	$141,156,109

Further details on the major security types listed above can be found in the Schedule of Investments.

29

NOTES TO FINANCIAL STATEMENTS continued

As of July 31, 2009, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Other financial instruments*	$123,473	$0	$0	$123,473

*	Other financial instruments include futures contracts.

On July 31, 2009, the aggregate cost of securities for federal income tax purposes was $159,860,765. The gross unrealized appreciation and depreciation on securities based on tax cost was $8,403,234 and $27,107,890, respectively, with a net unrealized depreciation of $18,704,656.

As of July 31, 2009, the Fund had $5,003,683 in capital loss carryovers for federal income tax purposes expiring in 2017.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of July 31, 2009, the Fund incurred and will elect to defer post-October losses of $42,635,634.

7. DERIVATIVE TRANSACTIONS

At July 31, 2009, the Fund had long futures contracts outstanding as follows:

Expiration	Contracts	Initial Contract Amount	Value at July 31, 2009	Unrealized Gain (Loss)

September 2009	12 S&P 500 Index	$2,829,727	$2,953,200	$123,473

The Fund had an average contract amount of $4,056,779 in futures contracts during the year ended July 31, 2009.

On July 31, 2009, the cumulative appreciation on futures contracts in the amount of $123,473 is reflected in net unrealized losses on investment on the Statement of Assets and Liabilities. The receivable for daily variation margin on open futures contracts only represents the current day’s variation margin. The realized losses and change in unrealized gains or losses on futures contracts are reflected in the Statement of Operations.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended July 31, 2009, the Fund did not participate in the interfund lending program.

30

NOTES TO FINANCIAL STATEMENTS continued

9. DISTRIBUTIONS TO SHAREHOLDERS

As of July 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Depreciation	Capital Loss Carryovers and Post-October Losses	Temporary Book/ Tax Differences

$97,423	$18,704,656	$47,639,317	$(20,718)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, futures contract, and real estate investment trusts. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended July 31,

	2009	2008

Ordinary Income	$4,118,795	$17,430,274
Long-term Capital Gain	4,220,288	62,889,825

10. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

11. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

12. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual

31

NOTES TO FINANCIAL STATEMENTS continued

commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%.

During the year ended July 31, 2009, the Fund had average borrowings outstanding of $14,879 at an average rate of 5.35% and paid interest of $796.

13. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the

32

NOTES TO FINANCIAL STATEMENTS continued

Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

14. SUBSEQUENT DISTRIBUTIONS

On September 10, 2009, the Fund declared distributions from net investment income to shareholders of record on September 9, 2009. The per share amounts payable on September 11, 2009 were as follows:

Net Investment Income

Class A	$0.0272
Class B	0.0075
Class C	0.0076
Class I	0.0336

These distributions are not reflected in the accompanying financial statements.

33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Disciplined Value Fund, a series of the Evergreen Equity Trust, as of July 31, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Disciplined Value Fund as of July 31, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 28, 2009

34

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $4,220,288 for the fiscal year ended July 31, 2009.

For corporate shareholders, 100% of ordinary income dividends paid during the fiscal year ended July 31, 2009 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended July 31, 2009, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2009 year-end tax information will be reported on your 2009 Form 1099-DIV, which shall be provided to you in early 2010.

35

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

36

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; President and Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

575708 rv3 09/2009

Evergreen Enhanced S&P 500® Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
14	SCHEDULE OF INVESTMENTS
22	STATEMENT OF ASSETS AND LIABILITIES
23	STATEMENT OF OPERATIONS
24	STATEMENTS OF CHANGES IN NET ASSETS
27	NOTES TO FINANCIAL STATEMENTS
38	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
39	ADDITIONAL INFORMATION
40	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

September 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Enhanced S&P 500® Fund for the twelve-month period ended July 31, 2009 (the “period”).

Capital markets throughout the globe continued to experience extreme pressure during the period. Home prices continued to fall and job losses persisted. In September 2008, federal officials allowed for the collapse of Lehman Brothers, and the collateral damage from this event led to further collapse. Venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze. Early in 2009, the fixed income markets worried about deflation, evidenced by investor willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased, with yields climbing for longer-term U.S. Treasuries during the first quarter of 2009. International markets were hit hard as economies in both developed and emerging countries struggled. Equity markets were affected by the weakness in economic data and corporate profits, although during April 2009, stocks rallied off their March 9th lows, with international and small cap stocks leading the gains. Signs of stability emerged in the corporate credit markets, though, as both issuance and performance improved. The price of oil surged in the second quarter of 2009, pulling most commodities higher, as gold gave back earlier gains and the dollar weakened. While recent data reflects an economy that is managing to climb from the depths of the past two quarters, we question whether the fundamentals are in place for sustainable growth, given the still unresolved issues of credit availability, rising unemployment, declining home values, auto bankruptcies, and the possibility for more bank re-capitalizations.

Due to prospects for “below-trend” growth, we consider the growing inflation fears to be overdone. Global growth is receding, oil prices remain 50% lower than last summer, and domestic home prices continue their descent. Rather, as massive global stimulus seeks areas that may hold their intrinsic value (hard assets such as gold), signs of “reflation” may continue. Yet with wages representing the largest costs for businesses and an unemployment rate headed toward 10%, it is improbable that true inflationary pressures are poised to develop until well into 2010.

1

LETTER TO SHAREHOLDERS continued

It appears that the Federal Reserve Board may agree with this assessment. At the conclusion of their meeting on June 24th, monetary policy makers decided to leave their target for the benchmark federal funds rate near zero “for an extended period” as inflation is expected to remain “subdued for some time.” In addition, the central bank reiterated its commitment to the asset purchase program announced in March 2009, whereby policy makers pledged to purchase up to $300 billion in long-term U.S. Treasury bonds and up to $1.25 trillion in mortgage-backed securities. The goal of this program is to drive prices up and yields down, in order to lower the rates borrowers must pay on a variety of loans to help improve demand and economic activity.

During a volatile and challenging period in the stock market, the management teams of Evergreen’s value- and core-equity funds held fast to their long-term disciplines. The team supervising Evergreen Equity Index Fund maintained a portfolio reflecting the composition of the Standard & Poor’s 500 Index, using a proprietary process to control trading and operational costs. Managers of Evergreen Enhanced S&P 500® Fund, meanwhile, employed a discipline based principally on quantitative analysis to select a portfolio composed principally of larger-company stocks. Managers of Evergreen Equity Income Fund emphasized companies with the ability to both maintain and increase their dividends to shareholders. The team managing Evergreen Fundamental Large Cap Fund, meanwhile, emphasized companies with attractive earnings growth records and strong management teams. At the same time, the team supervising Evergreen Fundamental Mid Cap Value Fund focused on mid-sized companies selling at reasonable valuations. Portfolio managers of Evergreen Intrinsic Value Fund sought out positions in established companies selling at a discount to the managers’ estimate of the stock’s intrinsic value. Meanwhile, managers of Evergreen Disciplined Value Fund employed a combination of quantitative tools and traditional fundamental analysis in reviewing opportunities among large companies. Meanwhile, teams supervising Evergreen Small Cap Value Fund and Evergreen Special Values Fund each selected stocks based on their assessments of better quality, small cap companies with reasonable prices and strong balance sheets.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

2

LETTER TO SHAREHOLDERS continued

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer
Evergreen Funds

Notice to Shareholders:

Effective after the close of business on June 30, 2009, Class B shares of the Fund was closed to new accounts and additional purchases by existing shareholders. Existing shareholders of Class B shares of the Fund may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each fund’s prospectus and may also continue to add to their accounts through dividend reinvestment. All other Class B share features and attributes, including, but not limited to, the 12b-1 fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

3

FUND AT A GLANCE

as of July 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

William E. Zieff

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 6/30/2009.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 2/28/1990

	Class A	Class B	Class C	Class I	Class IS
Class inception date	2/28/1990	11/7/1997	6/30/1999	2/21/1995	6/30/2000

Nasdaq symbol	EVSAX	EVSBX	EVSTX	EVSYX	EVSSX

Average annual return*

1-year with sales charge	-23.88%	-24.41%	-21.40%	N/A	N/A

1-year w/o sales charge	-20.07%	-20.65%	-20.65%	-19.81%	-20.06%

5-year	-0.07%	-0.16%	0.17%	1.18%	0.93%

10-year	-1.71%	-1.97%	-1.96%	-0.97%	-1.22%

Maximum sales charge	4.75%	5.00%	1.00%	N/A	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C, I or IS, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class IS prior to its inception is based on the performance of Class A, the original class offered. The fund incurs a 12b-1 fee of 0.25% for Classes A and IS and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

Class B shares are closed to new investments by new and existing shareholders.

Returns reflect expense limits previously in effect, without which returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Enhanced S&P 500® Fund Class A shares versus a similar investment in the S&P 500® Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I and IS shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

An index fund cannot modify its investment strategy to respond to changes in the economy, may be particularly susceptible to general market declines, may not track its benchmark perfectly and may have lower returns than its benchmark index due to fees and expenses.

“Standard & Poor’s,” “S&P,” “S&P 500,” “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Evergreen Investment Management Company, LLC. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of July 31, 2009, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -20.07% for the twelve-month period ended July 31, 2009, excluding any applicable sales charges. During the same period, the S&P 500 returned -19.96%.

The fund’s objective is to seek total return greater than that of the S&P 500 Index.

Investment process

Despite a campaign of rate cuts by the Federal Reserve and a large fiscal stimulus package from Congress, concerns about a slowing economy, a weakening dollar, a massive housing slump, substantial write-offs and losses by financial companies resulted in most equity markets plummeting to multi-year lows, as consumers and businesses retrenched and de-levered. However, a major rally started in mid-March of calendar year 2009 and continued into the summer, as investors started to pick up bargains among beaten-down riskier names as well as bidding more quality names. By the end of the fiscal period, macroeconomic signals pointed to stabilization of economic declines, and optimism about an impending economic recovery increased.

In managing this diversified fund, we invest in a full spectrum of large cap stocks of both value and growth companies. We use a disciplined stock selection process based on propriety research and analysis of company fundamentals and market information. This selection process is principally quantitative in nature, as we identify stocks that are attractive on the basis of valuations, quality and sentiment. We manage volatility and risk with both state-of-the-art tools and traditional fundamental research to help ensure that we maintain a well-diversified portfolio of companies with characteristics that are similar to those of the S&P 500 benchmark. This process is geared towards adding value relative to the benchmark through stock selection, with no active view on individual sector performance.

Contributors to performance

Over the past fiscal year, sector neutrality was largely the case for the fund, as is typical, adding value through stock selection principally in Financials as well as in Energy and Utilities. In Financials, names such as Ace, a global provider of property and casualty insurance, as well as Travelers, another insurance provider, both added value on a relative basis in this beaten down sector after delivering relatively neutral returns for most of the period. One financial name that the fund was underweight in—American International Group (AIG)—benefited the portfolio after the stock lost most its value. AIG faced monumental losses and collateral calls during this period, which resulted in the company receiving hefty government aid. In the Energy sector, positive relative performance in Transocean, also a name the fund did not own, and Chevron, an overweight position in the fund, both benefited performance. Transocean, a Texas-based offshore contract driller, underperformed the sector and lost over half its value on declining oil prices. Chevron, an integrated Energy company, similarly suffered as declining margins plunged on weakening demand, albeit less so than some peers. Lastly, in Utilities, another beaten

6

PORTFOLIO MANAGER COMMENTARY continued

down sector, stock selection worked generally well, with no notable contributors. Examples of positive stock selection included names such as Xcel Energy and NRG.

Detractors from performance

Underperformance on a relative basis, also due to stock selection, occurred in Consumer Discretionary, Industrials and Materials. In Consumer Discretionary, few names detracted meaningfully. Rather, stock selection was generally weak in this sector in names such as TJX, Best Buy, and Limited Brands. TJX operates several well-known retailers such as TJMaxx, Marshalls, and HomeGoods, to name a few. The company suffered earlier in the fiscal year on negative sentiment and concerns facing consumer spending. It recovered, however, after the company managed to show resilience in its business model as cost controls and inventory management led to better-than-expected results in the fourth quarter of calendar year 2008. In Industrials, 3M (a company the fund did not own) and an overweight position in Norfolk Southern both detracted on a relative basis. 3M, a diversified technology company, was modestly higher for the period, recovering most of the earlier stock losses after posting second-quarter 2009 earnings per share significantly above street estimates. Norfolk Southern finished the period lower and underperformed its peer group due to excess capacity issues. Lastly in Materials, an overweight position in United States Steel and an underweight position in Monsanto both detracted from performance. United States Steel, based in Pennsylvania, lost nearly three-quarters of its value primarily through November 2008 in tandem with softening commodity prices.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

7

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2009 to July 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	2/1/2009	7/31/2009	During Period*

Actual
Class A	$1,000.00	$1,190.42	$5.54
Class B	$1,000.00	$1,186.48	$9.60
Class C	$1,000.00	$1,186.24	$9.59
Class I	$1,000.00	$1,193.13	$4.19
Class IS	$1,000.00	$1,191.51	$5.54
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.74	$5.11
Class B	$1,000.00	$1,016.02	$8.85
Class C	$1,000.00	$1,016.02	$8.85
Class I	$1,000.00	$1,020.98	$3.86
Class IS	$1,000.00	$1,019.74	$5.11

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.02% for Class A, 1.77% for Class B, 1.77% for Class C, 0.77% for Class I and 1.02% for Class IS), multiplied by the average account value over the period, multiplied by 181 / 365 days.

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,		Year Ended September 30,

CLASS A	2009	2008[1]	2007	2006	2005	2004

Net asset value, beginning of period	$14.40	$18.97	$17.09	$15.56	$13.56	$11.93

Income from investment operations
Net investment income (loss)	0.18	0.14	0.18	0.19	0.12 [2]	0.07
Net realized and unrealized gains or losses on investments	(3.15)	(2.58)	2.48	1.53	2.02	1.62

Total from investment operations	(2.97)	(2.44)	2.66	1.72	2.14	1.69

Distributions to shareholders from
Net investment income	(0.17)	(0.14)	(0.18)	(0.19)	(0.14)	(0.06)
Net realized gains	(0.41)	(1.99)	(0.60)	0	0	0

Total distributions to shareholders	(0.58)	(2.13)	(0.78)	(0.19)	(0.14)	(0.06)

Net asset value, end of period	$10.85	$14.40	$18.97	$17.09	$15.56	$13.56

Total return[3]	(20.07)%	(14.06)%	15.98%	11.13%	15.86%	14.16%

Ratios and supplemental data
Net assets, end of period (thousands)	$243,049	$348,350	$513,074	$115,630	$100,728	$51,209
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.00%	0.94%[4]	0.89%	0.81%	1.11%	1.15%
Expenses excluding waivers/reimbursements and expense reductions	1.00%	0.94%[4]	0.89%	0.82%	1.15%	1.17%
Net investment income (loss)	1.71%	1.12%[4]	0.92%	1.20%	0.83%	0.47%
Portfolio turnover rate	30%	29%	71%	52%	38%	54%

1	For the ten months ended July 31, 2008. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.
2	Per share amount is based on average shares outstanding during the period.
3	Excluding applicable sales charges
4	Annualized

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,		Year Ended September 30,

CLASS B	2009	2008[1]	2007	2006	2005	2004

Net asset value, beginning of period	$13.68	$18.13	$16.36	$14.90	$13.01	$11.48

Income from investment operations
Net investment income (loss)	0.10 [2]	0.05 [2]	0.04 [2]	0.07 [2]	0 [2]	(0.04)
Net realized and unrealized gains or losses on investments	(2.99)	(2.46)	2.37	1.47	1.95	1.57

Total from investment operations	(2.89)	(2.41)	2.41	1.54	1.95	1.53

Distributions to shareholders from
Net investment income	(0.09)	(0.05)	(0.04)	(0.08)	(0.06)	0 [3]
Net realized gains	(0.41)	(1.99)	(0.60)	0	0	0

Total distributions to shareholders	(0.50)	(2.04)	(0.64)	(0.08)	(0.06)	0

Net asset value, end of period	$10.29	$13.68	$18.13	$16.36	$14.90	$13.01

Total return[4]	(20.65)%	(14.60)%	15.05%	10.34%	15.03%	13.34%

Ratios and supplemental data
Net assets, end of period (thousands)	$6,585	$11,935	$23,630	$29,352	$55,071	$11,177
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.75%	1.69%[5]	1.62%	1.57%	1.81%	1.85%
Expenses excluding waivers/reimbursements and expense reductions	1.75%	1.69%[5]	1.62%	1.58%	1.85%	1.87%
Net investment income (loss)	0.99%	0.37%[5]	0.25%	0.46%	0.00%	(0.24)%
Portfolio turnover rate	30%	29%	71%	52%	38%	54%

1	For the ten months ended July 31, 2008. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.
2	Per share amount is based on average shares outstanding during the period.
3	Amount represents less than $0.005 per share.
4	Excluding applicable sales charges
5	Annualized

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,		Year Ended September 30,

CLASS C	2009	2008[1]	2007	2006	2005	2004

Net asset value, beginning of period	$13.95	$18.45	$16.64	$15.17	$13.24	$11.69

Income from investment operations
Net investment income (loss)	0.11	0.05	0.04 [2]	0.07 [2]	0.01 [2]	(0.03)[2]
Net realized and unrealized gains or losses on investments	(3.06)	(2.51)	2.42	1.49	1.98	1.58

Total from investment operations	(2.95)	(2.46)	2.46	1.56	1.99	1.55

Distributions to shareholders from
Net investment income	(0.09)	(0.05)	(0.05)	(0.09)	(0.06)	0 [3]
Net realized gains	(0.41)	(1.99)	(0.60)	0	0	0

Total distributions to shareholders	(0.50)	(2.04)	(0.65)	(0.09)	(0.06)	0

Net asset value, end of period	$10.50	$13.95	$18.45	$16.64	$15.17	$13.24

Total return[4]	(20.65)%	(14.58)%	15.10%	10.29%	15.08%	13.27%

Ratios and supplemental data
Net assets, end of period (thousands)	$11,462	$10,409	$12,331	$7,944	$6,003	$2,518
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.76%	1.69%[5]	1.63%	1.55%	1.81%	1.84%
Expenses excluding waivers/reimbursements and expense reductions	1.76%	1.69%[5]	1.63%	1.56%	1.85%	1.86%
Net investment income (loss)	0.95%	0.36%[5]	0.24%	0.45%	0.09%	(0.24)%
Portfolio turnover rate	30%	29%	71%	52%	38%	54%

1	For the ten months ended July 31, 2008. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.
2	Per share amount is based on average shares outstanding during the period.
3	Amount represents less than $0.005 per share.
4	Excluding applicable sales charges
5	Annualized

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,		Year Ended September 30,

CLASS I	2009	2008[1]	2007	2006	2005	2004

Net asset value, beginning of period	$14.48	$19.06	$17.16	$15.62	$13.61	$11.99

Income from investment operations
Net investment income (loss)	0.22	0.19	0.23	0.24	0.18	0.10
Net realized and unrealized gains or losses on investments	(3.17)	(2.61)	2.49	1.53	2.01	1.62

Total from investment operations	(2.95)	(2.42)	2.72	1.77	2.19	1.72

Distributions to shareholders from
Net investment income	(0.20)	(0.17)	(0.22)	(0.23)	(0.18)	(0.10)
Net realized gains	(0.41)	(1.99)	(0.60)	0	0	0

Total distributions to shareholders	(0.61)	(2.16)	(0.82)	(0.23)	(0.18)	(0.10)

Net asset value, end of period	$10.92	$14.48	$19.06	$17.16	$15.62	$13.61

Total return	(19.81)%	(13.89)%	16.28%	11.44%	16.19%	14.40%

Ratios and supplemental data
Net assets, end of period (thousands)	$484,594	$942,112	$1,592,166	$1,722,790	$1,432,963	$1,455,039
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.75%	0.69%[2]	0.62%	0.55%	0.80%	0.84%
Expenses excluding waivers/reimbursements and expense reductions	0.75%	0.69%[2]	0.62%	0.56%	0.84%	0.86%
Net investment income (loss)	1.99%	1.36%[2]	1.25%	1.45%	1.23%	0.76%
Portfolio turnover rate	30%	29%	71%	52%	38%	54%

1	For the ten months ended July 31, 2008. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.
2	Annualized

See Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,		Year Ended September 30,

CLASS IS	2009	2008[1]	2007	2006	2005	2004

Net asset value, beginning of period	$14.41	$18.99	$17.10	$15.57	$13.57	$11.93

Income from investment operations
Net investment income (loss)	0.18	0.15	0.18	0.20	0.15 [2]	0.07
Net realized and unrealized gains or losses on investments	(3.15)	(2.59)	2.49	1.52	2.00	1.63

Total from investment operations	(2.97)	(2.44)	2.67	1.72	2.15	1.70

Distributions to shareholders from
Net investment income	(0.17)	(0.15)	(0.18)	(0.19)	(0.15)	(0.06)
Net realized gains	(0.41)	(1.99)	(0.60)	0	0	0

Total distributions to shareholders	(0.58)	(2.14)	(0.78)	(0.19)	(0.15)	(0.06)

Net asset value, end of period	$10.86	$14.41	$18.99	$17.10	$15.57	$13.57

Total return	(20.06)%	(14.03)%	15.92%	11.13%	15.89%	14.23%

Ratios and supplemental data
Net assets, end of period (thousands)	$33,452	$49,125	$68,154	$68,764	$75,019	$80,111
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.00%	0.94%[3]	0.87%	0.80%	1.05%	1.08%
Expenses excluding waivers/reimbursements and expense reductions	1.00%	0.94%[3]	0.87%	0.81%	1.09%	1.10%
Net investment income (loss)	1.72%	1.12%[3]	1.00%	1.21%	0.99%	0.51%
Portfolio turnover rate	30%	29%	71%	52%	38%	54%

1	For the ten months ended July 31, 2008. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.
2	Per share amount is based on average shares outstanding during the period.
3	Annualized

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS

July 31, 2009

	Shares	Value

COMMON STOCKS 99.2%
CONSUMER DISCRETIONARY 8.9%
Automobiles 0.2%
Ford Motor Co. *	174,643	$1,397,144

Diversified Consumer Services 0.3%
Apollo Group, Inc., Class A *	30,669	2,117,388

Hotels, Restaurants & Leisure 1.6%
Carnival Corp.	47,494	1,329,357
Darden Restaurants, Inc.	110,917	3,592,602
McDonald’s Corp.	142,712	7,857,723

		12,779,682

Household Durables 0.4%
Whirlpool Corp. ρ	49,982	2,853,472

Internet & Catalog Retail 0.5%
Amazon.com, Inc. *	44,799	3,841,962

Media 2.3%
Comcast Corp., Class A	288,131	4,281,627
DIRECTV Group, Inc. ρ *	88,611	2,295,025
Time Warner Cable, Inc.	62,651	2,071,242
Time Warner, Inc.	249,601	6,654,363
Walt Disney Co.	114,579	2,878,224

		18,180,481

Multiline Retail 1.4%
Macy’s, Inc.	208,760	2,903,851
Sears Holdings Corp. ρ *	26,561	1,762,057
Target Corp.	138,263	6,031,032

		10,696,940

Specialty Retail 1.7%
AutoZone, Inc. *	19,694	3,024,407
Best Buy Co., Inc.	48,329	1,806,055
Home Depot, Inc.	169,062	4,385,468
Ross Stores, Inc.	54,208	2,390,031
Sherwin-Williams Co.	37,249	2,151,130

		13,757,091

Textiles, Apparel & Luxury Goods 0.5%
Nike, Inc., Class B	70,293	3,981,396

CONSUMER STAPLES 12.6%
Beverages 2.8%
Coca-Cola Co.	99,245	4,946,371
Coca-Cola Enterprises, Inc.	357,798	6,723,024

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Beverages continued
Pepsi Bottling Group, Inc.	161,748	$5,491,345
PepsiCo, Inc.	82,059	4,656,848

		21,817,588

Food & Staples Retailing 3.6%
CVS Caremark Corp.	238,617	7,988,897
Kroger Co.	202,243	4,323,956
Safeway, Inc.	108,717	2,058,013
Wal-Mart Stores, Inc.	275,564	13,745,132

		28,115,998

Food Products 1.9%
Archer Daniels Midland Co.	195,896	5,900,388
Bunge, Ltd. ρ	67,339	4,711,710
ConAgra Foods, Inc.	119,783	2,351,340
Sara Lee Corp.	195,194	2,076,864

		15,040,302

Household Products 2.2%
Kimberly-Clark Corp.	40,438	2,363,601
Procter & Gamble Co.	259,129	14,384,251

		16,747,852

Tobacco 2.1%
Altria Group, Inc.	334,964	5,871,919
Philip Morris International, Inc.	223,957	10,436,396

		16,308,315

ENERGY 11.7%
Energy Equipment & Services 1.3%
Noble Corp.	170,358	5,768,322
Rowan Companies, Inc.	81,083	1,729,500
Tidewater, Inc.	51,373	2,311,785

		9,809,607

Oil, Gas & Consumable Fuels 10.4%
Apache Corp.	98,570	8,274,951
Chevron Corp.	233,978	16,254,452
ConocoPhillips	234,835	10,264,638
Exxon Mobil Corp.	456,228	32,113,889
Marathon Oil Corp.	157,474	5,078,537
Occidental Petroleum Corp.	72,998	5,207,677
Sunoco, Inc.	56,529	1,395,701
Valero Energy Corp.	160,894	2,896,092

		81,485,937

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
FINANCIALS 13.4%
Capital Markets 4.0%
Ameriprise Financial, Inc.	105,718	$2,938,960
Bank of New York Mellon Corp.	126,063	3,446,562
BlackRock, Inc.	11,281	2,149,482
Goldman Sachs Group, Inc.	74,002	12,084,527
Morgan Stanley	105,587	3,009,229
State Street Corp.	105,857	5,324,607
TD Ameritrade Holding Corp. *	126,738	2,349,723

		31,303,090

Commercial Banks 2.6%
Bank of Hawaii Corp.	29,619	1,136,481
BB&T Corp. ρ	103,561	2,369,476
PNC Financial Services Group, Inc.	33,397	1,224,334
U.S. Bancorp ρ	99,488	2,030,550
Wells Fargo & Co. °	539,943	13,207,006

		19,967,847

Consumer Finance 0.4%
American Express Co.	94,154	2,667,383

Diversified Financial Services 3.5%
Bank of America Corp.	846,992	12,527,012
JPMorgan Chase & Co.	373,569	14,438,442

		26,965,454

Insurance 2.2%
ACE, Ltd.	99,798	4,896,090
AFLAC, Inc.	117,307	4,441,243
Arch Capital Group, Ltd. *	30,681	1,908,051
Travelers Companies, Inc.	144,287	6,214,441

		17,459,825

Real Estate Investment Trusts (REITs) 0.5%
HRPT Properties Trust	426,025	2,053,440
Simon Property Group, Inc.	38,493	2,144,830

		4,198,270

Thrifts & Mortgage Finance 0.2%
Hudson City Bancorp, Inc.	99,824	1,403,525

HEALTH CARE 13.2%
Biotechnology 2.0%
Amgen, Inc. *	201,163	12,534,466
Biogen Idec, Inc. *	65,829	3,130,169

		15,664,635

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Health Care Equipment & Supplies 0.8%
Baxter International, Inc.	118,634	$6,687,399

Health Care Providers & Services 2.5%
Health Net, Inc. *	94,899	1,283,983
Humana, Inc. *	89,221	2,930,910
McKesson Corp.	64,010	3,274,111
UnitedHealth Group, Inc.	176,128	4,942,152
WellPoint, Inc. *	137,626	7,244,633

		19,675,789

Life Sciences Tools & Services 0.5%
Thermo Fisher Scientific, Inc. *	83,745	3,791,974

Pharmaceuticals 7.4%
Abbott Laboratories	89,703	4,035,738
Eli Lilly & Co.	206,223	7,195,120
Forest Laboratories, Inc. *	101,101	2,611,439
Johnson & Johnson	310,749	18,921,507
King Pharmaceuticals, Inc. *	145,932	1,323,603
Merck & Co., Inc. ρ	271,758	8,155,457
Pfizer, Inc.	948,202	15,104,858

		57,347,722

INDUSTRIALS 8.8%
Aerospace & Defense 3.7%
General Dynamics Corp.	111,348	6,167,566
Goodrich Corp.	47,952	2,462,815
Honeywell International, Inc.	94,076	3,264,437
L-3 Communications Holdings, Inc.	67,583	5,102,516
Lockheed Martin Corp.	32,613	2,438,148
Northrop Grumman Corp.	120,703	5,380,940
United Technologies Corp.	74,253	4,044,561

		28,860,983

Construction & Engineering 0.6%
Fluor Corp.	50,084	2,644,435
KBR, Inc.	108,085	2,290,321

		4,934,756

Industrial Conglomerates 1.9%
General Electric Co.	926,098	12,409,713
Tyco International, Ltd.	75,834	2,291,704

		14,701,417

Machinery 1.2%
AGCO Corp. *	59,238	1,863,627
Joy Global, Inc.	39,570	1,471,213

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Machinery continued
Parker Hannifin Corp.	71,097	$3,148,175
Timken Co.	134,086	2,732,673

		9,215,688

Road & Rail 1.4%
CSX Corp.	82,086	3,293,290
Norfolk Southern Corp.	136,981	5,924,428
Ryder System, Inc.	47,116	1,655,185

		10,872,903

INFORMATION TECHNOLOGY 19.2%
Communications Equipment 1.8%
Cisco Systems, Inc. *	422,144	9,291,390
Harris Corp.	49,840	1,560,490
QUALCOMM, Inc.	71,859	3,320,604

		14,172,484

Computers & Peripherals 7.1%
Apple, Inc. *	70,500	11,518,995
Dell, Inc. *	246,601	3,299,521
Hewlett-Packard Co.	274,833	11,900,269
International Business Machines Corp.	181,248	21,374,577
Lexmark International, Inc., Class A *	161,136	2,333,249
Seagate Technology, Inc.	135,128	1,626,941
Western Digital Corp. *	101,980	3,084,895

		55,138,447

Electronic Equipment, Instruments & Components 0.5%
Flextronics International, Ltd. *	437,491	2,327,452
Ingram Micro, Inc., Class A *	85,242	1,433,771

		3,761,223

Internet Software & Services 1.3%
eBay, Inc. *	115,390	2,452,038
Google, Inc., Class A *	17,789	7,881,416

		10,333,454

IT Services 1.7%
Accenture, Ltd., Class A	67,190	2,356,353
Affiliated Computer Services, Inc., Class A *	64,660	3,065,531
Alliance Data Systems Corp. ρ *	38,421	1,959,471
Computer Sciences Corp. *	76,369	3,678,695
Convergys Corp. *	114,401	1,225,235
Hewitt Associates, Inc., Class A *	43,835	1,311,981

		13,597,266

See Notes to Financial Statements

18

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Office Electronics 0.2%
Xerox Corp.	172,825	$1,415,437

Semiconductors & Semiconductor Equipment 2.5%
Intel Corp.	581,887	11,201,325
Marvell Technology Group, Ltd. *	131,697	1,756,838
National Semiconductor Corp.	160,207	2,412,717
NVIDIA Corp. ρ *	133,558	1,726,905
Texas Instruments, Inc.	97,467	2,344,081

		19,441,866

Software 4.1%
Microsoft Corp.	647,660	15,232,963
Oracle Corp.	629,268	13,925,701
Symantec Corp. *	175,888	2,626,008

		31,784,672

MATERIALS 3.1%
Chemicals 2.1%
CF Industries Holdings, Inc.	19,677	1,553,303
Dow Chemical Co.	217,353	4,601,363
Eastman Chemical Co.	66,332	3,294,047
Lubrizol Corp.	77,995	4,518,250
Nalco Holding Co.	123,294	2,181,071

		16,148,034

Containers & Packaging 0.3%
Sealed Air Corp.	134,066	2,465,474

Metals & Mining 0.4%
Freeport-McMoRan Copper & Gold, Inc.	50,071	3,019,281

Paper & Forest Products 0.3%
International Paper Co.	125,270	2,356,328

TELECOMMUNICATION SERVICES 4.0%
Diversified Telecommunication Services 3.6%
AT&T, Inc.	593,922	15,578,574
Qwest Communications International, Inc. ρ	340,587	1,314,666
Verizon Communications, Inc.	336,375	10,787,546

		27,680,786

Wireless Telecommunication Services 0.4%
Sprint Nextel Corp. *	833,035	3,332,140

See Notes to Financial Statements

19

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
UTILITIES 4.3%
Electric Utilities 1.4%
Entergy Corp.	51,035	$4,099,642
Mirant Corp. *	197,585	3,568,385
NRG Energy, Inc. *	114,109	3,104,906

		10,772,933

Gas Utilities 0.4%
UGI Corp.	114,823	3,035,920

Independent Power Producers & Energy Traders 0.3%
AES Corp. *	206,618	2,642,644

Multi-Utilities 2.2%
CenterPoint Energy, Inc.	391,040	4,712,032
CMS Energy Corp.	229,498	2,969,704
NiSource, Inc.	320,156	4,126,811
Public Service Enterprise Group, Inc.	95,182	3,088,656
Xcel Energy, Inc.	107,333	2,140,220

		17,037,423

Total Common Stocks (cost $645,284,948)		772,785,627

	Principal Amount	Value

SHORT-TERM INVESTMENTS 4.7%
U.S. TREASURY OBLIGATIONS 0.3%
U.S. Treasury Bills:
0.15%, 09/24/2009 ƒ ß	$800,000	799,815
0.17%, 08/06/2009-09/03/2009 ƒ ß	1,200,000	1,199,942

		1,999,757

	Shares	Value

MUTUAL FUND SHARES 4.4%
Evergreen Institutional Money Market Fund, Class I, 0.22% q ø ρρ	34,447,694	34,447,694

Total Short-Term Investments (cost $36,447,438)		36,447,451

Total Investments (cost $681,732,386) 103.9%		809,233,078
Other Assets and Liabilities (3.9%)		(30,091,012)

Net Assets 100.0%		$779,142,066

See Notes to Financial Statements

20

SCHEDULE OF INVESTMENTS continued

July 31, 2009

*	Non-income producing security
ρ	All or a portion of this security is on loan.
°

Security represents an investment in a non-controlled affiliate. At July 31, 2009, the Fund invested in securities issued by Wells Fargo & Co. with a cost basis of $19,253,045 and earned $659,633 of income for the year ended July 31, 2009 which is included in income from affiliated issuers.

ƒ	All or a portion of this security was pledged to cover initial margin requirements for open futures contracts.
ß	Rate shown represents the yield to maturity at date of purchase.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.

The following table shows the percent of total long-term investments by sector as of July 31, 2009:

Information Technology	19.4%
Financials	13.5%
Health Care	13.4%
Consumer Staples	12.6%
Energy	11.8%
Consumer Discretionary	9.0%
Industrials	8.9%
Utilities	4.3%
Telecommunication Services	4.0%
Materials	3.1%

100.0%

See Notes to Financial Statements

21

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2009

Assets
Investments in unaffiliated issuers, at value (cost $628,031,647) including $26,149,374 of securities loaned	$761,578,378
Investments in affiliated issuers, at value (cost $53,700,739)	47,654,700

Total investments	809,233,078
Receivable for Fund shares sold	120,303
Dividends receivable	1,087,781
Receivable for daily variation margin on open futures contracts	20,417
Receivable for securities lending income	12,869
Prepaid expenses and other assets	33,391

Total assets	810,507,839

Liabilities
Payable for Fund shares redeemed	4,089,231
Payable for securities on loan	27,064,488
Advisory fee payable	28,964
Distribution Plan expenses payable	7,166
Due to other related parties	6,459
Accrued expenses and other liabilities	169,465

Total liabilities	31,365,773

Net assets	$779,142,066

Net assets represented by
Paid-in capital	$851,211,732
Undistributed net investment income	526,385
Accumulated net realized losses on investments	(200,615,255)
Net unrealized gains on investments	128,019,204

Total net assets	$779,142,066

Net assets consists of
Class A	$243,049,022
Class B	6,584,848
Class C	11,461,981
Class I	484,594,272
Class IS	33,451,943

Total net assets	$779,142,066

Shares outstanding (unlimited number of shares authorized)
Class A	22,393,779
Class B	639,767
Class C	1,091,436
Class I	44,396,419
Class IS	3,080,006

Net asset value per share
Class A	$10.85
Class A — Offering price (based on sales charge of 4.75%)	$11.39
Class B	$10.29
Class C	$10.50
Class I	$10.92
Class IS	$10.86

See Notes to Financial Statements

22

STATEMENT OF OPERATIONS

Year Ended July 31, 2009

Investment income
Dividends (net of foreign withholding taxes of $2,275)	$22,528,551
Income from affiliated issuers	795,990
Securities lending	556,273
Interest	9,458

Total investment income	23,890,272

Expenses
Advisory fee	3,937,636
Distribution Plan expenses
Class A	611,484
Class B	75,436
Class C	98,093
Class IS	85,796
Administrative services fee	875,030
Transfer agent fees	1,084,683
Trustees’ fees and expenses	20,361
Printing and postage expenses	139,331
Custodian and accounting fees	212,291
Registration and filing fees	91,868
Professional fees	72,602
Interest expense	1,317
Other	140,260

Total expenses	7,446,188
Less: Expense reductions	(2,009)
Fee waivers	(425)

Net expenses	7,443,754

Net investment income	16,446,518

Net realized and unrealized gains or losses on investments
Net realized losses on:
Securities
Unaffiliated issuers	(140,967,077)
Affiliated issuers	(991,846)
Futures contracts	(3,874,029)

Net realized losses on investments	(145,832,952)

Net change in unrealized gains or losses on:
Securities
Unaffiliated issuers	(140,428,690)
Affiliated issuers	(2,340,861)
Futures contracts	359,562

Net change in unrealized gains or losses on investments	(142,409,989)

Net realized and unrealized gains or losses on investments	(288,242,941)

Net decrease in net assets resulting from operations	$(271,796,423)

See Notes to Financial Statements

23

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31,

	2009		2008 (a)

Operations
Net investment income		$16,446,518		$18,365,871
Net realized gains or losses on investments		(145,832,952)		61,380,693
Net change in unrealized gains or losses on investments		(142,409,989)		(339,176,306)

Net decrease in net assets resulting from operations		(271,796,423)		(259,429,742)

Distributions to shareholders from
Net investment income
Class A		(4,021,742)		(3,878,326)
Class B		(63,294)		(51,813)
Class C		(91,006)		(39,440)
Class I		(11,006,650)		(13,019,753)
Class IS		(565,727)		(554,873)
Net realized gains
Class A		(9,171,367)		(51,305,752)
Class B		(307,953)		(2,370,573)
Class C		(360,597)		(1,265,357)
Class I		(22,526,507)		(157,887,576)
Class IS		(1,299,464)		(6,975,858)

Total distributions to shareholders		(49,414,307)		(237,349,321)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	3,646,998	36,448,592	1,158,197	18,754,170
Class B	150,880	1,473,843	96,782	1,462,758
Class C	745,521	7,161,681	190,880	2,897,212
Class I	7,041,460	71,334,572	7,586,455	120,931,280
Class IS	42,640	448,010	25,123	410,176

		116,866,698		144,455,596

Net asset value of shares issued in reinvestment of distributions
Class A	1,267,157	12,302,538	3,250,280	52,985,687
Class B	35,935	325,920	143,987	2,233,451
Class C	26,593	245,367	51,778	818,705
Class I	1,475,469	14,425,721	5,506,367	90,363,687
Class IS	169,248	1,641,897	404,270	6,592,364

		28,941,443		152,993,894

Automatic conversion of Class B shares to Class A shares
Class A	177,363	1,894,471	343,489	5,513,467
Class B	(186,946)	(1,894,471)	(361,172)	(5,513,467)

		0		0

Payment for shares redeemed
Class A	(6,891,879)	(72,919,793)	(7,606,840)	(121,519,827)
Class B	(232,538)	(2,277,176)	(310,366)	(4,697,348)
Class C	(427,128)	(4,071,684)	(164,595)	(2,600,768)
Class I	(29,192,887)	(322,393,952)	(31,568,968)	(509,783,011)
Class IS	(541,586)	(5,723,454)	(609,574)	(9,494,311)

		(407,386,059)		(648,095,265)

(a)	For the ten months ended July 31, 2008. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.

See Notes to Financial Statements

24

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended July 31,

	2009	2008 (a)

Capital share transactions continued
Net decrease in net assets resulting from capital share transactions	$(261,577,918)	$(350,645,775)

Total decrease in net assets	(582,788,648)	(847,424,838)
Net assets
Beginning of period	1,361,930,714	2,209,355,552

End of period	$779,142,066	$1,361,930,714

Undistributed (overdistributed) net investment income	$526,385	$(99,554)

(a)	For the ten months ended July 31, 2008. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.

See Notes to Financial Statements

25

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended
	September 30, 2007

Operations
Net investment income		$24,666,231
Net realized gains on investments		317,472,821
Net change in unrealized gains or losses on investments		(58,186,121)

Net increase in net assets resulting from operations		283,952,931

Distributions to shareholders from
Net investment income
Class A		(3,348,628)
Class B		(59,143)
Class C		(25,804)
Class I		(20,692,940)
Class IS		(665,003)
Net realized gains
Class A		(4,070,673)
Class B		(1,044,861)
Class C		(307,085)
Class I		(58,268,660)
Class IS		(2,358,668)

Total distributions to shareholders		(90,841,465)

	Shares

Capital share transactions
Proceeds from shares sold
Class A	2,285,129	42,144,543
Class B	215,470	3,744,929
Class C	271,740	4,788,660
Class I	15,094,476	280,114,830
Class IS	39,036	714,883

		331,507,845

Net asset value of shares issued in reinvestment of distributions
Class A	386,349	6,959,436
Class B	61,800	1,038,276
Class C	12,516	214,218
Class I	2,001,115	35,605,091
Class IS	144,674	2,563,336

		46,380,357

Automatic conversion of Class B shares to Class A shares
Class A	360,217	6,538,358
Class B	(377,148)	(6,538,358)

		0

Payment for shares redeemed
Class A	(10,014,036)	(188,221,519)
Class B	(391,453)	(6,795,099)
Class C	(93,304)	(1,649,230)
Class I	(33,929,502)	(622,568,556)
Class IS	(615,247)	(11,201,450)

		(830,435,854)

Net asset value of shares issued in acquisition
Class A	27,266,273	524,311,277

Net increase in net assets resulting from capital share transactions		71,763,625

Total increase in net assets		264,875,091
Net assets
Beginning of period		1,944,480,461

End of period		$2,209,355,552

Overdistributed net investment income		$(1,061,550)

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Enhanced S&P 500® Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Class I and Class IS shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

As of the close of business on June 30, 2009, Class B shares of the Fund have been closed to new accounts and additional purchases by existing shareholders.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through September 28, 2009 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The

27

NOTES TO FINANCIAL STATEMENTS continued

value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held.

28

NOTES TO FINANCIAL STATEMENTS continued

Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Futures contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

e. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

f. Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options, which expire unexercised, are recognized as realized gains from investments on the expiration date. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security

29

NOTES TO FINANCIAL STATEMENTS continued

purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment which is subsequently adjusted to the current market value of the option. Premiums paid for purchased options which expire are recognized as realized losses from investments on the expiration date. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Options traded over the counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

g. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectibility of interest is reasonably assured, the debt obligation is removed from non-accrual status. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

h. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

i. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

30

NOTES TO FINANCIAL STATEMENTS continued

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to expiration of capital loss carryovers. During the year ended July 31, 2009, the following amounts were reclassified:

Paid-in capital	$(26,197,616)
Undistributed net investment income	(72,160)
Accumulated net realized losses on investments	26,269,776

j. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid a base monthly management fee at an annual rate of 0.30% which could be adjusted up to a maximum annual rate of 0.45% or down to a minimum annual rate of 0.15%, depending on the Fund’s performance against the S&P 500. For the year ended July 31, 2009, the advisory fee was equivalent to an annual rate of 0.45% of the Fund’s average daily net assets.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may have been deemed to control EIMC. If Wells Fargo was deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC with the same terms and conditions as the existing agreement which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement was subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new

31

NOTES TO FINANCIAL STATEMENTS continued

interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect.

Shareholders approved the new advisory agreement between the Fund and EIMC on February 12, 2009.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended July 31, 2009, EIMC voluntarily waived its advisory fee in the amount of $425.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended July 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended July 31, 2009, the transfer agent fees were equivalent to an annual rate of 0.12% of the Fund’s average daily net assets.

Wachovia Bank NA, a subsidiary of Wells Fargo and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as the securities lending agent for the Fund (see Note 6).

4. DISTRIBUTION PLANS

EIS, an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for each of Class A and Class IS shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A and Class IS shares are limited to 0.25% of the average daily net assets of each class.

For the year ended July 31, 2009, EIS received $2,474 from the sale of Class A shares and $70, $12,352 and $4,089 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

32

NOTES TO FINANCIAL STATEMENTS continued

5. ACQUISITION

Effective at the close of business on May 18, 2007, the Fund acquired the net assets of Atlas Growth Opportunities Fund in a tax-free exchange for Class A shares of the Fund. Shares were issued to shareholders of Atlas Growth Opportunities Fund at an exchange ratio of 1.33 for Class A shares of the Fund. On the same date, the Fund also acquired the net assets of Atlas Strategic Growth Fund in a tax-free exchange for Class A shares of the Fund. Shares were issued to shareholders of Atlas Strategic Growth Fund at an exchange ratio of 0.81 for Class A shares of the Fund. The aggregate net assets of the Fund immediately prior to the acquisitions were $2,009,952,035.

The value of net assets acquired, unrealized appreciation acquired and number of shares issued were as follows:

	Value of
	Net Assets	Unrealized	Number of
Acquired Fund	Acquired	Appreciation	Shares Issued

Atlas Growth Opportunities Fund	$434,721,074	$98,150,126	22,607,238	Class A
Atlas Strategic Growth Fund	89,590,203	15,433,119	4,659,035	Class A

The aggregate net assets of the Fund immediately after these acquisitions were $2,534,263,312.

6. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $267,488,692 and $555,544,746, respectively, for the year ended July 31, 2009.

On August 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

33

NOTES TO FINANCIAL STATEMENTS continued

As of July 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$772,785,627	$0	$0	$772,785,627
Debt securities issued by U.S. Treasury and U.S. government agencies	1,999,757	0	0	1,999,757
Short-term investments	34,447,694	0	0	34,447,694

	$809,233,078	$0	$0	$809,233,078

Further details on the major security types listed above can be found in the Schedule of Investments.

As of July 31, 2009, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Other financial instruments*	$518,512	$0	$0	$518,512

*	Other financial instruments include futures transactions.

During the year ended July 31, 2009, the Fund loaned securities to certain brokers and earned $556,273, net of $62,169 paid to Wachovia Global Securities Lending as the securities lending agent. At July 31, 2009, the value of securities on loan and the total value of collateral received for securities loaned amounted to $26,149,374 and $27,064,488, respectively.

On July 31, 2009, the aggregate cost of securities for federal income tax purposes was $684,116,443. The gross unrealized appreciation and depreciation on securities based on tax cost was $190,814,238 and $65,697,603, respectively, with a net unrealized appreciation of $125,116,635.

As of July 31, 2009, the Fund had $64,440,949 in capital loss carryovers for federal income tax purposes with $52,454,800 expiring in 2010 and $11,986,149 expiring in 2017.

These losses are subject to certain limitations prescribed by the Internal Revenue Code.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of July 31, 2009, the Fund incurred and will elect to defer post-October losses of $133,271,737.

34

NOTES TO FINANCIAL STATEMENTS continued

7. DERIVATIVE TRANSACTIONS

At July 31, 2009, the Fund had long futures contracts outstanding as follows:

		Initial
		Contract	Value at	Unrealized
Expiration	Contracts	Amount	July 31, 2009	Gain (Loss)

September 2009	24 S&P 500 Index Futures	$5,387,888	$5,906,400	$518,512

On July 31, 2009, the cumulative appreciation on futures contracts in the amount of $518,512 is reflected in net unrealized gains on investments on the Statement of Assets and Liabilities. The receivable for daily variation margin on open futures contracts only represents the current day’s variation margin. The realized losses and change in unrealized gains or losses on futures contracts are reflected in the Statement of Operations.

The Fund had an average contract amount of $12,169,799 in futures contracts during the year ended July 31, 2009.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended July 31, 2009, the Fund did not participate in the interfund lending program.

9. DISTRIBUTIONS TO SHAREHOLDERS

As of July 31, 2009, the components of distributable earnings on a tax basis were as follows:

Capital Loss
Carryovers
Undistributed		and	Temporary
Ordinary	Unrealized	Post-October	Book/Tax
Income	Appreciation	Losses	Differences

$611,877	$125,116,635	$197,712,686	$(85,492)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and futures contracts. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended July 31,
			Year Ended
	2009	2008 (a)	September 30, 2007

Ordinary Income	$15,754,269	$17,544,205	$24,574,580
Long-term Capital Gain	33,660,038	219,805,116	66,266,885

(a)	For the ten months ended July 31, 2008. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.

35

NOTES TO FINANCIAL STATEMENTS continued

10. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

11. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

12. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%.

During the year ended July 31, 2009, the Fund had average borrowings outstanding of $48,258 at an average rate of 2.73% and paid interest of $1,317.

13. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some,

36

NOTES TO FINANCIAL STATEMENTS continued

but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

14. SUBSEQUENT DISTRIBUTIONS

On September 10, 2009, the Fund declared distributions from net investment income to shareholders of record on September 9, 2009. The per share amounts payable on September 11, 2009 were as follows:

Net Investment
Income

Class A	$0.0335
Class B	0.0119
Class C	0.0124
Class I	0.0406
Class IS	0.0335

These distributions are not reflected in the accompanying financial statements.

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Enhanced S&P 500® Fund, a series of the Evergreen Equity Trust, as of July 31, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Enhanced S&P 500® Fund as of July 31, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 28, 2009

38

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $33,660,038 for the fiscal year ended July 31, 2009.

For corporate shareholders, 100% of ordinary income dividends paid during the fiscal year ended July 31, 2009 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended July 31, 2009, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2009 year-end tax information will be reported on your 2009 Form 1099-DIV, which shall be provided to you in early 2010.

39

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

40

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; President and Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

41

571532 rv5 09/2009

Evergreen Equity Income Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
7	PORTFOLIO MANAGER COMMENTARY
12	ABOUT YOUR FUND’S EXPENSES
13	FINANCIAL HIGHLIGHTS
18	SCHEDULE OF INVESTMENTS
22	STATEMENT OF ASSETS AND LIABILITIES
23	STATEMENT OF OPERATIONS
24	STATEMENTS OF CHANGES IN NET ASSETS
26	NOTES TO FINANCIAL STATEMENTS
35	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
36	ADDITIONAL INFORMATION
40	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

September 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Equity Income Fund for the twelve-month period ended July 31, 2009 (the “period”).

Capital markets throughout the globe continued to experience extreme pressure during the period. Home prices continued to fall and job losses persisted. In September 2008, federal officials allowed for the collapse of Lehman Brothers, and the collateral damage from this event led to further collapse. Venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze. Early in 2009, the fixed income markets worried about deflation, evidenced by investor willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased, with yields climbing for longer-term U.S. Treasuries during the first quarter of 2009. International markets were hit hard as economies in both developed and emerging countries struggled. Equity markets were affected by the weakness in economic data and corporate profits, although during April 2009, stocks rallied off their March 9th lows, with international and small cap stocks leading the gains. Signs of stability emerged in the corporate credit markets, though, as both issuance and performance improved. The price of oil surged in the second quarter of 2009, pulling most commodities higher, as gold gave back earlier gains and the dollar weakened. While recent data reflects an economy that is managing to climb from the depths of the past two quarters, we question whether the fundamentals are in place for sustainable growth, given the still unresolved issues of credit availability, rising unemployment, declining home values, auto bankruptcies, and the possibility for more bank re-capitalizations.

Due to prospects for “below-trend” growth, we consider the growing inflation fears to be overdone. Global growth is receding, oil prices remain 50% lower than last summer, and domestic home prices continue their descent. Rather, as massive global stimulus seeks areas that may hold their intrinsic value (hard assets such as gold), signs of “reflation” may continue. Yet with wages representing the largest costs for businesses and an unemployment rate headed toward 10%, it is improbable that true inflationary pressures are poised to develop until well into 2010.

1

LETTER TO SHAREHOLDERS continued

It appears that the Federal Reserve Board may agree with this assessment. At the conclusion of their meeting on June 24th, monetary policy makers decided to leave their target for the benchmark federal funds rate near zero “for an extended period” as inflation is expected to remain “subdued for some time.” In addition, the central bank reiterated its commitment to the asset purchase program announced in March 2009, whereby policy makers pledged to purchase up to $300 billion in long-term U.S. Treasury bonds and up to $1.25 trillion in mortgage-backed securities. The goal of this program is to drive prices up and yields down, in order to lower the rates borrowers must pay on a variety of loans to help improve demand and economic activity.

During a volatile and challenging period in the stock market, the management teams of Evergreen’s value- and core-equity funds held fast to their long-term disciplines. The team supervising Evergreen Equity Index Fund maintained a portfolio reflecting the composition of the Standard & Poor’s 500 Index, using a proprietary process to control trading and operational costs. Managers of Evergreen Enhanced S&P 500® Fund, meanwhile, employed a discipline based principally on quantitative analysis to select a portfolio composed principally of larger-company stocks. Managers of Evergreen Equity Income Fund emphasized companies with the ability to both maintain and increase their dividends to shareholders. The team managing Evergreen Fundamental Large Cap Fund, meanwhile, emphasized companies with attractive earnings growth records and strong management teams. At the same time, the team supervising Evergreen Fundamental Mid Cap Value Fund focused on mid-sized companies selling at reasonable valuations. Portfolio managers of Evergreen Intrinsic Value Fund sought out positions in established companies selling at a discount to the managers’ estimate of the stock’s intrinsic value. Meanwhile, managers of Evergreen Disciplined Value Fund employed a combination of quantitative tools and traditional fundamental analysis in reviewing opportunities among large companies. Meanwhile, teams supervising Evergreen Small Cap Value Fund and Evergreen Special Values Fund each selected stocks based on their assessments of better quality, small cap companies with reasonable prices and strong balance sheets.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

2

LETTER TO SHAREHOLDERS continued

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

Notice to Shareholders:

Effective after the close of business on June 30, 2009, Class B shares of the Fund was closed to new accounts and additional purchases by existing shareholders. Existing shareholders of Class B shares of the Fund may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each fund’s prospectus and may also continue to add to their accounts through dividend reinvestment. All other Class B share features and attributes, including, but not limited to, the 12b-1 fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

3

FUND AT A GLANCE

as of July 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Managers:

Walter T. McCormick, CFA; Gary Mishuris, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 6/30/2009.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 8/31/1978

	Class A	Class B	Class C	Class I	Class R
Class inception date	1/3/1995	1/3/1995	1/3/1995	8/31/1978	10/10/2003

Nasdaq symbol	ETRAX	ETRBX	ETRCX	EVTRX	ETRRX

Average annual return*

1-year with sales charge	-20.69%	-20.51%	-17.30%	N/A	N/A

1-year w/o sales charge	-15.85%	-16.47%	-16.49%	-15.63%	-16.05%

5-year	-0.46%	-0.29%	0.00%	1.01%	0.49%

10-year	1.21%	1.07%	1.07%	2.09%	1.78%

Maximum sales charge	5.75%	5.00%	1.00%	N/A	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. Please call 1.800.847.5397 for the most recent month-end performance information for Class R. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class R prior to its inception is based on the performance of Class I, the original class offered. The historical returns for Class R have not been adjusted to reflect the effect of its 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class A, 0.50% for Class R and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class R would have been lower.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

Class B shares are closed to new investments by new and existing shareholders.

Returns reflect expense limits previously in effect, without which returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Equity Income Fund Class A shares versus a similar investment in the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index (CPI).

The Russell 1000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security.

5

FUND AT A GLANCE continued

This section left intentionally blank

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

All data is as of July 31, 2009, and subject to change.

6

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -15.85% for the twelve-month period ended July 31, 2009, excluding any applicable sales charges. During the same period, the Russell 1000 Value returned -22.94%.

The fund’s objective is to seek current income and capital growth in the value of its shares.

Investment process

As the fund’s fiscal year began, investors were confronted by a capital short banking system that was straining under increasing credit losses, a slowing economy and the aftermath of commodity price shocks. Despite aggressive monetary stimulus by the Federal Reserve, we were anticipating a protracted period of economic softness and had positioned the portfolio in financially sound companies with a bias toward cash flow stability. This quality focus proved beneficial as the markets subsequently witnessed the stunning demise of financially leveraged entities such as Fannie Mae, Lehman Brothers and Washington Mutual and the emergence of a credit crisis that nearly froze global trade. Stock prices moved along an extremely volatile and downward path into the first quarter of 2009, dropping nearly 50% from peak to trough. Fortunately, government response to deteriorating conditions was aggressive, and the combined force of massive fiscal and monetary stimulus appears to have arrested the decline and has now set the stage for a potential recovery.

During this volatile time we kept our focus on the stocks of well-financed, relatively stable companies. We boosted exposure to high-quality financial companies early in 2009, in the belief that the path toward economic recovery would necessarily proceed from financial system stability. We used significant price weakness to build positions in competitively advantaged companies that were selling at meaningful discounts to our estimates of intrinsic value. This approach has helped to conserve capital during a difficult market environment and positions us to participate once global growth resumes.

In last year’s annual shareholder letter we described in-depth our investment philosophy and process. As a brief reminder, we are long-term intrinsic value investors with a focus on bottom-up security selection. We purchase each stock as a partial ownership interest in the underlying business, and we make our investment decisions based on the price of each stock relative to our estimated range of business values. Our process for implementing this philosophy is based on seeking to take advantage of several recurring patterns of mispricing that we have observed in the market over time: inappropriate extrapolation of short-term poor results into the long-term future, lack of proper appreciation for a company’s growth potential and neglect. Finally, we manage portfolio-level risk by assessing and limiting the correlation of long-term business outcomes within our portfolio.

Having outlined our investment process, we want to focus on helping you understand how we have been implementing it during the last year by using examples of decisions

7

PORTFOLIO MANAGER COMMENTARY continued

that we made to illustrate how we’re applying the various patterns of mispricing described above in constructing the portfolio.

In this environment we believe our focus on high-quality businesses with predictable long-term economics has both served us well and should continue to serve us well going forward. The fund had portfolio turnover of 19%, consistent with a long-term investment approach. The number of securities remained unchanged from last year’s annual letter, at 49. Within that, we added seven new names to the portfolio: Alliance Bernstein, Cisco Systems, FedEx, Merck, Oracle, State Street and U.S. Bancorp. We also sold 7 names from the portfolio: Baxter, Boston Scientific, Exelon, Kraft Foods, Marsh & McLennan, Texas Instruments and Whole Foods Market.

In analyzing how the fund’s investments break down into the patterns of mispricing that we have identified, keep in mind that a given security could fall into multiple categories (for example, a turnaround and a cyclical mispricing or a cyclical mispricing and underappreciated growth potential). At the end of the fiscal year, the fund’s largest category of mispricing was the cyclical pattern, with approximately two-thirds of the fund having that as the main reason for why we think the stock is undervalued. This makes sense to us, as this pattern is usually the most fruitful in the depths of an economic recession when fear is at its greatest. The second largest category was under-appreciated growth, present in approximately a third of our investments, and finally, approximately 10 percent of the fund had the turnaround pattern as one of the reasons we believe the securities to be undervalued.

One example of a stock that we bought that we believe fits the pattern of the market extrapolating near-term problems too far into the future is FedEx. We made the purchase late in the fiscal year, as the stock’s price had come down from highs of over $100 to the $50 level. The fall in the stock’s price was driven by the fall in earnings, which had averaged approximately $6 per share during the 2005-2008 period to a sub-$4 per share level in the last 12 months, with Wall Street consensus expecting a further fall next year due to the current economic downturn. We are not disagreeing with the assessment that FedEx is a cyclical business or that the downturn is likely to impact earnings in the short-term. Rather, what we are disagreeing with is the long-term expectation that we saw embedded in the approximately $50 stock price that the company’s prior earnings potential has been permanently impaired. We view FedEx as a high-quality business in an oligopoly which should grow roughly in-line with GDP over long periods of time. If anything, in the last couple of years we have seen structural improvement in the import U.S. market with DHL’s exit, leaving a duopoly of UPS and FedEx and validating our analysis that this is an industry with high barriers to entry that is unlikely to see additional competition. We believe that the earnings achieved during last cycle’s expansionary phase will be achieved and surpassed when the economy recovers and demand for FedEx’s services picks up. Furthermore, we see that earnings stream as growing over time as the business grows roughly in-line with the economies that it serves. Taken together, these

8

PORTFOLIO MANAGER COMMENTARY continued

assumptions make us believe the likely value for FedEx is well in excess of $50 and that even in our worst case value estimate where we assume that the currently depressed earnings are a new earnings base, it was difficult for us to come up with downside estimate of business value much below $50, making us believe we had limited the likelihood of permanent capital loss.

An area that is not usually thought of as a traditional hunting ground for value investors is Information Technology. There are two reasons for this. The first is that valuation, in terms of embedded expectations for future growth, is typically high, as investors project high historical growth far into the future. The second reason is that predictability of long-term business outcomes is typically below average, given the potential for the rapid pace of innovation to disrupt business models and allow competitors to leap-frog one-another. In general, we don’t disagree with those two arguments; however we do assess each business on its own intrinsic merits, and during the last year we were able to take advantage of several opportunities in this space that met our criteria. One example is Google, which we purchased in late 2008. The stock had been a high-growth, high-expectation stock for a number of years, but now, given the market’s panic about the economic downturn and the potential for reduced demand for Google’s advertising services, the stock had fallen from a high of over $700 per share to the high of $200 per share. We have always liked Google’s business as we thought their dominant position in search advertising has been getting even more dominant over the years, but were uncomfortable with the high embedded expectations in the stock. However, at our purchase price the stock was embedding very low single-digit growth expectations for a business that, due to the ongoing secular shift of advertising dollars to the Internet, should grow at far above-average rates. We also believed that Google’s business model had good long-term predictability as we viewed their competitive advantage to be not so much their search algorithm but rather the high-quality user experience, which has created a brand in the minds of consumers, as well as their excellence at converting their searches into advertising dollars that would be difficult for their competitors to replicate due to Google’s much superior scale and market share. To us, Google represented a good example of the market not fully appreciating a business’s long-term growth potential, which is one of the investment patterns that we try to exploit. When we made the investment we were fully prepared to weather a period during which Google’s stock continued to be weighed down by the market’s pessimism about the economy. However, by mid-2009 the stock had risen to over $400—or over 50% from our purchase price. As we re-assessed the expectations embedded in the stock at that time, we believed that the stock was embedding high single-digit long-term growth, which we believe is an above-average outcome as compared to an average company’s prospects. While it’s quite possible that Google will meet or exceed those expectations, the situation has changed from one in which we were making a long-term bet against below-average growth for a business that was well-positioned to grow at far above average rates, to one where in which we had to discern the degree of how above-average the growth would have to be. We chose to sell

9

PORTFOLIO MANAGER COMMENTARY continued

our position given that the opportunity cost was investing in businesses that had more pessimistic expectations embedded in their stock prices.

Contributors to performance

At the sector level Financials and Information Technology sectors contributed to our performance as compared with the Russell 1000 Value Index. At the security selection level, which is where we devote most of our efforts, State Street and Prudential Financial were the top contributors driven by the market’s reassessment of their balance sheet risk. Also among the top contributors were Google and FedEx, which were discussed above, and Home Depot, which benefited from investors beginning to revise their very pessimistic expectations about the housing sector.

Detractors from performance

At the sector level, Telecommunications Services and Utilities sectors detracted from our performance as compared with the Russell 1000 Value Index. The weak performance in Telecommunications Services was driven by weakness in Sprint’s share driven by the slower than expected pace of the company’s turnaround, while the underperformance in Utilities was driven by decelerating earnings progress. At the security selection level we were hurt by the performance of General Electric, Bank of America and Apollo Global Management shares, as the companies were impacted by the financial credit crisis. Also detracting from performance were shares of ConocoPhillips and utilities Exelon and Fortum, which were all hurt by the falling energy prices.

Portfolio management outlook

We continue to sift through the opportunities presented to us by the market that we feel fit with one of the patterns of mispricing that we have identified. The current environment is one where the economy appears to have stabilized, and in some cases, there are signs of mild sequential improvement. However, we have not seen any evidence yet that a sharp economic rebound is occurring, contrary to what one might conclude from the sharp improvement in stock market prices from the lows of a few months ago. Nevertheless, we believe that the economy will eventually recover, and given our long-term time horizon have positioned the portfolio to benefit from that recovery by investing more heavily than usual in stocks that we believe are undervalued due to the current cyclical weakness and that meet our criteria for business quality and a safe balance sheet. Additionally, we have been cautious in investing in turnarounds in this environment, as they are much more difficult to execute in a declining macro environment. Now that we have seen signs of stabilization, we believe that this area might offer a more fertile ground for potential new ideas and intend to focus our efforts on finding more investments with company-specific problems that we believe are temporary in nature in order to create a pipeline for new ideas.

10

PORTFOLIO MANAGER COMMENTARY continued

We appreciate the trust you put in us by investing in the fund. In return, we will continue to work hard on your behalf to execute our investment process and communicate clearly and honestly with you about both our actions and results.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

11

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2009 to July 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	2/1/2009	7/31/2009	During Period*

Actual
Class A	$1,000.00	$1,245.98	$7.46
Class B	$1,000.00	$1,241.70	$11.62
Class C	$1,000.00	$1,241.44	$11.62
Class I	$1,000.00	$1,247.57	$6.07
Class R	$1,000.00	$1,244.59	$8.90
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,018.15	$6.71
Class B	$1,000.00	$1,014.43	$10.44
Class C	$1,000.00	$1,014.43	$10.44
Class I	$1,000.00	$1,019.39	$5.46
Class R	$1,000.00	$1,016.86	$8.00

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.34% for Class A, 2.09% for Class B, 2.09% for Class C, 1.09% for Class I and 1.60% for Class R), multiplied by the average account value over the period, multiplied by 181 / 365 days.

12

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS A	2009	2008	2007	2006	2005

Net asset value, beginning of period	$18.89	$23.98	$24.16	$24.08	$21.43

Income from investment operations
Net investment income (loss)	0.21	0.29	0.36	0.44	0.35
Net realized and unrealized gains or losses on investments	(3.30)	(3.25)	2.70	1.01	3.40

Total from investment operations	(3.09)	(2.96)	3.06	1.45	3.75

Distributions to shareholders from
Net investment income	(0.21)	(0.28)	(0.49)	(0.30)	(0.33)
Net realized gains	(0.32)	(1.85)	(2.75)	(1.07)	(0.77)

Total distributions to shareholders	(0.53)	(2.13)	(3.24)	(1.37)	(1.10)

Net asset value, end of period	$15.27	$18.89	$23.98	$24.16	$24.08

Total return[1]	(15.85)%	(13.46)%	13.55%	6.40%	17.85%

Ratios and supplemental data
Net assets, end of period (thousands)	$203,472	$287,236	$404,494	$420,757	$494,637
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.28%	1.15%	1.18%	1.21%	1.19%
Expenses excluding waivers/reimbursements and expense reductions	1.28%	1.18%	1.19%	1.21%	1.23%
Net investment income (loss)	1.47%	1.35%	1.49%	1.80%	1.56%
Portfolio turnover rate	19%	23%	57%	96%	114%

1	Excluding applicable sales charges

See Notes to Financial Statements

13

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS B	2009	2008	2007	2006	2005

Net asset value, beginning of period	$18.71	$23.77	$23.96	$23.88	$21.26

Income from investment operations
Net investment income (loss)	0.11 [1]	0.13 [1]	0.19 [1]	0.25 [1]	0.20 [1]
Net realized and unrealized gains or losses on investments	(3.28)	(3.23)	2.69	1.02	3.35

Total from investment operations	(3.17)	(3.10)	2.88	1.27	3.55

Distributions to shareholders from
Net investment income	(0.10)	(0.11)	(0.32)	(0.12)	(0.16)
Net realized gains	(0.32)	(1.85)	(2.75)	(1.07)	(0.77)

Total distributions to shareholders	(0.42)	(1.96)	(3.07)	(1.19)	(0.93)

Net asset value, end of period	$15.12	$18.71	$23.77	$23.96	$23.88

Total return[2]	(16.47)%	(14.10)%	12.76%	5.66%	16.97%

Ratios and supplemental data
Net assets, end of period (thousands)	$12,186	$27,550	$48,897	$60,111	$85,366
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.02%	1.89%	1.89%	1.91%	1.89%
Expenses excluding waivers/reimbursements and expense reductions	2.02%	1.89%	1.89%	1.91%	1.93%
Net investment income (loss)	0.79%	0.61%	0.78%	1.05%	0.89%
Portfolio turnover rate	19%	23%	57%	96%	114%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

14

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS C	2009	2008	2007	2006	2005

Net asset value, beginning of period	$18.67	$23.72	$23.92	$23.85	$21.23

Income from investment operations
Net investment income (loss)	0.09	0.13 [1]	0.19 [1]	0.25 [1]	0.20 [1]
Net realized and unrealized gains or losses on investments	(3.26)	(3.22)	2.68	1.02	3.35

Total from investment operations	(3.17)	(3.09)	2.87	1.27	3.55

Distributions to shareholders from
Net investment income	(0.10)	(0.11)	(0.32)	(0.13)	(0.16)
Net realized gains	(0.32)	(1.85)	(2.75)	(1.07)	(0.77)

Total distributions to shareholders	(0.42)	(1.96)	(3.07)	(1.20)	(0.93)

Net asset value, end of period	$15.08	$18.67	$23.72	$23.92	$23.85

Total return[2]	(16.49)%	(14.07)%	12.74%	5.64%	17.02%

Ratios and supplemental data
Net assets, end of period (thousands)	$12,354	$17,571	$27,901	$28,739	$37,607
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.03%	1.90%	1.89%	1.91%	1.89%
Expenses excluding waivers/reimbursements and expense reductions	2.03%	1.90%	1.89%	1.91%	1.93%
Net investment income (loss)	0.73%	0.61%	0.78%	1.08%	0.87%
Portfolio turnover rate	19%	23%	57%	96%	114%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

15

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS I	2009	2008	2007	2006	2005

Net asset value, beginning of period	$18.89	$23.98	$24.16	$24.08	$21.43

Income from investment operations
Net investment income (loss)	0.25	0.35	0.42	0.51	0.43
Net realized and unrealized gains or losses on investments	(3.31)	(3.26)	2.72	1.01	3.39

Total from investment operations	(3.06)	(2.91)	3.14	1.52	3.82

Distributions to shareholders from
Net investment income	(0.24)	(0.33)	(0.57)	(0.37)	(0.40)
Net realized gains	(0.32)	(1.85)	(2.75)	(1.07)	(0.77)

Total distributions to shareholders	(0.56)	(2.18)	(3.32)	(1.44)	(1.17)

Net asset value, end of period	$15.27	$18.89	$23.98	$24.16	$24.08

Total return	(15.63)%	(13.18)%	13.84%	6.72%	18.19%

Ratios and supplemental data
Net assets, end of period (millions)	$385	$502	$642	$616	$640
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.03%	0.90%	0.89%	0.92%	0.89%
Expenses excluding waivers/reimbursements and expense reductions	1.03%	0.90%	0.89%	0.92%	0.93%
Net investment income (loss)	1.72%	1.61%	1.78%	2.12%	1.87%
Portfolio turnover rate	19%	23%	57%	96%	114%

See Notes to Financial Statements

16

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS R	2009	2008	2007	2006	2005

Net asset value, beginning of period	$18.92	$24.02	$24.19	$24.10	$21.42

Income from investment operations
Net investment income (loss)	0.16 [1]	0.21	0.30	0.34	0.24
Net realized and unrealized gains or losses on investments	(3.30)	(3.23)	2.73	1.06	3.44

Total from investment operations	(3.14)	(3.02)	3.03	1.40	3.68

Distributions to shareholders from
Net investment income	(0.14)	(0.23)	(0.45)	(0.24)	(0.23)
Net realized gains	(0.32)	(1.85)	(2.75)	(1.07)	(0.77)

Total distributions to shareholders	(0.46)	(2.08)	(3.20)	(1.31)	(1.00)

Net asset value, end of period	$15.32	$18.92	$24.02	$24.19	$24.10

Total return	(16.05)%	(13.64)%	13.30%	6.19%	17.46%

Ratios and supplemental data
Net assets, end of period (thousands)	$19	$50	$103	$85	$88
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.52%	1.39%	1.39%	1.42%	1.47%
Expenses excluding waivers/reimbursements and expense reductions	1.52%	1.39%	1.39%	1.42%	1.51%
Net investment income (loss)	1.06%	1.16%	1.27%	1.45%	0.88%
Portfolio turnover rate	19%	23%	57%	96%	114%

1	Per share amount is based on average shares outstanding during the period.

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS

July 31, 2009

	Shares	Value

COMMON STOCKS 98.6%
CONSUMER DISCRETIONARY 12.6%
Hotels, Restaurants & Leisure 2.3%
Carnival Corp.	502,000	$14,050,980

Media 4.0%
Omnicom Group, Inc. ρ	721,966	24,546,844

Multiline Retail 1.7%
Target Corp. ρ	232,392	10,136,939

Specialty Retail 2.3%
Home Depot, Inc.	537,802	13,950,584

Textiles, Apparel & Luxury Goods 2.3%
Timberland Co., Class A *	1,051,915	14,348,121

CONSUMER STAPLES 12.0%
Beverages 4.6%
Coca-Cola Co. ρ	160,096	7,979,185
Diageo plc	1,296,803	20,319,377

		28,298,562

Food Products 1.7%
McCormick & Co., Inc.	323,900	10,436,058

Household Products 3.3%
Clorox Co.	97,343	5,938,896
Procter & Gamble Co.	259,041	14,379,366

		20,318,262

Tobacco 2.4%
Philip Morris International, Inc.	311,669	14,523,775

ENERGY 11.3%
Oil, Gas & Consumable Fuels 11.3%
Chevron Corp.	220,100	15,290,347
ConocoPhillips	352,589	15,411,665
Exxon Mobil Corp.	368,686	25,951,808
Occidental Petroleum Corp.	180,445	12,872,946

		69,526,766

FINANCIALS 21.1%
Capital Markets 6.8%
AllianceBernstein Holding LP	310,718	6,413,220
Legg Mason, Inc. ρ	649,800	18,285,372
State Street Corp.	341,977	17,201,443

		41,900,035

See Notes to Financial Statements

18

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Commercial Banks 3.0%
U.S. Bancorp ρ	483,130	$9,860,683
Wells Fargo & Co. °	333,504	8,157,508

		18,018,191

Consumer Finance 0.9%
Visa, Inc., Class A ρ	86,960	5,692,402

Diversified Financial Services 6.5%
Bank of America Corp.	1,273,497	18,835,021
JPMorgan Chase & Co.	545,485	21,082,995

		39,918,016

Insurance 3.9%
Prudential Financial, Inc.	469,297	20,775,778
Stewart Information Services Corp. ρ	217,300	2,992,221

		23,767,999

HEALTH CARE 17.1%
Biotechnology 2.0%
Amgen, Inc. *	199,201	12,412,214

Health Care Equipment & Supplies 3.1%
Medtronic, Inc.	528,988	18,736,755

Health Care Providers & Services 3.4%
WellPoint, Inc. *	398,595	20,982,041

Pharmaceuticals 8.6%
Bristol-Myers Squibb Co.	395,526	8,598,735
Merck & Co., Inc.	341,719	10,254,987
Novartis AG, ADR	427,800	19,516,236
Pfizer, Inc. ρ	914,430	14,566,870

		52,936,828

INDUSTRIALS 9.7%
Aerospace & Defense 1.0%
Lockheed Martin Corp.	85,150	6,365,814

Air Freight & Logistics 3.2%
Expeditors International of Washington, Inc.	229,519	7,787,579
FedEx Corp.	169,713	11,513,330

		19,300,909

Commercial Services & Supplies 3.4%
Avery Dennison Corp.	316,034	8,447,589
Cintas Corp.	481,800	12,131,724

		20,579,313

See Notes to Financial Statements

19

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Industrial Conglomerates 2.1%
General Electric Co.	973,217	$13,041,108

INFORMATION TECHNOLOGY 11.0%
Communications Equipment 2.3%
Cisco Systems, Inc. *	352,893	7,767,175
QUALCOMM, Inc.	132,471	6,121,485

		13,888,660

Computers & Peripherals 1.6%
Dell, Inc. *	713,411	9,545,439

IT Services 1.5%
Automatic Data Processing, Inc.	242,100	9,018,225

Semiconductors & Semiconductor Equipment 1.2%
Intel Corp.	399,460	7,689,605

Software 4.4%
Microsoft Corp.	767,425	18,049,836
Oracle Corp.	415,954	9,205,062

		27,254,898

TELECOMMUNICATION SERVICES 1.4%
Wireless Telecommunication Services 1.4%
Sprint Nextel Corp. *	2,080,028	8,320,112

UTILITIES 2.4%
Electric Utilities 2.4%
Entergy Corp.	107,360	8,624,229
Fortum Oyj	261,737	6,062,120

		14,686,349

Total Common Stocks (cost $726,832,242)		604,191,804

PRIVATE PLACEMENT 0.4%
FINANCIALS 0.4%
Diversified Financial Services 0.4%
Apollo Management, LP * + (cost $13,555,984)	605,421	2,421,684

SHORT-TERM INVESTMENTS 12.1%
MUTUAL FUND SHARES 12.1%
BGI Prime Money Market Fund, Premium Shares, 0.15% q ρρ	13,834	13,834
BlackRock Liquidity TempFund, Institutional Class, 0.31% q ρρ	40,969,452	40,969,452
Evergreen Institutional Money Market Fund, Class I, 0.22% q ρρ ø	23,919,821	23,919,821
Evergreen Institutional U.S. Government Money Market Fund, Class I, 0.11% q ø	760,668	760,668
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 0.21% q ρρ	8,106,856	8,106,856

Total Short-Term Investments (cost $73,770,631)		73,770,631

See Notes to Financial Statements

20

SCHEDULE OF INVESTMENTS continued

July 31, 2009

Value

Total Investments (cost $814,158,857) 111.1%	$680,384,119
Other Assets and Liabilities (11.1%)	(67,730,276)

Net Assets 100.0%	$612,653,843

ρ	All or a portion of this security is on loan.
*	Non-income producing security
°

Security represents an investment in a non-controlled affiliate. At July 31, 2009, the Fund invested in securities issued by Wells Fargo & Co. with a cost basis of $10,069,382 and earned $356,849 of income for the year ended July 31, 2009 which is included in income from affiliated issuers.

+	Security is deemed illiquid.
q	Rate shown is the 7-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADR	American Depository Receipt

The following table shows the percent of total long-term investments by sector as of July 31, 2009:

Financials	21.7%
Health Care	17.3%
Consumer Discretionary	12.7%
Consumer Staples	12.1%
Energy	11.5%
Information Technology	11.1%
Industrials	9.8%
Utilities	2.4%
Telecommunication Services	1.4%

100.0%

See Notes to Financial Statements

21

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2009

Assets
Investments in unaffiliated issuers, at value (cost $779,408,986) including $71,149,171 of securities loaned	$647,546,122
Investments in affiliated issuers, at value (cost $34,749,871)	32,837,997

Total investments	680,384,119
Segregated cash	1,159,167
Foreign currency, at value (cost $721,166)	774,104
Receivable for securities sold	5,875,178
Receivable for Fund shares sold	112,292
Dividends receivable	477,987
Receivable for securities lending income	2,297
Prepaid expenses and other assets	12,985

Total assets	688,798,129

Liabilities
Payable for securities purchased	1,243,796
Payable for Fund shares redeemed	410,474
Payable for securities on loan	74,169,130
Advisory fee payable	32,736
Distribution Plan expenses payable	6,176
Due to other related parties	6,130
Trustees’ fees and expenses payable	205,274
Accrued expenses and other liabilities	70,570

Total liabilities	76,144,286

Net assets	$612,653,843

Net assets represented by
Paid-in capital	$778,292,372
Overdistributed net investment income	(55,634)
Accumulated net realized losses on investments	(31,861,187)
Net unrealized losses on investments	(133,721,708)

Total net assets	$612,653,843

Net assets consists of
Class A	$203,472,424
Class B	12,185,818
Class C	12,354,385
Class I	384,622,506
Class R	18,710

Total net assets	$612,653,843

Shares outstanding (unlimited number of shares authorized)
Class A	13,321,062
Class B	805,764
Class C	819,032
Class I	25,188,469
Class R	1,221

Net asset value per share
Class A	$15.27
Class A — Offering price (based on sales charge of 5.75%)	$16.20
Class B	$15.12
Class C	$15.08
Class I	$15.27
Class R	$15.32

See Notes to Financial Statements

22

STATEMENT OF OPERATIONS

Year Ended July 31, 2009

Investment income
Dividends (net of foreign withholding taxes of $163,678)	$15,789,637
Income from affiliated issuers	500,834
Securities lending	475,646

Total investment income	16,766,117

Expenses
Advisory fee	3,974,126
Distribution Plan expenses
Class A	513,471
Class B	159,431
Class C	129,296
Class R	86
Administrative services fee	608,872
Transfer agent fees	1,214,313
Trustees’ fees and expenses	22,166
Printing and postage expenses	109,827
Custodian and accounting fees	175,437
Registration and filing fees	103,065
Professional fees	55,490
Interest expense	47
Other	28,530

Total expenses	7,094,157
Less: Expense reductions	(1,258)
Fee waivers	(291)

Net expenses	7,092,608

Net investment income	9,673,509

Net realized and unrealized gains or losses on investments
Net realized losses on:
Securities in unaffiliated issuers	(31,821,553)
Foreign currency related transactions	(70,731)

Net realized losses on investments	(31,892,284)

Net change in unrealized gains or losses on:
Securities
Unaffiliated issuers	(114,625,344)
Affiliated issuers	(1,937,659)
Foreign currency related transactions	53,322

Net change in unrealized gains or losses on investments	(116,509,681)

Net realized and unrealized gains or losses on investments	(148,401,965)

Net decrease in net assets resulting from operations	$(138,728,456)

See Notes to Financial Statements

23

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31,

	2009		2008

Operations
Net investment income		$9,673,509		$14,529,978
Net realized gains or losses on investments		(31,892,284)		36,206,079
Net change in unrealized gains or losses on investments		(116,509,681)		(186,979,810)

Net decrease in net assets resulting from operations		(138,728,456)		(136,243,753)

Distributions to shareholders from
Net investment income
Class A		(2,925,392)		(4,514,238)
Class B		(105,306)		(191,423)
Class C		(93,336)		(117,543)
Class I		(6,313,338)		(9,109,593)
Class R		(143)		(964)
Net realized gains
Class A		(4,586,137)		(29,784,846)
Class B		(381,661)		(3,438,895)
Class C		(297,781)		(1,990,621)
Class I		(8,289,836)		(48,668,287)
Class R		(288)		(8,302)

Total distributions to shareholders		(22,993,218)		(97,824,712)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	522,173	7,521,458	317,302	6,836,421
Class B	71,537	973,392	57,780	1,256,960
Class C	279,022	3,762,430	51,247	1,099,006
Class I	216,868	3,036,659	180,907	3,866,518
Class R	428	6,153	1,450	31,256

		15,300,092		13,090,161

Net asset value of shares issued in reinvestment of distributions
Class A	536,222	6,978,183	1,476,596	32,128,920
Class B	34,138	430,166	149,839	3,236,211
Class C	25,252	317,107	80,553	1,735,423
Class I	1,030,296	13,475,492	2,458,731	53,442,732
Class R	34	431	30	642

		21,201,379		90,543,928

Automatic conversion of Class B shares to Class A shares
Class A	254,688	3,718,849	203,190	4,310,225
Class B	(257,204)	(3,718,849)	(205,187)	(4,310,225)

		0		0

Payment for shares redeemed
Class A	(3,195,583)	(46,071,123)	(3,658,763)	(78,101,427)
Class B	(514,891)	(7,418,101)	(587,586)	(12,467,370)
Class C	(426,383)	(5,668,919)	(366,983)	(7,815,065)
Class I	(2,649,138)	(37,573,782)	(2,799,734)	(59,433,459)
Class R	(1,864)	(35,770)	(3,137)	(63,340)

		(96,767,695)		(157,880,661)

See Notes to Financial Statements

24

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended July 31,

	2009	2008

Capital share transactions continued
Net decrease in net assets resulting from capital share transactions	$(60,266,224)	$(54,246,572)

Total decrease in net assets	(221,987,898)	(288,315,037)
Net assets
Beginning of period	834,641,741	1,122,956,778

End of period	$612,653,843	$834,641,741

Overdistributed net investment income	$(55,634)	$(216,929)

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Equity Income Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Class I and Class R shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Class R shares are only available to participants in certain retirement plans and are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

As of the close of business on June 30, 2009, Class B shares of the Fund have been closed to new accounts and additional purchases by existing shareholders.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through September 28, 2009 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund.

26

NOTES TO FINANCIAL STATEMENTS continued

In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or

27

NOTES TO FINANCIAL STATEMENTS continued

securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. During the year ended July 31, 2009, the following amounts were reclassified:

Overdistributed net investment income	$(74,699)
Accumulated net realized losses on investments	74,699

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an

28

NOTES TO FINANCIAL STATEMENTS continued

annual fee starting at 0.70% and declining to 0.50% as average daily net assets increase. For the year ended July 31, 2009, the advisory fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may have been deemed to control EIMC. If Wells Fargo was deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC with the same terms and conditions as the existing agreement which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement was subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect.

Shareholders approved the new advisory agreement between the Fund and EIMC on February 12, 2009.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended July 31, 2009, EIMC voluntarily waived its advisory fee in the amount of $291.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended July 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of

29

NOTES TO FINANCIAL STATEMENTS continued

account held by the shareholders in the Fund. For the year ended July 31, 2009, the transfer agent fees were equivalent to an annual rate of 0.20% of the Fund’s average daily net assets.

Wachovia Bank NA, a subsidiary of Wells Fargo and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as the securities lending agent for the Fund (see Note 5).

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the year ended July 31, 2009, the Fund paid brokerage commissions of $33,602 to broker-dealers affiliated with Wells Fargo.

4. DISTRIBUTION PLANS

EIS, an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B, Class C and Class R shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class and the distribution fees for Class R shares are limited to 0.50% of the average daily net assets of Class R shares.

For the year ended July 31, 2009, EIS received $2,993 from the sale of Class A shares and $34,328 and $162 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $116,650,849 and $165,293,375, respectively, for the year ended July 31, 2009.

On August 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

30

NOTES TO FINANCIAL STATEMENTS continued

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$604,191,804	$0	$0	$604,191,804
Other	0	2,421,684	0	2,421,684
Short-term investments	73,770,631	0	0	73,770,631

	$677,962,435	$2,421,684	$0	$680,384,119

Further details on the major security types listed above can be found in the Schedule of Investments.

During the year ended July 31, 2009, the Fund loaned securities to certain brokers and earned $475,646, net of $53,019 paid to Wachovia Global Securities Lending as the securities lending agent. At July 31, 2009, the value of securities on loan and the total value of collateral received for securities loaned (including segregated cash) amounted to $71,149,171 and $74,169,130, respectively.

On July 31, 2009, the aggregate cost of securities for federal income tax purposes was $814,198,491. The gross unrealized appreciation and depreciation on securities based on tax cost was $49,922,650 and $183,737,022, respectively, with a net unrealized depreciation of $133,814,372.

As of July 31, 2009, the Fund had $10,835,876 in capital loss carryovers for federal income tax purposes expiring in 2017.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of July 31, 2009, the Fund incurred and will elect to defer post-October losses of $20,985,677.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended July 31, 2009, the Fund did not participate in the interfund lending program.

31

NOTES TO FINANCIAL STATEMENTS continued

7. DISTRIBUTIONS TO SHAREHOLDERS

As of July 31, 2009, the components of distributable earnings on a tax basis were as follows:

Capital Loss
Carryovers
Undistributed		and	Temporary
Ordinary	Unrealized	Post-October	Book/Tax
Income	Depreciation	Losses	Differences

$152,158	$133,761,344	$31,821,553	$(207,790)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended July 31,

	2009	2008

Ordinary Income	$9,441,483	$44,134,503
Long-term Capital Gain	13,551,735	53,690,209

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment

32

NOTES TO FINANCIAL STATEMENTS continued

fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%.

During the year ended July 31, 2009, the Fund had average borrowings outstanding of $5,875 at an average rate of 0.80% and paid interest of $47.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

33

NOTES TO FINANCIAL STATEMENTS continued

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

12. SUBSEQUENT DISTRIBUTIONS

On September 10, 2009, the Fund declared distributions from net investment income to shareholders of record on September 9, 2009. The per share amounts payable on September 11, 2009 are as follows:

Net Investment
Income

Class A	$0.0315
Class B	0.0016
Class C	0.0019
Class I	0.0412
Class R	0.0218

These distributions are not reflected in the accompanying financial statements.

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Equity Income Fund, a series of the Evergreen Equity Trust, as of July 31, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Equity Income Fund as of July 31, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 28, 2009

35

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $13,551,735 for the fiscal year ended July 31, 2009.

For corporate shareholders, 100% of ordinary income dividends paid during the fiscal year ended July 31, 2009 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended July 31, 2009, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2009 year-end tax information will be reported on your 2009 Form 1099-DIV, which shall be provided to you in early 2010.

36

This page left intentionally blank

37

This page left intentionally blank

38

This page left intentionally blank

39

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

40

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; President and Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

41

567505 rv6 09/2009

Evergreen Fundamental Large Cap Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
11	ABOUT YOUR FUND’S EXPENSES
12	FINANCIAL HIGHLIGHTS
16	SCHEDULE OF INVESTMENTS
20	STATEMENT OF ASSETS AND LIABILITIES
21	STATEMENT OF OPERATIONS
22	STATEMENTS OF CHANGES IN NET ASSETS
24	NOTES TO FINANCIAL STATEMENTS
33	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
34	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

September 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Fundamental Large Cap Fund for the twelve-month period ended July 31, 2009 (the “period”).

Capital markets throughout the globe continued to experience extreme pressure during the period. Home prices continued to fall and job losses persisted. In September 2008, federal officials allowed for the collapse of Lehman Brothers, and the collateral damage from this event led to further collapse. Venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze. Early in 2009, the fixed income markets worried about deflation, evidenced by investor willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased, with yields climbing for longer-term U.S. Treasuries during the first quarter of 2009. International markets were hit hard as economies in both developed and emerging countries struggled. Equity markets were affected by the weakness in economic data and corporate profits, although during April 2009, stocks rallied off their March 9th lows, with international and small cap stocks leading the gains. Signs of stability emerged in the corporate credit markets, though, as both issuance and performance improved. The price of oil surged in the second quarter of 2009, pulling most commodities higher, as gold gave back earlier gains and the dollar weakened. While recent data reflects an economy that is managing to climb from the depths of the past two quarters, we question whether the fundamentals are in place for sustainable growth, given the still unresolved issues of credit availability, rising unemployment, declining home values, auto bankruptcies, and the possibility for more bank re-capitalizations.

Due to prospects for “below-trend” growth, we consider the growing inflation fears to be overdone. Global growth is receding, oil prices remain 50% lower than last summer, and domestic home prices continue their descent. Rather, as massive global stimulus seeks areas that may hold their intrinsic value (hard assets such as gold), signs of “reflation” may continue. Yet with wages representing the largest costs for businesses and an unemployment rate headed toward 10%, it is improbable that true inflationary pressures are poised to develop until well into 2010.

1

LETTER TO SHAREHOLDERS continued

It appears that the Federal Reserve Board may agree with this assessment. At the conclusion of their meeting on June 24th, monetary policy makers decided to leave their target for the benchmark federal funds rate near zero “for an extended period” as inflation is expected to remain “subdued for some time.” In addition, the central bank reiterated its commitment to the asset purchase program announced in March 2009, whereby policy makers pledged to purchase up to $300 billion in long-term U.S. Treasury bonds and up to $1.25 trillion in mortgage-backed securities. The goal of this program is to drive prices up and yields down, in order to lower the rates borrowers must pay on a variety of loans to help improve demand and economic activity.

During a volatile and challenging period in the stock market, the management teams of Evergreen’s value- and core-equity funds held fast to their long-term disciplines. The team supervising Evergreen Equity Index Fund maintained a portfolio reflecting the composition of the Standard & Poor’s 500 Index, using a proprietary process to control trading and operational costs. Managers of Evergreen Enhanced S&P 500® Fund, meanwhile, employed a discipline based principally on quantitative analysis to select a portfolio composed principally of larger-company stocks. Managers of Evergreen Equity Income Fund emphasized companies with the ability to both maintain and increase their dividends to shareholders. The team managing Evergreen Fundamental Large Cap Fund, meanwhile, emphasized companies with attractive earnings growth records and strong management teams. At the same time, the team supervising Evergreen Fundamental Mid Cap Value Fund focused on mid-sized companies selling at reasonable valuations. Portfolio managers of Evergreen Intrinsic Value Fund sought out positions in established companies selling at a discount to the managers’ estimate of the stock’s intrinsic value. Meanwhile, managers of Evergreen Disciplined Value Fund employed a combination of quantitative tools and traditional fundamental analysis in reviewing opportunities among large companies. Meanwhile, teams supervising Evergreen Small Cap Value Fund and Evergreen Special Values Fund each selected stocks based on their assessments of better quality, small cap companies with reasonable prices and strong balance sheets.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

2

LETTER TO SHAREHOLDERS continued

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

Notice to Shareholders:

Effective after the close of business on June 30, 2009, Class B shares of the Fund was closed to new accounts and additional purchases by existing shareholders. Existing shareholders of Class B shares of the Fund may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each fund’s prospectus and may also continue to add to their accounts through dividend reinvestment. All other Class B share features and attributes, including, but not limited to, the 12b-1 fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

3

FUND AT A GLANCE

as of July 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Managers:

Walter T. McCormick, CFA; Emory Sanders, Jr., CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 6/30/2009.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 10/15/1986

	Class A	Class B	Class C	Class I
Class inception date	1/3/1995	1/3/1995	1/3/1995	10/15/1986

Nasdaq symbol	EGIAX	EGIBX	EGICX	EVVTX

Average annual return*

1-year with sales charge	-16.46%	-16.38%	-12.90%	N/A

1-year w/o sales charge	-11.36%	-12.01%	-12.03%	-11.13%

5-year	1.59%	1.71%	2.07%	3.09%

10-year	0.01%	-0.13%	-0.13%	0.88%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

Class B shares are closed to new investments by new and existing shareholders.

Returns reflect expense limits previously in effect, without which returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Fundamental Large Cap Fund Class A shares versus a similar investment in the S&P 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

All data is as of July 31, 2009, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -11.36% for the twelve-month period ended July 31, 2009, excluding any applicable sales charges. During the same period, the S&P 500 returned -19.96%.

The fund’s objective is to seek capital growth with the potential for current income.

Investment process

As the fund’s fiscal year began, investors were confronted by a capital short banking system that was straining under increasing credit losses, a slowing economy and the aftermath of commodity price shocks. Despite aggressive monetary stimulus by the Federal Reserve, we were anticipating a protracted period of economic softness and had positioned the portfolio in financially sound companies with a bias toward cash flow stability. This quality focus proved beneficial as the markets subsequently witnessed the stunning demise of financially leveraged entities such as Fannie Mae, Lehman Brothers and Washington Mutual and the emergence of a credit crisis that nearly froze global trade. Stock prices moved along an extremely volatile and downward path into the first quarter of 2009, dropping nearly 50% from peak to trough. Fortunately, government response to deteriorating conditions was aggressive, and the combined force of massive fiscal and monetary stimulus appears to have arrested the decline and has now set the stage for recovery.

During this volatile time we kept our focus on the stocks of well-financed, highly differentiated companies that are the hallmark of the fund’s investment process. We boosted exposure to high-quality financial companies early in 2009, in the belief that the path toward economic recovery would necessarily proceed from financial system stability. We used significant price weakness to build positions in competitively advantaged growth companies and well managed cyclical companies that were selling at meaningful discounts to our estimates of intrinsic value. This approach has helped to conserve capital during a difficult market environment and positions us to participate once global growth resumes.

Our investment management strategy remains the same as highlighted in last year’s annual letter. We are intrinsic value investors who look for companies that have high returns on capital with sustainable barriers to competition but are selling well below what we believe the business is worth. Our process is driven by bottom-up stock selection with an internal team of fundamental analysts. We are long-term investors who look to own companies for three to five years and maintain low rates of portfolio turnover. We’ve held some companies in our portfolio, such as Amazon.com, for over five years, as our estimate of intrinsic value has mirrored the company’s stream of growing free cash flows. Typically, our best ideas are where intrinsic value and cash flow growth stem from expanding market share, and growth is driven by positive secular factors, such as online retail penetrating offline retail.

In managing the fund, we look for ideas that may combine both growth and value elements. If a company has gone through a rough patch in its business fundamentals but

6

PORTFOLIO MANAGER COMMENTARY continued

still has strong long-term prospects, we would be interested in understanding why the fundamentals are depressed and whether the condition is temporary. While the stock may be perceived as a value stock due to a low price-to-earnings ratio or low projected growth rate, we are more interested in the potential for the company to stabilize and restore its stream of free cash flow, which is essential for creating shareholder value. We also seek growth ideas that are selling well below our estimate of intrinsic value.

Once an investment prospect has been identified for further work, we go through a deep analysis that looks at the sustainability of its competitive advantages, key growth drivers, and an industry assessment of competitive intensity and market share trends. We then prepare a financial profile of the company that dissects its financial performance and ability of its management team to deliver excess returns on capital versus their cost of capital. Lastly we develop an intrinsic valuation analysis using ranges from best case to worst case that are driven by bottom-up assumptions for key variables. We believe this level of intense analysis is highly critical to understanding risk/reward and serves to differentiate us from our investment competition.

As noted, we spend a lot of time with our analysts figuring out a potential market size and competitive dynamics. For example, our industry analysis on the credit card processing market led us to believe that Visa’s high market share was sustainable given its difficult to replicate business model and a deep global payment processing network. When you have few players (Visa & Master Card) dominating a marketplace with high barriers to entry and strong secular growth potential, the opportunity for superior returns and underestimated growth exists. Portfolio holding Visa sells well below our estimate of intrinsic value in our base case and the stock is currently discounting growth rates and margins which we believe will be well surpassed in the future.

Another goal of our investment process is to understand and evaluate the strategic direction of management teams. Blue Nile is a company that we have gotten to know well over the last several years from on site visits and conference calls with management after each quarter. We find that speaking to management directly and asking them the hard questions over future strategy and priorities will enable us to have a more informed opinion of a company that would be difficult to obtain just by reading the company reports alone. We meet or converse with managements of portfolio companies on a frequent basis to make sure our thesis remains on track. In addition, we meet with their competitors to also collect information and continually refine our knowledge of the competitive landscape within an industry.

Contributors to performance

The strongest contributor to the portfolio in fiscal year 2009 was Amazon.com, which has grown revenues at a 20% plus rate for eight years in a row. Our confidence in the sustainability of the company’s long-term growth rate is based on fundamental analysis, which indicates an ongoing market share shift to online retail, which we still believe is only in the mid-single-digit penetration range and should afford many good years ahead

7

PORTFOLIO MANAGER COMMENTARY continued

for Amazon.com. The stock is selling at a steep discount to our best case estimate of intrinsic value with what we believe to be limited downside to our worst case, and we continue to maintain a significant position in the stock. Under the leadership of Jeff Bezos, the company has always focused on growing free cash flow. From the first annual letter in 1997, free cash flow growth was emphasized as the main goal for the company in order to grow shareholder value. As stated above in discussing our investment philosophy, we are readily aligned with Amazon’s cash flow strategy.

Goldman Sachs was also a strong contributor to the fund’s performance this year, as we were able to add to our existing positions in late January 2009 at advantageous prices well below our estimate of intrinsic value. We firmly believe that Goldman Sachs has a very strong culture that generates and retains top-notch talent, making the firm a very formidable competitor in financial services. Good evidence of this was the recent second quarter 2009 performance in which Goldman excelled on many fronts, particularly trading, far surpassing peers. Lloyd Blankfein, Goldman’s CEO, once stated at a conference that he had recently learned that there was a higher refusal rate to an acceptance letter from Harvard University than there was to an offer of employment from Goldman Sachs. We like this formula.

Another positive performer, Blue Nile, did well in the past fiscal year, weathering the downturn in consumer spending by sticking to their knitting of online jewelry and engagement ring sales. The business declined less than many jewelry competitors, and Blue Nile was able to gain share overall in the jewelry category, particularly as many over-levered competitors went bankrupt. Meanwhile, the U.S. jewelry market remains highly fragmented, with Blue Nile capturing less than 1% market share last year. We have high confidence in the management team, given its long-term track record for strong sales growth, very high returns on capital, and expanding free cash flow. The unique advantage of exclusive supply contracts with diamond wholesalers remains firmly intact and this model is extremely difficult to replicate.

We purchased shares of Merck & Co late in the fiscal year, as the stock had come under severe pressure due to patent expiry concerns, health care reform worries, and a proposed merger with Schering-Plough. The stock had moved into the deep value category earlier in 2009, and we proactively purchased positions in the mid to low 20s, as our conservative estimates of intrinsic value were significantly higher. Merck’s competitive advantage lies in its deep network of R+D facilities which has historically produced a strong pipeline of new pharmaceutical compounds. Now with Schering, the company is more diversified and better able to deal with future patent expiries. Also, the combined company has significant cost cutting opportunities that should drive margin expansion over the next 3-5 years given the improved scale and efficiencies that will be gained.

CBS was a recent purchase late in the fiscal year that added significant outperformance, as the stock rebounded from very depressed levels. We were able to purchase the stock at a

8

PORTFOLIO MANAGER COMMENTARY continued

price that in our view discounted a very negative long-term fundamental picture. Market sentiment was indeed depressed, but our view was quite different. We expect the company to be a survivor as well as a significant beneficiary of an upturn in local advertising in both TV and radio, particularly from segments such as retail and auto. The advertising market has been reeling from the combined effects of the bankruptcy of large auto companies and a weakened consumer spending environment. Our view is that the pendulum had swung too far, and would revert back to some form of normalization, which we believe is currently happening now. This is expected to significantly benefit CBS, as two thirds of its revenues are generated from selling advertisements on platforms such as TV, radio, and billboards.

Other solid contributors in the portfolio in fiscal year 2009 include Oracle, Home Depot, JPMorgan Chase, Prudential Financial, and Google. The overall strong relative-performance of the portfolio continues to be driven by solid execution of our intensive fundamental analysis process.

Detractors from performance

Our worst performing stock in the portfolio was General Electric, which suffered from a severe investor reaction to the company’s exposure to the credit environment within GE Capital. While it was painful to hold the stock through this period, the company did not lose major market share across its businesses or see competitive activity that would hinder the business during a period of economic recovery. We believe the company’s overall financial position is sound with a stable balance sheet and good levels of cash reserves.

Bank of America was a negative contributor as we stepped back into the stock too early in the fall of 2008 after the announced Troubled Asset Relief Program. However, we have held onto the stock during the strong recovery in financials seen in 2009, which has helped the portfolio recently. In our view, the company’s national bank branch network which provides large access to households credit needs nationwide and the acquired Merrill Lynch franchise both offer very good exposure to an economic recovery. With housing starts at 40-year lows, GDP declines at 50-year lows, and unemployment at 25-year highs, we think Bank of America fundamentals are severely depressed and have significant recovery potential, especially as the recent capital raises have improved the company’s financial position.

Portfolio management outlook

With the preconditions for economic stabilization now at hand and the equity market having rallied from bear market lows, investors now seem more comfortable that better days may lie ahead. While we need to traverse an extended stretch of consumer caution before investors can gauge the true pace of economic activity, we are looking for opportunities to position the portfolio for economic recovery that should result from the fiscal and monetary stimulus that has been put in place.

9

PORTFOLIO MANAGER COMMENTARY continued

We hope you will continue to invest in our fund, as we will dutifully invest your hard earned money with careful process, insight, and patience.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

10

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2009 to July 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	2/1/2009	7/31/2009	During Period*

Actual
Class A	$1,000.00	$1,292.88	$8.87
Class B	$1,000.00	$1,288.37	$13.16
Class C	$1,000.00	$1,288.37	$13.16
Class I	$1,000.00	$1,294.82	$7.51
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,017.06	$7.80
Class B	$1,000.00	$1,013.29	$11.58
Class C	$1,000.00	$1,013.29	$11.58
Class I	$1,000.00	$1,018.25	$6.61

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.56% for Class A, 2.32% for Class B, 2.32% for Class C and 1.32% for Class I), multiplied by the average account value over the period, multiplied by 181 / 365 days.

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS A	2009	2008	2007	2006	2005

Net asset value, beginning of period	$23.15	$26.73	$23.37	$23.25	$20.85

Income from investment operations
Net investment income (loss)	0.21	0.17 [1]	0.13 [1]	0.11 [1]	0.14 [1]
Net realized and unrealized gains or losses on investments	(2.86)	(2.36)	3.65	0.52	3.64

Total from investment operations	(2.65)	(2.19)	3.78	0.63	3.78

Distributions to shareholders from
Net investment income	(0.14)	(0.12)	(0.11)	(0.08)	(0.12)
Net realized gains	0	(1.27)	(0.31)	(0.43)	(1.26)

Total distributions to shareholders	(0.14)	(1.39)	(0.42)	(0.51)	(1.38)

Net asset value, end of period	$20.36	$23.15	$26.73	$23.37	$23.25

Total return[2]	(11.36)%	(8.74)%	16.29%	2.76%	18.77%

Ratios and supplemental data
Net assets, end of period (millions)	$413	$521	$646	$642	$794
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.50%	1.33%	1.38%	1.38%	1.39%
Expenses excluding waivers/reimbursements and expense reductions	1.50%	1.36%	1.41%	1.40%	1.49%
Net investment income (loss)	0.99%	0.69%	0.50%	0.49%	0.62%
Portfolio turnover rate	30%	24%	17%	21%	44%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS B	2009	2008	2007	2006	2005

Net asset value, beginning of period	$21.41	$24.89	$21.87	$21.86	$19.72

Income from investment operations
Net investment income (loss)	0.05 [1]	(0.01)[1]	(0.04)[1]	(0.05)[1]	(0.01)[1]
Net realized and unrealized gains or losses on investments	(2.64)	(2.19)	3.40	0.49	3.42

Total from investment operations	(2.59)	(2.20)	3.36	0.44	3.41

Distributions to shareholders from
Net investment income	(0.10)	(0.01)	(0.03)	0	(0.01)
Net realized gains	0	(1.27)	(0.31)	(0.43)	(1.26)

Total distributions to shareholders	(0.10)	(1.28)	(0.34)	(0.43)	(1.27)

Net asset value, end of period	$18.72	$21.41	$24.89	$21.87	$21.86

Total return[2]	(12.01)%	(9.42)%	15.44%	2.07%	17.93%

Ratios and supplemental data
Net assets, end of period (millions)	$34	$77	$150	$214	$340
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.23%	2.07%	2.09%	2.07%	2.10%
Expenses excluding waivers/reimbursements and expense reductions	2.23%	2.07%	2.11%	2.09%	2.20%
Net investment income (loss)	0.28%	(0.06)%	(0.18)%	(0.21)%	(0.03)%
Portfolio turnover rate	30%	24%	17%	21%	44%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

13

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS C	2009	2008	2007	2006	2005

Net asset value, beginning of period	$21.41	$24.89	$21.87	$21.86	$19.72

Income from investment operations
Net investment income (loss)	0.04 [1]	(0.01)[1]	(0.05)[1]	(0.05)[1]	0 [1]
Net realized and unrealized gains or losses on investments	(2.63)	(2.19)	3.41	0.49	3.42

Total from investment operations	(2.59)	(2.20)	3.36	0.44	3.42

Distributions to shareholders from
Net investment income	(0.09)	(0.01)	(0.03)	0	(0.02)
Net realized gains	0	(1.27)	(0.31)	(0.43)	(1.26)

Total distributions to shareholders	(0.09)	(1.28)	(0.34)	(0.43)	(1.28)

Net asset value, end of period	$18.73	$21.41	$24.89	$21.87	$21.86

Total return[2]	(12.03)%	(9.40)%	15.44%	2.07%	17.95%

Ratios and supplemental data
Net assets, end of period (millions)	$47	$61	$80	$86	$110
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.25%	2.08%	2.09%	2.08%	2.10%
Expenses excluding waivers/reimbursements and expense reductions	2.25%	2.08%	2.11%	2.10%	2.20%
Net investment income (loss)	0.25%	(0.06)%	(0.20)%	(0.21)%	(0.01)%
Portfolio turnover rate	30%	24%	17%	21%	44%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

14

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS I	2009	2008	2007	2006	2005

Net asset value, beginning of period	$23.56	$27.21	$23.76	$23.63	$21.16

Income from investment operations
Net investment income (loss)	0.23 [1]	0.24 [1]	0.21 [1]	0.19 [1]	0.20 [1]
Net realized and unrealized gains or losses on investments	(2.88)	(2.40)	3.70	0.52	3.70

Total from investment operations	(2.65)	(2.16)	3.91	0.71	3.90

Distributions to shareholders from
Net investment income	(0.18)	(0.22)	(0.15)	(0.15)	(0.17)
Net realized gains	0	(1.27)	(0.31)	(0.43)	(1.26)

Total distributions to shareholders	(0.18)	(1.49)	(0.46)	(0.58)	(1.43)

Net asset value, end of period	$20.73	$23.56	$27.21	$23.76	$23.63

Total return	(11.13)%	(8.46)%	16.59%	3.08%	19.12%

Ratios and supplemental data
Net assets, end of period (millions)	$181	$225	$274	$263	$292
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.25%	1.08%	1.09%	1.08%	1.08%
Expenses excluding waivers/reimbursements and expense reductions	1.25%	1.08%	1.11%	1.10%	1.18%
Net investment income (loss)	1.25%	0.94%	0.79%	0.80%	0.87%
Portfolio turnover rate	30%	24%	17%	21%	44%

1	Per share amount is based on average shares outstanding during the period.

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS

July 31, 2009

	Shares	Value

COMMON STOCKS 97.9%
CONSUMER DISCRETIONARY 11.9%
Internet & Catalog Retail 3.2%
Amazon.com, Inc. *	172,236	$14,770,959
Blue Nile, Inc. *	152,256	7,038,795

		21,809,754

Media 3.8%
CBS Corp., Class B	1,751,859	14,347,725
Omnicom Group, Inc.	328,803	11,179,302

		25,527,027

Specialty Retail 3.1%
Home Depot, Inc.	798,263	20,706,942

Textiles, Apparel & Luxury Goods 1.8%
Timberland Co., Class A *	885,474	12,077,866

CONSUMER STAPLES 12.6%
Beverages 2.3%
Diageo plc	595,373	9,328,794
PepsiCo, Inc.	110,884	6,292,667

		15,621,461

Food & Staples Retailing 2.2%
CVS Caremark Corp. ρ	448,475	15,014,943

Food Products 2.0%
McCormick & Co., Inc. ρ	407,811	13,139,670

Household Products 3.9%
Clorox Co.	165,710	10,109,967
Procter & Gamble Co.	293,219	16,276,587

		26,386,554

Tobacco 2.2%
Philip Morris International, Inc.	309,536	14,424,378

ENERGY 10.4%
Energy Equipment & Services 1.5%
Schlumberger, Ltd.	80,736	4,319,376
Weatherford International, Ltd. *	322,070	6,042,033

		10,361,409

Oil, Gas & Consumable Fuels 8.9%
Apache Corp.	144,203	12,105,842
Chevron Corp.	100,228	6,962,839
ConocoPhillips	354,911	15,513,160
Exxon Mobil Corp.	361,148	25,421,208

		60,003,049

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
FINANCIALS 18.8%
Capital Markets 4.8%
Goldman Sachs Group, Inc.	109,033	$17,805,089
State Street Corp.	141,328	7,108,798
T. Rowe Price Group, Inc.	155,476	7,262,284

		32,176,171

Commercial Banks 2.8%
Wells Fargo & Co. °	784,333	19,184,785

Consumer Finance 3.4%
American Express Co. ρ	214,319	6,071,657
Visa, Inc., Class A ρ	257,871	16,880,236

		22,951,893

Diversified Financial Services 4.5%
Bank of America Corp.	811,640	12,004,156
JPMorgan Chase & Co.	480,619	18,575,924

		30,580,080

Insurance 3.3%
Prudential Financial, Inc.	494,450	21,889,302

HEALTH CARE 14.1%
Biotechnology 2.4%
Amgen, Inc. *	257,236	16,028,375

Health Care Equipment & Supplies 1.4%
Medtronic, Inc.	270,706	9,588,406

Pharmaceuticals 10.3%
Johnson & Johnson	285,327	17,373,561
Merck & Co., Inc. ρ	764,587	22,945,256
Novartis AG, ADR ρ	416,623	19,006,341
Pfizer, Inc.	637,062	10,148,398

		69,473,556

INDUSTRIALS 7.7%
Aerospace & Defense 3.1%
Boeing Co.	155,632	6,678,169
Lockheed Martin Corp.	117,082	8,753,050
United Technologies Corp.	98,138	5,345,577

		20,776,796

Air Freight & Logistics 1.9%
Expeditors International of Washington, Inc.	139,046	4,717,831
United Parcel Service, Inc., Class B	146,310	7,861,236

		12,579,067

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Industrial Conglomerates 2.7%
General Electric Co.	1,367,856	$18,329,271

INFORMATION TECHNOLOGY 18.8%
Communications Equipment 6.7%
Cisco Systems, Inc. *	1,108,251	24,392,605
QUALCOMM, Inc.	456,616	21,100,225

		45,492,830

Internet Software & Services 3.4%
Google, Inc., Class A *	51,699	22,905,242

IT Services 0.8%
Automatic Data Processing, Inc.	151,476	5,642,481

Semiconductors & Semiconductor Equipment 1.2%
Altera Corp.	421,541	7,878,601

Software 6.7%
FactSet Research Systems, Inc. ρ	238,447	13,519,945
Microsoft Corp.	470,440	11,064,749
Oracle Corp.	917,282	20,299,450

		44,884,144

MATERIALS 1.2%
Chemicals 1.2%
Air Products & Chemicals, Inc.	107,488	8,018,605

TELECOMMUNICATION SERVICES 2.4%
Diversified Telecommunication Services 2.4%
AT&T, Inc.	402,998	10,570,637
Verizon Communications, Inc.	184,767	5,925,478

		16,496,115

Total Common Stocks (cost $618,059,814)		659,948,773

	Principal
	Amount	Value

OTHER 0.2%
Gryphon Funding, Ltd., Private Placement Pass-Through Notes ρρ + ☐ (cost $3,393,636)	$7,924,691	1,559,579

	Shares	Value

PRIVATE PLACEMENT 0.4%
FINANCIALS 0.4%
Diversified Financial Services 0.4%
Apollo Management, LP * + (cost $13,746,559)	612,041	2,448,164

See Notes to Financial Statements

18

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

SHORT-TERM INVESTMENTS 13.1%
MUTUAL FUND SHARES 13.1%
Evergreen Institutional Money Market Fund, Class I, 0.22% ρρ q ø	64,781,631	$64,781,631
Evergreen Institutional U.S. Government Money Market Fund, Class I, 0.11% q ø	23,325,545	23,325,545

Total Short-Term Investments (cost $88,107,176)		88,107,176

Total Investments (cost $723,307,185) 111.6%		752,063,692
Other Assets and Liabilities (11.6%)		(77,964,352)

Net Assets 100.0%		$674,099,340

*	Non-income producing security
ρ	All or a portion of this security is on loan.
°

Security represents an investment in a non-controlled affiliate. At July 31, 2009, the Fund invested in securities issued by Wells Fargo & Co. with a cost basis of $20,345,715 and earned $886,209 of income for the year ended July 31, 2009 which is included in income from affiliated issuers.

ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
+	Security is deemed illiquid.
☐	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADR	American Depository Receipt

The following table shows the percent of total long-term investments by sector as of July 31, 2009:

Financials	19.5%
Information Technology	19.1%
Health Care	14.4%
Consumer Staples	12.8%
Consumer Discretionary	12.1%
Energy	10.6%
Industrials	7.8%
Telecommunication Services	2.5%
Materials	1.2%

100.0%

See Notes to Financial Statements

19

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2009

Assets
Investments in unaffiliated issuers, at value (cost $614,854,294) including $69,236,102 of securities loaned	$644,771,731
Investments in affiliated issuers, at value (cost $108,452,891)	107,291,961

Total investments	752,063,692
Foreign currency, at value (cost $727,953)	690,602
Receivable for securities sold	1,105,836
Receivable for Fund shares sold	177,537
Dividends receivable	934,024
Receivable for securities lending income	96,114
Prepaid expenses and other assets	48,090

Total assets	755,115,895

Liabilities
Payable for securities purchased	8,117,776
Payable for Fund shares redeemed	630,724
Payable for securities on loan	71,832,040
Advisory fee payable	34,832
Distribution Plan expenses payable	15,071
Due to other related parties	6,548
Accrued expenses and other liabilities	379,564

Total liabilities	81,016,555

Net assets	$674,099,340

Net assets represented by
Paid-in capital	$807,763,734
Undistributed net investment income	831,692
Accumulated net realized losses on investments	(163,224,248)
Net unrealized gains on investments	28,728,162

Total net assets	$674,099,340

Net assets consists of
Class A	$413,057,550
Class B	33,503,572
Class C	46,959,143
Class I	180,579,075

Total net assets	$674,099,340

Shares outstanding (unlimited number of shares authorized)
Class A	20,291,775
Class B	1,789,322
Class C	2,507,370
Class I	8,710,115

Net asset value per share
Class A	$20.36
Class A — Offering price (based on sales charge of 5.75%)	$21.60
Class B	$18.72
Class C	$18.73
Class I	$20.73

See Notes to Financial Statements

20

STATEMENT OF OPERATIONS

Year Ended July 31, 2009

Investment income
Dividends (net of foreign withholding taxes of $106,880)	$12,813,436
Securities lending	2,445,204
Income from affiliated issuers	961,857

Total investment income	16,220,497

Expenses
Advisory fee	4,124,498
Distribution Plan expenses
Class A	973,854
Class B	444,608
Class C	453,500
Administrative services fee	650,696
Transfer agent fees	2,889,728
Trustees’ fees and expenses	10,778
Printing and postage expenses	158,901
Custodian and accounting fees	146,642
Registration and filing fees	45,456
Professional fees	49,694
Interest expense	833
Other	25,997

Total expenses	9,975,185
Less: Expense reductions	(1,453)
Fee waivers	(305)

Net expenses	9,973,427

Net investment income	6,247,070

Net realized and unrealized gains or losses on investments
Net realized losses on:
Securities
Unaffiliated issuers	(19,973,983)
Affiliated issuers	(460,350)
Foreign currency related transactions	(26,111)

Net realized losses on investments	(20,460,444)

Net change in unrealized gains or losses on:
Securities
Unaffiliated issuers	(95,458,502)
Affiliated issuers	(3,968,408)
Foreign currency related transactions	(28,490)

Net change in unrealized gains or losses on investments	(99,455,400)

Net realized and unrealized gains or losses on investments	(119,915,844)

Net decrease in net assets resulting from operations	$(113,668,774)

See Notes to Financial Statements

21

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31,

	2009		2008

Operations
Net investment income		$6,247,070		$6,384,910
Net realized gains or losses on investments		(20,460,444)		59,544,255
Net change in unrealized gains or losses on investments		(99,455,400)		(155,799,461)

Net decrease in net assets resulting from operations		(113,668,774)		(89,870,296)

Distributions to shareholders from
Net investment income
Class A		(2,968,403)		(2,773,070)
Class B		(260,253)		(32,221)
Class C		(249,507)		(34,311)
Class I		(1,723,402)		(2,186,761)
Net realized gains
Class A		0		(29,430,678)
Class B		0		(6,699,281)
Class C		0		(3,865,879)
Class I		0		(12,606,057)

Total distributions to shareholders		(5,201,565)		(57,628,258)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	672,039	12,296,572	455,107	11,407,196
Class B	193,638	3,188,457	158,342	3,719,002
Class C	218,166	3,579,042	119,559	2,854,461
Class I	338,116	7,207,918	294,839	7,790,514

		26,271,989		25,771,173

Net asset value of shares issued in reinvestment of distributions
Class A	167,046	2,777,986	1,181,325	30,545,185
Class B	16,347	247,980	267,644	6,432,635
Class C	14,730	223,600	147,645	3,548,208
Class I	87,358	1,551,595	510,793	13,451,217

		4,801,161		53,977,245

Automatic conversion of Class B shares to Class A shares
Class A	1,042,271	19,255,390	1,365,639	33,787,648
Class B	(1,129,628)	(19,255,390)	(1,472,824)	(33,787,648)

		0		0

Payment for shares redeemed
Class A	(4,119,115)	(75,265,433)	(4,653,487)	(117,087,443)
Class B	(868,963)	(14,745,515)	(1,388,963)	(32,563,834)
Class C	(596,411)	(9,713,761)	(599,809)	(14,066,078)
Class I	(1,274,212)	(23,121,731)	(1,300,813)	(33,086,055)

		(122,846,440)		(196,803,410)

Net decrease in net assets resulting from capital share transactions		(91,773,290)		(117,054,992)

Total decrease in net assets		(210,643,629)		(264,553,546)

See Notes to Financial Statements

22

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended July 31,

	2009	2008

Net assets
Beginning of period	$884,742,969	$1,149,296,515

End of period	$674,099,340	$884,742,969

Undistributed (overdistributed) net investment income	$831,692	$(197,813)

See Notes to Financial Statements

23

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Fundamental Large Cap Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge, but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

As of the close of business on June 30, 2009, Class B shares of the Fund have been closed to new accounts and additional purchases by existing shareholders.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through September 28, 2009 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The

24

NOTES TO FINANCIAL STATEMENTS continued

value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

25

NOTES TO FINANCIAL STATEMENTS continued

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. During the year ended July 31, 2009, the following amounts were reclassified:

Paid-in capital	$(10,111)
Undistributed net investment income	(16,000)
Accumulated net realized losses on investments	26,111

26

NOTES TO FINANCIAL STATEMENTS continued

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.70% and declining to 0.50% as the aggregate average daily net assets of the Fund and its variable annuity counterpart, Evergreen VA Fundamental Large Cap Fund, increase. For the year ended July 31, 2009, the advisory fee was equivalent to an annual rate of 0.63% of the Fund’s average daily net assets.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may have been deemed to control EIMC. If Wells Fargo was deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC with the same terms and conditions as the existing agreement which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement was subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect.

Shareholders approved the new advisory agreement between the Fund and EIMC on March 12, 2009.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended July 31, 2009, EIMC voluntarily waived its advisory fee in the amount of $305.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

27

NOTES TO FINANCIAL STATEMENTS continued

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended July 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended July 31, 2009, the transfer agent fees were equivalent to an annual rate of 0.44% of the Fund’s average daily net assets.

Wachovia Bank NA, a subsidiary of Wells Fargo and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as the securities lending agent for the Fund (see Note 5).

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the year ended July 31, 2009, the Fund paid brokerage commissions of $67,904 to broker-dealers affiliated with Wells Fargo.

4. DISTRIBUTION PLANS

EIS, an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the year ended July 31, 2009, EIS received $10,035 from the sale of Class A shares and $84,744 and $770 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $196,313,995 and $287,907,836, respectively, for the year ended July 31, 2009.

On August 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based

28

NOTES TO FINANCIAL STATEMENTS continued

upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

		Significant
		Other	Significant
		Observable	Unobservable
	Quoted Prices	Inputs	Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total

Equity securities
Common stocks	$659,948,773	$0	$0	$659,948,773
Other	0	2,448,164	1,559,579	4,007,743
Short-term investments	88,107,176	0	0	88,107,176

	$748,055,949	$2,448,164	$1,559,579	$752,063,692

Further details on the major security types listed above can be found in the Schedule of Investments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Other

Balance as of August 1, 2008	$4,247,205
Realized gains or losses	777,093
Change in unrealized gains or losses	(2,935,578)
Net purchases (sales)	(529,141)
Transfers in and/or out of Level 3	0

Balance as of July 31, 2009	$1,559,579

Change in unrealized gains or losses included in earnings relating to securities still held at July 31, 2009	$(2,381,230)

During the year ended July 31, 2009, the Fund loaned securities to certain brokers and earned $2,445,204, net of $275,759 paid to Wachovia Global Securities Lending as the securities lending agent. At July 31, 2009, the value of securities on loan and the total value of collateral received for securities loaned amounted to $69,236,102 and $71,832,040, respectively.

29

NOTES TO FINANCIAL STATEMENTS continued

On July 31, 2009, the aggregate cost of securities for federal income tax purposes was $728,715,785. The gross unrealized appreciation and depreciation on securities based on tax cost was $100,121,057 and $76,773,150, respectively, with a net unrealized appreciation of $23,347,907.

As of July 31, 2009, the Fund had $157,815,648 in capital loss carryovers for federal income tax purposes with $134,054,732 expiring in 2010, $2,583,953 expiring in 2011 and $21,176,963 expiring in 2017. These losses are subject to certain limitations prescribed by the Internal Revenue Code.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended July 31, 2009, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of July 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation	Capital Loss Carryovers	Temporary Book/ Tax Differences

$1,018,244	$23,319,562	$157,815,648	$(186,552)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and deferred losses on restructured securities. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended July 31,

	2009	2008

Ordinary Income	$5,201,565	$5,026,363
Long-term Capital Gain	0	52,601,895

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment

30

NOTES TO FINANCIAL STATEMENTS continued

performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%.

During the year ended July 31, 2009, the Fund had average borrowings outstanding of $28,724 at an average rate of 2.90% and paid interest of $833.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and

31

NOTES TO FINANCIAL STATEMENTS continued

plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

12. SUBSEQUENT DISTRIBUTIONS

On September 10, 2009, the Fund declared distributions from net investment income to shareholders of record on September 9, 2009. The per share amounts payable on September 11, 2009 are as follows:

Net Investment
Income

Class A	$0.0273
Class B	No distribution
Class C	No distribution
Class I	0.0541

These distributions are not reflected in the accompanying financial statements.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Fundamental Large Cap Fund, a series of the Evergreen Equity Trust, as of July 31, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Fundamental Large Cap Fund as of July 31, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 28, 2009

33

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 100% of ordinary income dividends paid during the fiscal year ended July 31, 2009 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended July 31, 2009, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2009 year-end tax information will be reported on your 2009 Form 1099-DIV, which shall be provided to you in early 2010.

34

This page left intentionally blank

35

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

36

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; President and Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

567509 rv6 09/2009

Evergreen Fundamental Mid Cap Value Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
9	ABOUT YOUR FUND’S EXPENSES
10	FINANCIAL HIGHLIGHTS
14	SCHEDULE OF INVESTMENTS
18	STATEMENT OF ASSETS AND LIABILITIES
19	STATEMENT OF OPERATIONS
20	STATEMENTS OF CHANGES IN NET ASSETS
21	NOTES TO FINANCIAL STATEMENTS
28	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
29	ADDITIONAL INFORMATION
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

September 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Fundamental Mid Cap Value Fund for the twelve-month period ended July 31, 2009 (the “period”).

Capital markets throughout the globe continued to experience extreme pressure during the period. Home prices continued to fall and job losses persisted. In September 2008, federal officials allowed for the collapse of Lehman Brothers, and the collateral damage from this event led to further collapse. Venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze. Early in 2009, the fixed income markets worried about deflation, evidenced by investor willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased, with yields climbing for longer-term U.S. Treasuries during the first quarter of 2009. International markets were hit hard as economies in both developed and emerging countries struggled. Equit y markets were affected by the weakness in economic data and corporate profits, although during April 2009, stocks rallied off their March 9th lows, with international and small cap stocks leading the gains. Signs of stability emerged in the corporate credit markets, though, as both issuance and performance improved. The price of oil surged in the second quarter of 2009, pulling most commodities higher, as gold gave back earlier gains and the dollar weakened. While recent data reflects an economy that is managing to climb from the depths of the past two quarters, we question whether the fundamentals are in place for sustainable growth, given the still unresolved issues of credit availability, rising unemployment, declining home values, auto bankruptcies, and the possibility for more bank re-capitalizations.

Due to prospects for “below-trend” growth, we consider the growing inflation fears to be overdone. Global growth is receding, oil prices remain 50% lower than last summer, and domestic home prices continue their descent. Rather, as massive global stimulus seeks areas that may hold their intrinsic value (hard assets such as gold), signs of “reflation” may continue. Yet with wages representing the largest costs for businesses and an unemployment rate headed toward 10%, it is improbable that true inflationary pressures are poised to develop until well into 2010.

1

LETTER TO SHAREHOLDERS continued

It appears that the Federal Reserve Board may agree with this assessment. At the conclusion of their meeting on June 24th, monetary policy makers decided to leave their target for the benchmark federal funds rate near zero “for an extended period” as inflation is expected to remain “subdued for some time.” In addition, the central bank reiterated its commitment to the asset purchase program announced in March 2009, whereby policy makers pledged to purchase up to $300 billion in long-term U.S. Treasury bonds and up to $1.25 trillion in mortgage-backed securities. The goal of this program is to drive prices up and yields down, in order to lower the rates borrowers must pay on a variety of loans to help improve demand and economic activity.

During a volatile and challenging period in the stock market, the management teams of Evergreen’s value- and core-equity funds held fast to their long-term disciplines. The team supervising Evergreen Equity Index Fund maintained a portfolio reflecting the composition of the Standard & Poor’s 500 Index, using a proprietary process to control trading and operational costs. Managers of Evergreen Enhanced S&P 500® Fund, meanwhile, employed a discipline based principally on quantitative analysis to select a portfolio composed principally of larger-company stocks. Managers of Evergreen Equity Income Fund emphasized companies with the ability to both maintain and increase their dividends to shareholders. The team managing Evergreen Fundamental Large Cap Fund, meanwhile, emphasized companies with attractive earnings growth records and strong management teams. At the same time, the team supervising Evergreen Fundamental Mid Cap Value Fund focused on mid-sized companies selling at reasonable valuations. Portfolio managers of Evergreen Intrinsic Value Fund sought out positions in established companies selling at a discount to the managers’ estimate of the stock’s intrinsic value. Meanwhile, managers of Evergreen Disciplined Value Fund employed a combination of quantitative tools and traditional fundamental analysis in reviewing opportunities among large companies. Meanwhile, teams supervising Evergreen Small Cap Value Fund and Evergreen Special Values Fund each selected stocks based on their assessments of better quality, small cap companies with reasonable prices and strong balance sheets.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

2

LETTER TO SHAREHOLDERS continued

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

Notice to Shareholders:

Effective after the close of business on June 30, 2009, Class B shares of the Fund was closed to new accounts and additional purchases by existing shareholders. Existing shareholders of Class B shares of the Fund may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each fund’s prospectus and may also continue to add to their accounts through dividend reinvestment. All other Class B share features and attributes, including, but not limited to, the 12b-1 fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

3

FUND AT A GLANCE

as of July 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

James M. Tringas, CFA, CPA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 6/30/2009.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 9/28/2007

	Class A	Class B	Class C	Class I
Class inception date	9/28/2007	9/28/2007	9/28/2007	9/28/2007

Nasdaq symbol	EFVAX	EFVBX	EFVCX	EFVIX

Average annual return*

1-year with sales charge	-21.93%	-21.84%	-18.46%	N/A

1-year w/o sales charge	-17.16%	-17.72%	-17.64%	-17.00%

Since portfolio inception	-16.48%	-16.22%	-14.29%	-13.59%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

Class B shares are closed to new investments by new and existing shareholders.

The advisor is waiving its advisory fee and reimbursing the fund for a portion of other expenses. Had the fee not been waived and expenses not reimbursed, returns would have been lower.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Fundamental Mid Cap Value Fund Class A shares versus a similar investment in the Russell Midcap Value Index (Russell Midcap Value) and the Consumer Price Index (CPI).

The Russell Midcap Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

All data is as of July 31, 2009, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -17.16% for the twelve-month period ended July 31, 2009, excluding any applicable sales charges. During the same period, the Russell Midcap Value returned -22.81%.

The fund’s objective is to seek long-term capital growth.

Investment process

Although absolute returns were once again disappointing, the fund outperformed its benchmark. Our adherence to investing in quality companies with financially sound capital structures served us well in a volatile and difficult operating environment. While never pleased with loss of principal, we are mindful that preservation of capital in poor market environments may pay large dividends when the markets ultimately recover.

Our investment goal is to pursue above-average returns while employing a strategy of risk minimization. We seek to invest in high-quality companies only when we believe projected returns relative to the potential risk of capital losses are heavily in our favor. For each company we analyze, we calculate intrinsic value using a financial buyer methodology. In other words, we ask the question “What price would a cash buyer pay for this business?” We also ask the question, “How much risk are we assuming should we buy (or continue to own) a particular stock?” The answers to these questions are what guide our capital allocation process.

The fiscal year ending July 31, 2009, was a challenging time for mid cap value investors, and indeed, investors of all types. Our approach throughout the entire year was to stay disciplined, conservative in our assumptions, and highly focused on quality and balance sheet strength. The early part of the fiscal year was defined by the sudden and unexpected collapse of Lehman Brothers. After historic market declines and volatility in the fall, the market staged a brief rally in response to government intervention efforts. However, as concerns mounted regarding the depth and severity of the recession, another wave of selling dominated the markets early in the calendar year. By early March, based on positive comments from several banking CEOs, the market began a recovery. As winter turned to spring, the markets continued to recover, surprising many of those who did not expect such a sharp reversal in sentiment and risk appetite. Toward the end of our fiscal year, it had become apparent that the recovery in the markets was more than just a relief rally.

Contributors to performance

With preservation of capital being the most important contributor to performance, it is no surprise that some of the biggest contributors to performance were companies such as Brown & Brown, Everest Re, and People’s United Financial. All three high-quality financial firms are conservatively managed, possessed lower-than-average economic risk profiles with solid balance sheets, and were undervalued by the market. We continue to own all three companies, although we have recently reduced our positions in Everest Re and People’s United.

6

PORTFOLIO MANAGER COMMENTARY continued

Global Payments, a leading provider of electronic payments transaction processing services for consumers, merchants, and financial institutions, was a large contributor to performance for the fiscal year. The stock was only down 4% mainly due to the success of its acquisition of HSBC Merchant Services as well as its impressive growth overseas. We believe that Global Payments has an excellent management team that is capable of managing a global enterprise with multiple years of growth ahead of them. The valuation, while not as attractive as it was when we first invested, continues to offer the patient investor an above-average return profile in our opinion.

UnionBanCal, a West Coast bank, was acquired by Mitsubishi Financial for $73.50 per share. We purchased at an average cost of $47. Our attraction to the bank was its low exposure to residential loans and its underutilized balance sheet. Our calculation of intrinsic value was above $70 per share. We used market fears about the broad banking industry to pick up what we believed was a high-quality company at a very attractive price.

Acuity Brands, a leading manufacturer of lighting products for residential and commercial customers, was a solid contributor for the fiscal year. Acuity’s balance sheet is sound, with minimal net debt. In addition, despite the recession, the company remains substantially profitable, with free cash flow of approximately $100 million annually. We opportunistically used the weakness in the stock in March to accumulate a 200 basis point position at $23 per share. The intrinsic value of Acuity, based on our financial buyer methodology, was $40 at the time. Despite the appreciation of the shares since our original purchase, we continue to hold the stock—although we have taken some profits.

Detractors from performance

Despite our best efforts, two of our holdings were very disappointing to us. Both Imation and Lexmark declined over 50%. Both companies provide hardware for technology applications and, given the retrenchment in consumer and business spending, both had a very difficult quarter. The one bright spot is that both companies maintain solid balance sheets, which should allow the management teams to realign the cost structure to reflect the new reality. We maintain our investment in both names and believe them both to be substantially undervalued.

Ameren, a diversified utility based in the Midwest, was also one of our more disappointing investments. We believed that Ameren’s diversity would provide us with protection in a weak economy and a volatile market environment. However, given increased environmental spending requirements and increased investments required in their Merchant business, coupled with weakness in their regulated markets, management made the decision to reduce the dividend. We continue to hold the stock and believe that the longer-term outlook for this conservative holding is attractive.

Mariner Energy, an independent oil and gas exploration, development, and production company, was a detractor from performance. The company has both onshore and

7

PORTFOLIO MANAGER COMMENTARY continued

offshore assets, with most of its assets concentrated in the Gulf of Mexico. Mariner Energy was spun out of Forest Oil in 2006. Our assessment was that the company was asset rich but possessed a capital structure that was in need of de-levering. That was indeed what the company was doing until commodity prices declined more steeply and more significantly than we had expected. As a result, the quality of Mariner’s balance sheet deteriorated in rapid fashion, forcing an equity offering. Given our focus on preservation of capital and on companies with solid capital structures, we elected to sell the Mariner position and reallocate the proceeds to other energy companies in the portfolio with stronger balance sheets. Therefore, we increased our holdings of Cimarex Energy and Atwood Oceanics.

Portfolio management outlook

Based on evidence that the recession has eased, management’s aggressive and swift cost cutting actions, and optimism that a recovery, albeit tepid, is likely around the corner, it appears that the recent rally is justified. While longer-term issues concerning government spending, credit availability and consumer health remain, we believe that the outlook for equities is bright. This optimism has influenced the portfolio as we have begun transitioning it from a defensive posture to a more pro-cyclical bias. While still conservatively positioned, we believe that it is wise to increase our risk appetite at this juncture.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

8

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2009 to July 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	2/1/2009	7/31/2009	During Period*

Actual
Class A	$1,000.00	$1,190.55	$6.79
Class B	$1,000.00	$1,186.12	$10.84
Class C	$1,000.00	$1,186.71	$10.84
Class I	$1,000.00	$1,190.25	$5.38
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,018.60	$6.26
Class B	$1,000.00	$1,014.88	$9.99
Class C	$1,000.00	$1,014.88	$9.99
Class I	$1,000.00	$1,019.89	$4.96

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.25% for Class A, 2.00% for Class B, 2.00% for Class C and 0.99% for Class I), multiplied by the average account value over the period, multiplied by 181 / 365 days.

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS A	2009	2008[1]

Net asset value, beginning of period	$9.17	$10.00

Income from investment operations
Net investment income (loss)	0.06	0.05
Net realized and unrealized gains or losses on investments	(1.63)	(0.87)

Total from investment operations	(1.57)	(0.82)

Distributions to shareholders from
Net investment income	(0.04)	(0.01)

Net asset value, end of period	$7.56	$9.17

Total return[2]	(17.16)%	(8.06)%

Ratios and supplemental data
Net assets, end of period (thousands)	$409	$390
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.25%	1.25%[3]
Expenses excluding waivers/reimbursements and expense reductions	9.59%	13.49%[3]
Net investment income (loss)	0.88%	0.71%[3]
Portfolio turnover rate	187%	120%

1	For the period from September 28, 2007 (commencement of class operations), to July 31, 2008.
2	Excluding applicable sales charges
3	Annualized

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS B	2009	2008[1]

Net asset value, beginning of period	$9.13	$10.00

Income from investment operations
Net investment income (loss)	0	0
Net realized and unrealized gains or losses on investments	(1.61)	(0.87)

Total from investment operations	(1.61)	(0.87)

Distributions to shareholders from
Net investment income	0	0 [2]

Net asset value, end of period	$7.52	$9.13

Total return[3]	(17.72)%	(8.59)%

Ratios and supplemental data
Net assets, end of period (thousands)	$278	$308
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.00%	2.00%[4]
Expenses excluding waivers/reimbursements and expense reductions	10.34%	14.24%[4]
Net investment income (loss)	(0.03)%	(0.04)%[4]
Portfolio turnover rate	187%	120%

1	For the period from September 28, 2007 (commencement of class operations), to July 31, 2008.
2	Amount represents less than $0.005 per share.
3	Excluding applicable sales charges
4	Annualized

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS C	2009	2008[1]

Net asset value, beginning of period	$9.14	$10.00

Income from investment operations
Net investment income (loss)	0 [2]	0
Net realized and unrealized gains or losses on investments	(1.62)	(0.86)

Total from investment operations	(1.62)	(0.86)

Distributions to shareholders from
Net investment income	(0.02)	0 [3]

Net asset value, end of period	$7.50	$9.14

Total return[4]	(17.64)%	(8.59)%

Ratios and supplemental data
Net assets, end of period (thousands)	$525	$1,107
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.00%	2.00%[5]
Expenses excluding waivers/reimbursements and expense reductions	10.34%	14.24%[5]
Net investment income (loss)	0.01%	(0.01)%[5]
Portfolio turnover rate	187%	120%

1	For the period from September 28, 2007 (commencement of class operations), to July 31, 2008.
2	Per share amount is based on average shares outstanding during the period.
3	Amount represents less than $0.005 per share.
4	Excluding applicable sales charges
5	Annualized

See Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS I	2009	2008[1]

Net asset value, beginning of period	$9.19	$10.00

Income from investment operations
Net investment income (loss)	0.07 [2]	0.06
Net realized and unrealized gains or losses on investments	(1.63)	(0.85)

Total from investment operations	(1.56)	(0.79)

Distributions to shareholders from
Net investment income	(0.05)	(0.02)

Net asset value, end of period	$7.58	$9.19

Total return	(17.00)%	(7.92)%

Ratios and supplemental data
Net assets, end of period (thousands)	$195	$465
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.00%	1.00%[3]
Expenses excluding waivers/reimbursements and expense reductions	9.34%	13.24%[3]
Net investment income (loss)	0.95%	1.01%[3]
Portfolio turnover rate	187%	120%

1	For the period from September 28, 2007 (commencement of class operations), to July 31, 2008.
2	Per share amount is based on average shares outstanding during the period.
3	Annualized

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS

July 31, 2009

	Shares	Value

COMMON STOCKS 90.0%
CONSUMER DISCRETIONARY 15.0%
Hotels, Restaurants & Leisure 2.1%
Wendy’s/Arby’s Group, Inc.	6,505	$29,793

Household Durables 4.5%
Blyth, Inc.	94	3,988
Snap-On, Inc.	1,662	59,217

		63,205

Media 7.1%
McGraw-Hill Cos.	620	19,437
Scripps Networks Interactive, Inc., Class A	1,109	35,799
Washington Post Co., Class B	98	44,247

		99,483

Textiles, Apparel & Luxury Goods 1.3%
Polo Ralph Lauren Corp.	284	17,906

CONSUMER STAPLES 4.9%
Food Products 4.2%
Corn Products International, Inc.	732	20,496
Sara Lee Corp.	3,664	38,985

		59,481

Tobacco 0.7%
Lorillard, Inc.	133	9,805

ENERGY 7.1%
Energy Equipment & Services 1.9%
Atwood Oceanics, Inc. *	926	26,706

Oil, Gas & Consumable Fuels 5.2%
Cimarex Energy Co.	1,292	46,228
Forest Oil Corp. *	577	9,722
Whiting Petroleum Corp. *	367	16,867

		72,817

FINANCIALS 25.9%
Commercial Banks 9.5%
BOK Financial Corp.	1,014	42,476
Comerica, Inc.	547	13,041
Cullen/Frost Bankers, Inc.	467	22,430
First Citizens Bancshares, Inc., Class A	395	56,102

		134,049

Insurance 13.0%
Brown & Brown, Inc.	2,960	56,773
Everest Re Group, Ltd.	511	40,992
Fidelity National Financial, Inc., Class A	2,017	28,944

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Insurance continued
White Mountains Insurance Group, Ltd.	215	$55,470

		182,179

Real Estate Investment Trusts (REITs) 2.0%
Annaly Capital Management, Inc.	1,687	28,426

Thrifts & Mortgage Finance 1.4%
People’s United Financial, Inc.	1,246	20,247

HEALTH CARE 4.7%
Biotechnology 0.8%
Cephalon, Inc. *	193	11,320

Pharmaceuticals 3.9%
Endo Pharmaceuticals Holdings, Inc. *	1,456	30,591
Forest Laboratories, Inc. *	950	24,538

		55,129

INDUSTRIALS 6.9%
Construction & Engineering 0.5%
KBR, Inc.	310	6,569

Electrical Equipment 2.6%
Acuity Brands, Inc.	1,227	36,209

Machinery 3.3%
Dover Corp.	878	29,861
Eaton Corp.	309	16,043

		45,904

Road & Rail 0.5%
Werner Enterprises, Inc.	435	7,856

INFORMATION TECHNOLOGY 12.3%
Communications Equipment 0.3%
CommScope, Inc. *	132	3,379

Computers & Peripherals 5.1%
Imation Corp.	2,513	22,818
Lexmark International, Inc., Class A *	3,401	49,246

		72,064

IT Services 5.6%
Global Payments, Inc.	941	39,805
Hewitt Associates, Inc., Class A *	682	20,412
Total System Services, Inc.	1,278	18,761

		78,978

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Semiconductors & Semiconductor Equipment 1.3%
LSI Corp. *	1,248	$6,465
Xilinx, Inc.	541	11,734

		18,199

MATERIALS 6.2%
Chemicals 1.5%
Lubrizol Corp.	361	20,913

Containers & Packaging 1.4%
Silgan Holdings, Inc.	390	19,601

Paper & Forest Products 3.3%
International Paper Co.	665	12,509
Weyerhaeuser Co.	994	34,830

		47,339

TELECOMMUNICATION SERVICES 1.9%
Diversified Telecommunication Services 0.7%
CenturyTel, Inc.	324	10,170

Wireless Telecommunication Services 1.2%
Telephone & Data Systems, Inc.	628	16,165

UTILITIES 5.1%
Electric Utilities 2.8%
Portland General Electric Co.	214	4,073
Westar Energy, Inc.	1,790	35,209

		39,282

Multi-Utilities 2.3%
Ameren Corp.	1,282	32,601

Total Common Stocks (cost $1,171,247)		1,265,775

SHORT-TERM INVESTMENTS 9.6%
MUTUAL FUND SHARES 9.6%
Evergreen Institutional Money Market Fund, Class I, 0.22% q ø (cost $134,864)	134,864	134,864

Total Investments (cost $1,306,111) 99.6%		1,400,639
Other Assets and Liabilities 0.4%		5,882

Net Assets 100.0%		$1,406,521

*	Non-income producing security
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

July 31, 2009

The following table shows the percent of total long-term investments by sector as of July 31, 2009:

Financials	28.8%
Consumer Discretionary	16.6%
Information Technology	13.6%
Energy	7.9%
Industrials	7.7%
Materials	6.9%
Utilities	5.7%
Consumer Staples	5.5%
Health Care	5.2%
Telecommunication Services	2.1%

100.0%

See Notes to Financial Statements

17

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2009

Assets
Investments in unaffiliated issuers, at value (cost $1,171,247)	$1,265,775
Investments in affiliated issuers, at value (cost $134,864)	134,864

Total investments	1,400,639
Receivable for securities sold	29,300
Receivable for Fund shares sold	27
Dividends receivable	787
Receivable from investment advisor	1,438
Prepaid expenses and other assets	21,058

Total assets	1,453,249

Liabilities
Payable for securities purchased	31,732
Distribution Plan expenses payable	74
Due to other related parties	219
Printing and postage expenses payable	11,549
Accrued expenses and other liabilities	3,154

Total liabilities	46,728

Net assets	$1,406,521

Net assets represented by
Paid-in capital	$2,197,803
Undistributed net investment income	7,323
Accumulated net realized losses on investments	(893,133)
Net unrealized gains on investments	94,528

Total net assets	$1,406,521

Net assets consists of
Class A	$409,205
Class B	277,963
Class C	524,703
Class I	194,650

Total net assets	$1,406,521

Shares outstanding (unlimited number of shares authorized)
Class A	54,111
Class B	36,984
Class C	69,991
Class I	25,696

Net asset value per share
Class A	$7.56
Class A — Offering price (based on sales charge of 5.75%)	$8.02
Class B	$7.52
Class C	$7.50
Class I	$7.58

See Notes to Financial Statements

18

STATEMENT OF OPERATIONS

Year Ended July 31, 2009

Investment income
Dividends (net of foreign withholding taxes of $46)	$33,219
Income from affiliated issuers	2,670

Total investment income	35,889

Expenses
Advisory fee	11,565
Distribution Plan expenses
Class A	1,003
Class B	2,447
Class C	7,324
Administrative services fee	1,779
Transfer agent fees	6,359
Trustees’ fees and expenses	306
Printing and postage expenses	25,869
Custodian and accounting fees	2,799
Registration and filing fees	77,417
Professional fees	28,236
Other	11,814

Total expenses	176,918
Less: Expense reductions	(4)
Fee waivers and expense reimbursements	(148,348)

Net expenses	28,566

Net investment income	7,323

Net realized and unrealized gains or losses on investments
Net realized losses on securities in unaffiliated issuers	(875,831)
Net change in unrealized gains or losses on securities in unaffiliated issuers	254,967

Net realized and unrealized gains or losses on investments	(620,864)

Net decrease in net assets resulting from operations	$(613,541)

See Notes to Financial Statements

19

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31,

	2009		2008 (a)

Operations
Net investment income		$7,323		$4,100
Net realized losses on investments		(875,831)		(12,857)
Net change in unrealized gains or losses on investments		254,967		(160,439)

Net decrease in net assets resulting from operations		(613,541)		(169,196)

Distributions to shareholders from
Net investment income
Class A		(1,775)		(366)
Class B		0		(23)
Class C		(3,405)		(23)
Class I		(2,472)		(468)

Total distributions to shareholders		(7,652)		(880)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	84,028	759,065	43,029	423,823
Class B	10,557	71,818	36,282	359,720
Class C	74,157	599,450	122,828	1,187,779
Class I	40,030	268,437	50,625	512,670

		1,698,770		2,483,992

Net asset value of shares issued in reinvestment of distributions
Class A	117	772	0	0
Class C	427	2,798	0	0
Class I	186	1,227	0	0

		4,797		0

Automatic conversion of Class B shares to Class A shares
Class A	313	2,144	0	0
Class B	(314)	(2,144)	0	0

		0		0

Payment for shares redeemed
Class A	(72,860)	(624,997)	(516)	(4,770)
Class B	(7,001)	(47,506)	(2,540)	(23,409)
Class C	(125,734)	(817,656)	(1,687)	(15,419)
Class I	(65,133)	(455,897)	(12)	(115)

		(1,946,056)		(43,713)

Net increase (decrease) in net assets resulting from capital share transactions		(242,489)		2,440,279

Total increase (decrease) in net assets		(863,682)		2,270,203
Net assets
Beginning of period		2,270,203		0

End of period		$1,406,521		$2,270,203

Undistributed net investment income		$7,323		$3,220

(a) For the period from September 28, 2007 (commencement of operations), to July 31, 2008.

See Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Fundamental Mid Cap Value Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

As of the close of business on June 30, 2009, Class B shares of the Fund have been closed to new accounts and additional purchases by existing shareholders.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through September 24, 2009 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

21

NOTES TO FINANCIAL STATEMENTS continued

b. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

c. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

d. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to dividend redesignations. During the year ended July 31, 2009, the following amounts were reclassified:

Paid-in capital	$13
Undistributed net investment income	4,432
Accumulated net realized losses on investments	(4,445)

e. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.65% and declining to 0.60% as average daily net assets increase. For the year ended July 31, 2009, the advisory fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses. In connection with this

22

NOTES TO FINANCIAL STATEMENTS continued

transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may have been deemed to control EIMC. If Wells Fargo was deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC with the same terms and conditions as the existing agreement which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement was subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect.

Shareholders approved the new advisory agreement between the Fund and EIMC on February 12, 2009.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended July 31, 2009, EIMC voluntarily waived its advisory fee in the amount of $11,565 and reimbursed other expenses in the amount of $136,783.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended July 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended July 31, 2009 the transfer agent fees were equivalent to an annual rate of 0.36% of the Fund’s average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the year ended July 31, 2009, the Fund paid brokerage commissions of $633 to broker-dealers affiliated with Wells Fargo.

23

NOTES TO FINANCIAL STATEMENTS continued

4. DISTRIBUTION PLANS

EIS, an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the year ended July 31, 2009, EIS received $296 from the sale of Class A shares.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $2,970,522 and $3,198,823 respectively, for the year ended July 31, 2009.

On August 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

		Significant
		Other	Significant
		Observable	Unobservable
	Quoted Prices	Inputs	Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total

Equity securities
Common stocks	$1,265,775	$0	$0	$1,265,775
Short-term investments	134,864	0	0	134,864

	$1,400,639	$0	$0	$1,400,639

Further details on the major security types listed above can be found in the Schedule of Investments.

24

NOTES TO FINANCIAL STATEMENTS continued

On July 31, 2009, the aggregate cost of securities for federal income tax purposes was $1,456,933. The gross unrealized appreciation and depreciation on securities based on tax cost was $37,925 and $94,219, respectively, with a net unrealized depreciation of $56,294.

As of July 31, 2009, the Fund had $15,780 in capital loss carryovers for federal income tax purposes expiring in 2017.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of July 31, 2009, the Fund incurred and will elect to defer post-October losses of $726,531.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended July 31, 2009, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of July 31, 2009, the components of distributable earnings on a tax basis were as follows:

Capital Loss
Undistributed		Carryovers and
Ordinary	Unrealized	Post-October	Temporary Book/
Income	Depreciation	Losses	Tax Differences

$7,310	$56,294	$742,311	$13

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid were $7,652 and $880 of ordinary income for the years ended July 31, 2009 and July 31, 2008, respectively.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment

25

NOTES TO FINANCIAL STATEMENTS continued

performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%. During the year ended July 31, 2009, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

26

NOTES TO FINANCIAL STATEMENTS continued

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Fundamental Mid Cap Value Fund, a series of the Evergreen Equity Trust, as of July 31, 2009 and the related statement of operations for the year then ended and statements of changes in net assets and financial highlights for the year ended July 31, 2009 and for the period from September 28, 2007 (commencement of operations) to July 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Fundamental Mid Cap Value Fund as of July 31, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 24, 2009

28

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 100% of ordinary income dividends paid during the fiscal year ended July 31, 2009 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended July 31, 2009, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2009 year-end tax information will be reported on your 2009 Form 1099-DIV, which shall be provided to you in early 2010.

29

This page left intentionally blank

30

This page left intentionally blank

31

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

32

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; President and Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

33

583272 rv1 09/2009

Evergreen Golden Core Opportunities Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
17	STATEMENT OF ASSETS AND LIABILITIES
18	STATEMENT OF OPERATIONS
19	STATEMENTS OF CHANGES IN NET ASSETS
20	NOTES TO FINANCIAL STATEMENTS
27	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
28	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

September 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Golden Core Opportunities Fund for the twelve-month period ended July 31, 2009 (the “period”).

Capital markets throughout the globe continued to experience extreme pressure during the period. Home prices continued to fall and job losses persisted. In September 2008, federal officials allowed for the collapse of Lehman Brothers, and the collateral damage from this event led to further collapse. Venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze. Early in 2009, the fixed income markets worried about deflation, evidenced by investor willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased, with yields climbing for longer-term U.S. Treasuries during the first quarter of 2009. International markets were hit hard as economies in both developed and emerging countries struggled. Equity markets were affected by the weakness in economic data and corporate profits, although during April 2009, stocks rallied off their March 9th lows, with international and small cap stocks leading the gains. Signs of stability emerged in the corporate credit markets, though, as both issuance and performance improved. The price of oil surged in the second quarter of 2009, pulling most commodities higher, as gold gave back earlier gains and the dollar weakened. While recent data reflects an economy that is managing to climb from the depths of the past two quarters, we question whether the fundamentals are in place for sustainable growth, given the still unresolved issues of credit availability, rising unemployment, declining home values, auto bankruptcies, and the possibility for more bank re-capitalizations.

Due to prospects for “below-trend” growth, we consider the growing inflation fears to be overdone. Global growth is receding, oil prices remain 50% lower than last summer, and domestic home prices continue their descent. Rather, as massive global stimulus seeks areas that may hold their intrinsic value (hard assets such as gold), signs of “reflation” may continue. Yet with wages representing the largest costs for businesses and an unemployment rate headed toward 10%, it is improbable that true inflationary pressures are poised to develop until well into 2010.

1

LETTER TO SHAREHOLDERS continued

It appears that the Federal Reserve Board may agree with this assessment. At the conclusion of their meeting on June 24th, monetary policy makers decided to leave their target for the benchmark federal funds rate near zero “for an extended period” as inflation is expected to remain “subdued for some time.” In addition, the central bank reiterated its commitment to the asset purchase program announced in March 2009, whereby policy makers pledged to purchase up to $300 billion in long-term U.S. Treasury bonds and up to $1.25 trillion in mortgage-backed securities. The goal of this program is to drive prices up and yields down, in order to lower the rates borrowers must pay on a variety of loans to help improve demand and economic activity.

During a volatile and challenging period in the stock market, the Golden fund management teams pursued strategies based on each fund’s objective. Evergreen Golden Large Cap Core Fund sought undervalued large cap companies likely to meet or exceed earnings expectations. Evergreen Golden Mid Cap Core Fund sought undervalued, mid cap companies similar to those found in the Russell Midcap Index. Evergreen Golden Core Opportunities Fund sought undervalued stocks of small to mid cap companies similar to those found in the Russell 2500 Index.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

2

LETTER TO SHAREHOLDERS continued

Notice to Shareholders:

Effective after the close of business on June 30, 2009, Class B shares of the Fund was closed to new accounts and additional purchases by existing shareholders. Existing shareholders of Class B shares of the Fund may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each fund’s prospectus and may also continue to add to their accounts through dividend reinvestment. All other Class B share features and attributes, including, but not limited to, the 12b-1 fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

3

FUND AT A GLANCE

as of July 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Sub-Advisor:

Golden Capital Management, LLC

Portfolio Manager:

John R. Campbell, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 6/30/2009.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 12/17/2007

	Class A	Class B	Class C	Class I
Class inception date	12/17/2007	12/17/2007	12/17/2007	12/17/2007

Nasdaq symbol	ECOAX	ECOBX	ECOCX	ECOIX

Average annual return*

1-year with sales charge	-34.44%	-34.42%	-31.66%	N/A

1-year w/o sales charge	-30.46%	-30.97%	-30.97%	-30.21%

Since portfolio inception	-27.49%	-27.09%	-25.23%	-24.57%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

Class B shares are closed to new investments by new and existing shareholders.

The advisor is waiving its advisory fee and reimbursing the fund for a portion of other expenses. Had the fee not been waived and expenses not reimbursed, returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Golden Core Opportunities Fund Class A shares versus a similar investment in the Russell 2500 Index (Russell 2500) and the Consumer Price Index (CPI).

The Russell 2500 is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Since the fund tends to invest in a smaller number of stocks than many similar mutual funds, changes in the value of individual stocks may have a larger impact on its net asset value than such fluctuations would if the fund were more broadly invested.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of July 31, 2009, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -30.46% for the twelve-month period ended July 31, 2009, excluding any applicable sales charges. During the same period, the Russell 2500 returned -20.66%.

The fund’s objective is to seek long-term capital growth.

Investment process

The year included one of the steepest declines in overall equity returns when the real estate and credit crisis caused liquidity and solvency problems at some of our nation’s largest financial institutions, precipitating a dramatic drop in economic activity. Fortunately, the last five months of the fiscal year also included a sizable rebound in stock prices when emergency measures to support the financial and economic markets proved at least partly successful.

The fund is managed with the goal of long-term capital growth and seeks to outperform the Russell 2500 Index, a benchmark for small- and mid-cap stock performance, over time. The portfolio manager utilizes a combination of quantitative methods and fundamental analysis to select a core portfolio of companies that he believes exhibit the likelihood to meet or exceed future earnings expectations. The portfolio manager uses proprietary valuation, earnings surprise and trading momentum models to rank securities in terms of their valuation, potential for delivering future earnings in excess of current analyst expectations and overall attractiveness.

Contributors to performance

In general, the market environment that existed over the course of the fiscal year was not favorable for our fundamentally-focused investment process. While we primarily focus on individual companies’ fundamentals (e.g. balance sheet, cash flows, earnings growth, earnings quality, relative valuations), the markets were focused on liquidity shocks, a credit crisis, macroeconomic themes, and dramatic shifts in risk aversion. As a result, our stock ranking models did not work as expected over the course of the fiscal year.

During the fiscal year, our sector weighting decisions for six out of the 10 economic sectors added value to the portfolio relative to the Russell 2500 Index. The largest positive contribution came from our underweight position in the Financials sector. We generally stayed underweight in regional banks and real estate investment trusts (REITs), which were groups that contributed greatly to the volatility of the overall market. In the environment of heightened volatility, a number of our stock holdings were viewed as relatively “safe havens.” As a result, our stock selection within the Health Care and Telecommunications sectors added value to the portfolio relative to the benchmark. Some examples included: AmerisourceBergen Corp. and Express Scripts Inc. (pharmacy benefit managers), Watson Pharmaceuticals Inc. (generic drug manufacturers), Life Technologies Corp. (life science tools and technologies), and CenturyTel Inc. (communications services).

6

PORTFOLIO MANAGER COMMENTARY continued

Detractors from performance

Our stock selection within the Consumer Staples, Financials, Industrials and Information Technology sectors were responsible for the bulk of our underperformance for the fiscal year. Within Consumer Staples, we owned several companies that saw a dramatic drop in demand for their products, which we did not fully anticipate (Casey’s General Stores Inc. (gasoline); Corn Products International Inc. (corn syrup); and Darling International Inc. (rendered animal products). In Financials, we suffered significant losses in insurance stocks (Assurant Inc. and Ameriprise Financial Inc.), both of which declined due to investment portfolio-related losses. In the Industrials sector, our holdings in shipping (TBS International Ltd.) and rail transport (Pacer International Inc.) suffered, as global trade dramatically dropped. In the Information Technology sector, several of our poorest performing holdings were companies that operate in industries with higher sensitivity to a slowing economy: Amkor Technology Inc. (semiconductor testing); Convergys Corp. (business process outsourcing); and Parametric Technology Corp. (product development software).

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

7

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2009 to July 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	2/1/2009	7/31/2009	During Period*

Actual
Class A	$1,000.00	$1,202.29	$8.19
Class B	$1,000.00	$1,197.70	$12.26
Class C	$1,000.00	$1,197.70	$12.26
Class I	$1,000.00	$1,203.42	$6.83
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,017.36	$7.50
Class B	$1,000.00	$1,013.64	$11.23
Class C	$1,000.00	$1,013.64	$11.23
Class I	$1,000.00	$1,018.60	$6.26

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.50% for Class A, 2.25% for Class B, 2.25% for Class C and 1.25% for Class I), multiplied by the average account value over the period, multiplied by 181 / 365 days.

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS A	2009	2008[1]

Net asset value, beginning of period	$9.06	$10.00

Income from investment operations
Net investment income (loss)	0	(0.02)
Net realized and unrealized gains or losses on investments	(2.76)	(0.92)

Total from investment operations	(2.76)	(0.94)

Net asset value, end of period	$6.30	$9.06

Total return[2]	(30.46)%	(9.40)%

Ratios and supplemental data
Net assets, end of period (thousands)	$14,915	$563
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.50%	1.50%[3]
Expenses excluding waivers/reimbursements and expense reductions	2.35%	5.15%[3]
Net investment income (loss)	(0.07)%	(0.44)%[3]
Portfolio turnover rate	230%	23%

1	For the period from December 17, 2007 (commencement of class operations), to July 31, 2008.
2	Excluding applicable sales charges
3	Annualized

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS B	2009	2008[1]

Net asset value, beginning of period	$9.04	$10.00

Income from investment operations
Net investment income (loss)	(0.05)[2]	(0.06)
Net realized and unrealized gains or losses on investments	(2.75)	(0.90)

Total from investment operations	(2.80)	(0.96)

Net asset value, end of period	$6.24	$9.04

Total return[3]	(30.97)%	(9.60)%

Ratios and supplemental data
Net assets, end of period (thousands)	$3,134	$533
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.25%	2.25%[4]
Expenses excluding waivers/reimbursements and expense reductions	3.10%	5.90%[4]
Net investment income (loss)	(0.80)%	(1.18)%[4]
Portfolio turnover rate	230%	23%

1	For the period from December 17, 2007 (commencement of class operations), to July 31, 2008.
2	Per share amount is based on average shares outstanding during the period.
3	Excluding applicable sales charges
4	Annualized

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS C	2009	2008[1]

Net asset value, beginning of period	$9.04	$10.00

Income from investment operations
Net investment income (loss)	(0.05)[2]	(0.07)
Net realized and unrealized gains or losses on investments	(2.75)	(0.89)

Total from investment operations	(2.80)	(0.96)

Net asset value, end of period	$6.24	$9.04

Total return[3]	(30.97)%	(9.60)%

Ratios and supplemental data
Net assets, end of period (thousands)	$3,553	$477
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.25%	2.25%[4]
Expenses excluding waivers/reimbursements and expense reductions	3.10%	5.90%[4]
Net investment income (loss)	(0.80)%	(1.18)%[4]
Portfolio turnover rate	230%	23%

1	For the period from December 17, 2007 (commencement of class operations), to July 31, 2008.
2	Per share amount is based on average shares outstanding during the period.
3	Excluding applicable sales charges
4	Annualized

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS I	2009	2008[1]

Net asset value, beginning of period	$9.07	$10.00

Income from investment operations
Net investment income (loss)	0	(0.01)
Net realized and unrealized gains or losses on investments	(2.74)	(0.92)

Total from investment operations	(2.74)	(0.93)

Net asset value, end of period	$6.33	$9.07

Total return	(30.21)%	(9.30)%

Ratios and supplemental data
Net assets, end of period (thousands)	$9,521	$3,221
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.25%	1.25%[2]
Expenses excluding waivers/reimbursements and expense reductions	2.10%	4.90%[2]
Net investment income (loss)	0.22%	(0.18)%[2]
Portfolio turnover rate	230%	23%

1	For the period from December 17, 2007 (commencement of class operations), to July 31, 2008.
2	Annualized

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS

July 31, 2009

	Shares	Value

COMMON STOCKS 98.7%
CONSUMER DISCRETIONARY 14.6%
Leisure Equipment & Products 2.0%
Hasbro, Inc.	23,835	$631,627

Media 2.7%
DreamWorks Animation SKG, Inc., Class A *	26,905	847,776

Multiline Retail 3.3%
Big Lots, Inc. *	21,475	494,784
Family Dollar Stores, Inc.	17,130	538,225

		1,033,009

Specialty Retail 2.1%
Ross Stores, Inc.	14,340	632,251

Textiles, Apparel & Luxury Goods 4.5%
Carter’s, Inc.	23,590	668,541
Wolverine World Wide, Inc.	30,065	724,566

		1,393,107

CONSUMER STAPLES 3.8%
Food & Staples Retailing 1.7%
Casey’s General Stores, Inc.	19,235	527,616

Personal Products 2.1%
Alberto-Culver Co.	24,890	637,682

ENERGY 6.3%
Energy Equipment & Services 6.3%
Cameron International Corp. *	21,930	684,874
Helmerich & Payne, Inc.	18,115	622,432
Noble Corp.	19,105	646,895

		1,954,201

FINANCIALS 16.3%
Capital Markets 4.2%
Federated Investors, Inc.	28,230	732,004
Knight Capital Group, Inc., Class A *	31,040	576,413

		1,308,417

Commercial Banks 1.7%
Cullen/Frost Bankers, Inc.	11,015	529,050

Diversified Consumer Services 1.7%
NASDAQ OMX Group, Inc. *	24,795	523,918

Insurance 6.4%
American Financial Group, Inc.	28,825	703,042
HCC Insurance Holdings, Inc.	24,755	621,351
Platinum Underwriters Holdings, Ltd.	19,555	659,981

		1,984,374

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Real Estate Investment Trusts (REITs) 2.3%
Digital Realty Trust, Inc.	18,080	$733,144

HEALTH CARE 16.3%
Health Care Equipment & Supplies 1.7%
STERIS Corp.	18,380	516,110

Health Care Providers & Services 3.9%
AmerisourceBergen Corp.	31,355	618,321
Laboratory Corporation of America Holdings *	9,075	609,749

		1,228,070

Life Sciences Tools & Services 6.8%
Life Technologies Corp. *	16,885	768,774
PAREXEL International Corp. *	41,775	646,259
Waters Corp. *	14,305	718,827

		2,133,860

Pharmaceuticals 3.9%
Endo Pharmaceuticals Holdings, Inc. *	25,945	545,104
Watson Pharmaceuticals, Inc. *	18,950	658,134

		1,203,238

INDUSTRIALS 12.0%
Aerospace & Defense 1.9%
Goodrich Corp.	11,430	587,045

Air Freight & Logistics 0.4%
Pacer International, Inc.	47,392	117,532

Commercial Services & Supplies 1.3%
Brink’s Co.	15,310	415,667

Electrical Equipment 6.4%
Cooper Industries, Inc.	20,910	688,984
GrafTech International, Ltd. *	60,130	825,585
Woodward Governor Co.	24,378	478,784

		1,993,353

Machinery 2.0%
Pall Corp.	20,665	621,603

INFORMATION TECHNOLOGY 17.6%
Communications Equipment 2.7%
Cogo Group, Inc. *	65,785	430,234
Harris Corp.	12,925	404,681

		834,915

Electronic Equipment, Instruments & Components 2.3%
Amphenol Corp., Class A	21,805	727,197

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Internet Software & Services 1.9%
ValueClick, Inc. *	51,370	$590,755

IT Services 4.3%
Genpact, Ltd. *	47,000	658,940
NeuStar, Inc., Class A *	29,100	659,988

		1,318,928

Software 6.4%
BMC Software, Inc. *	19,760	672,433
Sybase, Inc. *	16,723	598,683
TIBCO Software, Inc. *	83,445	728,475

		1,999,591

MATERIALS 4.0%
Chemicals 4.0%
FMC Corp.	13,850	673,664
Olin Corp.	41,185	567,941

		1,241,605

TELECOMMUNICATION SERVICES 2.1%
Diversified Telecommunication Services 2.1%
CenturyTel, Inc.	21,015	659,661

UTILITIES 5.7%
Gas Utilities 4.0%
Energen Corp.	15,565	643,146
National Fuel Gas Co.	14,995	608,497

		1,251,643

Multi-Utilities 1.7%
MDU Resources Group, Inc.	26,470	532,841

Total Common Stocks (cost $33,665,373)		30,709,786

SHORT-TERM INVESTMENTS 1.4%
MUTUAL FUND SHARES 1.4%
Evergreen Institutional Money Market Fund, Class I, 0.22% q ø (cost $456,126)	456,126	456,126

Total Investments (cost $34,121,499) 100.1%		31,165,912
Other Assets and Liabilities (0.1%)		(42,644)

Net Assets 100.0%		$31,123,268

*	Non-income producing security
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

July 31, 2009

The following table shows the percent of total long-term investments by sector as of July 31, 2009:

Information Technology	17.8%
Health Care	16.6%
Financials	16.5%
Consumer Discretionary	14.8%
Industrials	12.2%
Energy	6.4%
Utilities	5.8%
Materials	4.0%
Consumer Staples	3.8%
Telecommunication Services	2.1%

100.0%

See Notes to Financial Statements

16

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2009

Assets
Investments in unaffiliated issuers, at value (cost $33,665,373)	$30,709,786
Investments in affiliated issuers, at value (cost $456,126)	456,126

Total investments	31,165,912
Receivable for Fund shares sold	2,681
Dividends receivable	11,621
Prepaid expenses and other assets	21,906

Total assets	31,202,120

Liabilities
Payable for Fund shares redeemed	53,200
Advisory fee payable	101
Distribution Plan expenses payable	855
Due to other related parties	147
Trustees’ fees and expenses payable	6,644
Printing and postage expenses payable	10,029
Accrued expenses and other liabilities	7,876

Total liabilities	78,852

Net assets	$31,123,268

Net assets represented by
Paid-in capital	$60,736,274
Undistributed net investment loss	(7,273)
Accumulated net realized losses on investments	(26,650,146)
Net unrealized losses on investments	(2,955,587)

Total net assets	$31,123,268

Net assets consists of
Class A	$14,914,937
Class B	3,133,896
Class C	3,553,133
Class I	9,521,302

Total net assets	$31,123,268

Shares outstanding (unlimited number of shares authorized)
Class A	2,366,382
Class B	502,230
Class C	569,145
Class I	1,504,112

Net asset value per share
Class A	$6.30
Class A — Offering price (based on sales charge of 5.75%)	$6.68
Class B	$6.24
Class C	$6.24
Class I	$6.33

See Notes to Financial Statements

17

STATEMENT OF OPERATIONS

Year Ended July 31, 2009

Investment income
Dividends	$402,350
Income from affiliated issuers	6,639

Total investment income	408,989

Expenses
Advisory fee	225,981
Distribution Plan expenses
Class A	31,283
Class B	31,717
Class C	30,488
Administrative services fee	28,248
Transfer agent fees	184,813
Trustees’ fees and expenses	2,468
Printing and postage expenses	32,014
Custodian and accounting fees	9,136
Registration and filing fees	69,727
Professional fees	38,291
Other	3,495

Total expenses	687,661
Less: Expense reductions	(46)
Fee waivers and expense reimbursements	(241,031)

Net expenses	446,584

Net investment loss	(37,595)

Net realized and unrealized gains or losses on investments
Net realized losses on securities in unaffiliated issuers	(16,905,280)
Net change in unrealized gains or losses on securities in unaffiliated issuers	(1,007,220)

Net realized and unrealized gains or losses on investments	(17,912,500)

Net decrease in net assets resulting from operations	$(17,950,095)

See Notes to Financial Statements

18

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31,

	2009		2008 (a)

Operations
Net investment loss		$(37,595)		$(12,249)
Net realized losses on investments		(16,905,280)		(168,297)
Net change in unrealized gains or losses on investments		(1,007,220)		(306,685)

Net decrease in net assets resulting from operations		(17,950,095)		(487,231)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	212,416	1,207,845	62,104	617,602
Class B	53,566	326,554	61,327	612,555
Class C	75,680	547,487	52,813	526,112
Class I	368,742	2,000,188	354,994	3,546,130

		4,082,074		5,302,399

Automatic conversion of Class B shares to Class A shares
Class A	116,039	633,019	0	0
Class B	(116,835)	(633,019)	0	0

		0		0

Payment for shares redeemed
Class A	(858,082)	(4,905,601)	0	0
Class B	(246,647)	(1,354,579)	(2,367)	(20,908)
Class C	(193,477)	(1,063,487)	0	0
Class I	(1,180,566)	(6,531,496)	(44)	(404)

		(13,855,163)		(21,312)

Net asset value of shares issued in acquisition
Class A	2,833,905	24,782,753	0	0
Class B	753,186	6,561,636	0	0
Class C	634,129	5,526,161	0	0
Class I	1,960,986	17,182,046	0	0

		54,052,596		0

Net increase in net assets resulting from capital share transactions		44,279,507		5,281,087

Total increase in net assets		26,329,412		4,793,856
Net assets
Beginning of period		4,793,856		0

End of period		$31,123,268		$4,793,856

Undistributed net investment income (loss)		$(7,273)		$6

(a) For the period from December 17, 2007 (commencement of operations), to July 31, 2008.

See Notes to Financial Statements

19

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Golden Core Opportunities Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

As of the close of business on June 30, 2009, Class B shares of the Fund have been closed to new accounts and additional purchases by existing shareholders.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through September 24, 2009 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

20

NOTES TO FINANCIAL STATEMENTS continued

b. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date.

c. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

d. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses and post-October capital losses acquired in a fund merger. During the year ended July 31, 2009, the following amounts were reclassified:

Paid-in capital	$9,546,737
Undistributed net investment loss	30,316
Accumulated net realized losses on investments	(9,577,053)

e. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.80% and declining to 0.70% as average daily net assets increase. For the year ended July 31, 2009, the advisory fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.

Golden Capital Management, LLC (“Golden Capital”) is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund. Wachovia Alternative Strategies, Inc., an affiliate of EIMC and a subsidiary of Wells Fargo, owns an approximately 45% minority interest in Golden Capital.

21

NOTES TO FINANCIAL STATEMENTS continued

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may have been deemed to control EIMC. If Wells Fargo was deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC and the sub-advisory agreement between EIMC and the Fund’s sub-advisor would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC and an interim sub-advisory agreement with the sub-advisor with the same terms and conditions as the existing agreements, which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement was subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect. In addition, a new interim sub-advisory agreement with the same terms and conditions became effective with the sub-advisor to the Fund.

Shareholders approved the new advisory agreement between the Fund and EIMC on March 12, 2009.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended July 31, 2009, EIMC contractually and voluntarily waived its advisory fee in the amounts of $211,253 and $14,728, respectively, and contractually reimbursed other expenses in the amount of $15,050.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended July 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

22

NOTES TO FINANCIAL STATEMENTS continued

ESC, an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended July 31, 2009, the transfer agent fees were equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

4. DISTRIBUTION PLANS

EIS, an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the year ended July 31, 2009, EIS received $289 from the sale of Class A shares and $9,701 and $733 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. ACQUISITION

Effective at the close of business on September 19, 2008, the Fund acquired the net assets of Evergreen Special Equity Fund in a tax-free exchange for Class A, Class B, Class C, and Class I shares of the Fund. Shares were issued to Class A, Class B, Class C, Class I and Class IS shareholders of Evergreen Special Equity Fund at an exchange ratio of 1.22, 1.14, 1.14, 1.28 and 1.23 for Class A, Class B, Class C, Class I and Class A shares, respectively, of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $1,641,682. The aggregate net assets of the Fund and Special Equity Fund immediately prior to the acquisition were $4,929,372 and $54,052,596, respectively. The aggregate net assets of the Fund immediately after the acquisition were $58,981,968.

6. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $64,269,918 and $72,142,535, respectively, for the year ended July 31, 2009.

Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

23

NOTES TO FINANCIAL STATEMENTS continued

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

		Significant Other	Significant
		Observable	Unobservable
	Quoted Prices	Inputs	Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total

Equity securities
Common stocks	$30,709,786	$0	$0	$30,709,786
Short-term Investments	456,126	0	0	456,126

	$31,165,912	$0	$0	$31,165,912

Further details on the major security types listed above can be found in the Schedule of Investments.

On July 31, 2009, the aggregate cost of securities for federal income tax purposes was $34,121,499. The gross unrealized appreciation and depreciation on securities based on tax cost was $2,004,482 and $4,960,069, respectively, with a net unrealized depreciation of $2,955,587.

As of July 31, 2009, the Fund had $13,638,891 in capital loss carryovers for federal income tax purposes expiring in 2017.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of July 31, 2009, the Fund incurred and will elect to defer post-October losses of $13,011,255.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended July 31, 2009, the Fund did not participate in the interfund lending program.

24

NOTES TO FINANCIAL STATEMENTS continued

8. DISTRIBUTIONS TO SHAREHOLDERS

As of July 31, 2009, the components of distributable earnings on a tax basis were as follows:

Capital Loss
Carryovers
	and	Temporary
Unrealized	Post-October	Book/Tax
Depreciation	Losses	Differences

$2,955,587	$26,650,146	$(7,273)

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%. During the year ended July 31, 2009, the Fund had no borrowings.

12. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

25

NOTES TO FINANCIAL STATEMENTS continued

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Golden Core Opportunities Fund, a series of the Evergreen Equity Trust, as of July 31, 2009 and the related statement of operations for the year then ended, statements of changes in net assets and the financial highlights for the year ended July 31, 2009 and the period from December 17, 2007 (commencement of operations) to July 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Golden Core Opportunities Fund as of July 31, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 24, 2009

27

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

28

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; President and Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

29

581817 rv1 09/2009

Evergreen Golden Large Cap Core Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
17	STATEMENT OF ASSETS AND LIABILITIES
18	STATEMENT OF OPERATIONS
19	STATEMENTS OF CHANGES IN NET ASSETS
20	NOTES TO FINANCIAL STATEMENTS
27	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
28	ADDITIONAL INFORMATION
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

September 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Golden Large Cap Core Fund for the twelve-month period ended July 31, 2009 (the “period”).

Capital markets throughout the globe continued to experience extreme pressure during the period. Home prices continued to fall and job losses persisted. In September 2008, federal officials allowed for the collapse of Lehman Brothers, and the collateral damage from this event led to further collapse. Venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze. Early in 2009, the fixed income markets worried about deflation, evidenced by investor willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased, with yields climbing for longer-term U.S. Treasuries during the first quarter of 2009. International markets were hit hard as economies in both developed and emerging countries struggled. Equity markets were affected by the weakness in economic data and corporate profits, although during April 2009, stocks rallied off their March 9th lows, with international and small cap stocks leading the gains. Signs of stability emerged in the corporate credit markets, though, as both issuance and performance improved. The price of oil surged in the second quarter of 2009, pulling most commodities higher, as gold gave back earlier gains and the dollar weakened. While recent data reflects an economy that is managing to climb from the depths of the past two quarters, we question whether the fundamentals are in place for sustainable growth, given the still unresolved issues of credit availability, rising unemployment, declining home values, auto bankruptcies, and the possibility for more bank re-capitalizations.

Due to prospects for “below-trend” growth, we consider the growing inflation fears to be overdone. Global growth is receding, oil prices remain 50% lower than last summer, and domestic home prices continue their descent. Rather, as massive global stimulus seeks areas that may hold their intrinsic value (hard assets such as gold), signs of “reflation” may continue. Yet with wages representing the largest costs for businesses and an unemployment rate headed toward 10%, it is improbable that true inflationary pressures are poised to develop until well into 2010.

1

LETTER TO SHAREHOLDERS continued

It appears that the Federal Reserve Board may agree with this assessment. At the conclusion of their meeting on June 24th, monetary policy makers decided to leave their target for the benchmark federal funds rate near zero “for an extended period” as inflation is expected to remain “subdued for some time.” In addition, the central bank reiterated its commitment to the asset purchase program announced in March 2009, whereby policy makers pledged to purchase up to $300 billion in long-term U.S. Treasury bonds and up to $1.25 trillion in mortgage-backed securities. The goal of this program is to drive prices up and yields down, in order to lower the rates borrowers must pay on a variety of loans to help improve demand and economic activity.

During a volatile and challenging period in the stock market, the Golden fund management teams pursued strategies based on each fund’s objective. Evergreen Golden Large Cap Core Fund sought undervalued large cap companies likely to meet or exceed earnings expectations. Evergreen Golden Mid Cap Core Fund sought undervalued, mid cap companies similar to those found in the Russell Midcap Index. Evergreen Golden Core Opportunities Fund sought undervalued stocks of small to mid cap companies similar to those found in the Russell 2500 Index.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

2

LETTER TO SHAREHOLDERS continued

Notice to Shareholders:

Effective after the close of business on June 30, 2009, Class B shares of the Fund was closed to new accounts and additional purchases by existing shareholders. Existing shareholders of Class B shares of the Fund may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each fund’s prospectus and may also continue to add to their accounts through dividend reinvestment. All other Class B share features and attributes, including, but not limited to, the 12b-1 fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

3

FUND AT A GLANCE

as of July 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Sub-Advisor:

Golden Capital Management, LLC

Portfolio Manager:

Jeff C. Moser, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 6/30/2009.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 12/17/2007

	Class A	Class B	Class C	Class I
Class inception date	12/17/2007	12/17/2007	12/17/2007	12/17/2007

Nasdaq symbol	EGOAX	EGOBX	EGOCX	EGOIX

Average annual return*

1-year with sales charge	-24.44%	-24.38%	-21.12%	N/A

1-year w/o sales charge	-19.78%	-20.40%	-20.33%	-19.61%

Since portfolio inception	-22.38%	-21.98%	-19.95%	-19.27%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

Class B shares are closed to new investments by new and existing shareholders.

The advisor is waiving its advisory fee and reimbursing the fund for a portion of other expenses. Had the fee not been waived and expenses not reimbursed, returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Golden Large Cap Core Fund Class A shares versus a similar investment in the S&P 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Since the fund tends to invest in a smaller number of stocks than many similar mutual funds, changes in the value of individual stocks may have a larger impact on its net asset value than such fluctuations would if the fund were more broadly invested.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of July 31, 2009, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -19.78% for the twelve-month period ended July 31, 2009, excluding any applicable sales charges. During the same period, the S&P 500 returned -19.96%.

The fund’s objective is to seek long-term capital growth.

Investment process

The year included one of the steepest declines in overall equity returns when the real estate and credit crisis caused liquidity and solvency problems at some of our nation’s largest financial institutions, precipitating a dramatic drop in economic activity. Fortunately, the last five months of the fiscal year also included a sizable rebound in stock prices when emergency measures to support the financial and economic markets proved at least partly successful.

The fund is managed with the goal of long-term capital growth and seeks to outperform the S&P 500 Index, a common benchmark for large-cap stock investing, over time. The portfolio manager utilizes a combination of quantitative methods and fundamental analysis to select a core portfolio of companies that he believes exhibit the likelihood to meet or exceed future earnings expectations. The portfolio manager uses proprietary valuation, earnings surprise and trading momentum models to rank securities in terms of their valuation, potential for delivering future earnings in excess of current analyst expectations and overall attractiveness.

Contributors to performance

In general, the market environment that existed over the course of the fiscal year was not favorable for our fundamentally-focused investment process. While we primarily focus on individual companies’ fundamentals (e.g. balance sheet, cash flows, earnings growth, earnings quality, relative valuations), the markets were focused on liquidity shocks, a credit crisis, macroeconomic themes, and dramatic shifts in risk aversion. As a result, our stock ranking models did not work as expected over the course of the fiscal year.

Although the Financials sector was the worst performing sector for the year, it is where the fund gained its largest relative performance advantage versus the index. Both industry weighting and stock selection decisions within the Financials sector contributed to the relative outperformance. Specifically, as compared to the index, the fund had less exposure to mortgage companies, diversified financials, and regional and large banks. Companies in these industries were among those that were the most negatively impacted by the credit crunch, and they had some of the largest share price declines in the period leading up to early March 2009. In contrast, the fund had relatively more exposure to the insurance industry, a group that generally held up better through the downturn. Among the holdings that contributed to the fund’s positive relative performance were ACE Ltd., Chubb Corp. and Aon Corp. Notably absent from the fund during the period was American International Group (AIG), an Index constituent that was sold by the fund in April 2008, prior to its severe price decline.

6

PORTFOLIO MANAGER COMMENTARY continued

Another bright spot for the fund was in the Consumer Discretionary sector. The fund’s holdings within this sector showed relatively better price resiliency during the period, owing in part, we believe, to their high franchise value and/or their appeal to the “discount” or “value” customer. Fund holdings in this sector included Nike Inc., Home Depot, Inc., McDonalds Corp. and Ross Stores, Inc.

Detractors from performance

When the stock market began its strong rally off of its early March lows, previously out-of-favor, distressed, cyclical companies led the rally. This is because investors began to anticipate an end to the rate of economic decline and the potential for recovery. In the latter part of the period, many of the companies that had experienced significant stock price declines earlier in the period were among the market’s better performers. When the rally kicked off, the fund still had many of the defensive characteristics that had contributed to relative outperformance during the market decline. As noted above, the fund was underweight in its exposure to large banks. In the latter part of the period, the shares of large banks rose sharply, as investors apparently came to see that the fears of bank nationalizations were overblown. Similarly, in the period before the rally, the fund had sold some of the smaller cyclical companies such as Corning Inc. and Applied Materials Inc. in the Information Technology sector, and Celanese Corp. and Owens-Illinois, Inc. in the Materials sector, all of which had detracted from the fund’s performance. In hindsight, these dispositions did not help performance, as the stocks rebounded when the rally in cyclical, more speculative investments took off. Similarly, in December and January the fund sold its holdings in Financials sector companies Goldman Sachs Group (December) and Bank of America Corp. (January); both these stocks rallied strongly in the latter part of the period. Fortunately, the fund had purchased State Street Corp. in December, and it, along with JPMorgan Chase & Co., gave the fund two strong participants in the financial stock rally.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

7

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2009 to July 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	2/1/2009	7/31/2009	During Period*

Actual
Class A	$1,000.00	$1,148.51	$6.13
Class B	$1,000.00	$1,142.86	$10.09
Class C	$1,000.00	$1,145.21	$10.11
Class I	$1,000.00	$1,150.17	$4.80
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,019.09	$5.76
Class B	$1,000.00	$1,015.37	$9.49
Class C	$1,000.00	$1,015.37	$9.49
Class I	$1,000.00	$1,020.33	$4.51

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.15% for Class A, 1.90% for Class B, 1.90% for Class C and 0.90% for Class I), multiplied by the average account value over the period, multiplied by 181 / 365 days.

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS A	2009	2008[1]

Net asset value, beginning of period	$8.77	$10.00

Income from investment operations
Net investment income (loss)	0.08	0.03
Net realized and unrealized gains or losses on investments	(1.82)	(1.26)

Total from investment operations	(1.74)	(1.23)

Distributions to shareholders from
Net investment income	(0.07)	0

Net asset value, end of period	$6.96	$8.77

Total return[2]	(19.78)%	(12.30)%

Ratios and supplemental data
Net assets, end of period (thousands)	$533	$604
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.15%	1.15%[3]
Expenses excluding waivers/reimbursements and expense reductions	4.10%	5.03%[3]
Net investment income (loss)	1.22%	0.69%[3]
Portfolio turnover rate	45%	23%

1	For the period from December 17, 2007 (commencement of class operations), to July 31, 2008.
2	Excluding applicable sales charges
3	Annualized

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS B	2009	2008[1]

Net asset value, beginning of period	$8.75	$10.00

Income from investment operations
Net investment income (loss)	0.03	0
Net realized and unrealized gains or losses on investments	(1.82)	(1.25)

Total from investment operations	(1.79)	(1.25)

Distributions to shareholders from
Net investment income	0 [2]	0

Net asset value, end of period	$6.96	$8.75

Total return[3]	(20.40)%	(12.50)%

Ratios and supplemental data
Net assets, end of period (thousands)	$381	$455
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.90%	1.90%[4]
Expenses excluding waivers/reimbursements and expense reductions	4.85%	5.78%[4]
Net investment income (loss)	0.47%	(0.07)%[4]
Portfolio turnover rate	45%	23%

1	For the period from December 17, 2007 (commencement of class operations), to July 31, 2008.
2	Amount represents less than $0.005 per share.
3	Excluding applicable sales charges
4	Annualized

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS C	2009	2008[1]

Net asset value, beginning of period	$8.75	$10.00

Income from investment operations
Net investment income (loss)	0.03	0
Net realized and unrealized gains or losses on investments	(1.81)	(1.25)

Total from investment operations	(1.78)	(1.25)

Distributions to shareholders from
Net investment income	(0.03)	0

Net asset value, end of period	$6.94	$8.75

Total return[2]	(20.33)%	(12.50)%

Ratios and supplemental data
Net assets, end of period (thousands)	$1,043	$942
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.90%	1.90%[3]
Expenses excluding waivers/reimbursements and expense reductions	4.85%	5.78%[3]
Net investment income (loss)	0.48%	(0.06)%[3]
Portfolio turnover rate	45%	23%

1	For the period from December 17, 2007 (commencement of class operations), to July 31, 2008.
2	Excluding applicable sales charges
3	Annualized

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS I	2009	2008[1]

Net asset value, beginning of period	$8.79	$10.00

Income from investment operations
Net investment income (loss)	0.09	0.05
Net realized and unrealized gains or losses on investments	(1.82)	(1.26)

Total from investment operations	(1.73)	(1.21)

Distributions to shareholders from
Net investment income	(0.09)	0

Net asset value, end of period	$6.97	$8.79

Total return	(19.61)%	(12.10)%

Ratios and supplemental data
Net assets, end of period (thousands)	$2,809	$3,149
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.90%	0.90%[2]
Expenses excluding waivers/reimbursements and expense reductions	3.85%	4.78%[2]
Net investment income (loss)	1.47%	0.93%[2]
Portfolio turnover rate	45%	23%

1	For the period from December 17, 2007 (commencement of class operations), to July 31, 2008.
2	Annualized

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS

July 31, 2009

	Shares	Value

COMMON STOCKS 98.3%
CONSUMER DISCRETIONARY 10.2%
Hotels, Restaurants & Leisure 1.9%
McDonald’s Corp.	1,610	$88,647

Specialty Retail 6.2%
Gap, Inc.	5,740	93,677
Home Depot, Inc.	3,460	89,752
Ross Stores, Inc.	2,555	112,650

		296,079

Textiles, Apparel & Luxury Goods 2.1%
Nike, Inc., Class B	1,785	101,102

CONSUMER STAPLES 12.4%
Food Products 8.2%
Archer Daniels Midland Co.	3,015	90,812
General Mills, Inc.	1,730	101,914
Kellogg Co.	2,140	101,650
Kraft Foods, Inc., Class A	3,310	93,806

		388,182

Household Products 4.2%
Colgate-Palmolive Co.	1,420	102,865
Procter & Gamble Co.	1,785	99,085

		201,950

ENERGY 9.0%
Energy Equipment & Services 1.5%
Noble Corp.	2,145	72,630

Oil, Gas & Consumable Fuels 7.5%
Chevron Corp.	1,240	86,143
ConocoPhillips	1,695	74,088
Exxon Mobil Corp.	1,345	94,675
Occidental Petroleum Corp.	1,430	102,016

		356,922

FINANCIALS 10.9%
Capital Markets 4.2%
State Street Corp.	2,085	104,876
TD Ameritrade Holding Corp. *	5,215	96,686

		201,562

Diversified Consumer Services 2.1%
JPMorgan Chase & Co.	2,605	100,683

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Insurance 4.6%
ACE, Ltd.	2,270	$111,366
AON Corp.	2,650	104,543

		215,909

HEALTH CARE 16.9%
Biotechnology 1.9%
Amgen, Inc. *	1,475	91,907

Health Care Equipment & Supplies 6.9%
Baxter International, Inc.	1,385	78,073
Becton Dickinson & Co.	1,315	85,672
Covidien plc	2,125	80,346
St. Jude Medical, Inc. *	2,260	85,225

		329,316

Pharmaceuticals 8.1%
Bristol-Myers Squibb Co.	4,495	97,721
Johnson & Johnson	1,605	97,729
Pfizer, Inc.	5,080	80,924
Watson Pharmaceuticals, Inc. *	3,090	107,316

		383,690

INDUSTRIALS 8.8%
Aerospace & Defense 5.2%
Lockheed Martin Corp.	1,115	83,358
Precision Castparts Corp.	1,025	81,805
United Technologies Corp.	1,515	82,522

		247,685

Electrical Equipment 3.6%
Cooper Industries, Inc.	2,775	91,436
Emerson Electric Co.	2,230	81,127

		172,563

INFORMATION TECHNOLOGY 22.2%
Communications Equipment 2.1%
Cisco Systems, Inc. *	4,625	101,796

Computers & Peripherals 4.6%
Hewlett-Packard Co.	2,405	104,136
International Business Machines Corp.	970	114,392

		218,528

Electronic Equipment, Instruments & Components 1.6%
Agilent Technologies, Inc. *	3,290	76,394

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
IT Services 1.8%
Accenture, Ltd., Class A	2,495	$87,500

Semiconductors & Semiconductor Equipment 4.2%
Intel Corp.	5,095	98,079
Texas Instruments, Inc.	4,225	101,611

		199,690

Software 7.9%
BMC Software, Inc. *	2,515	85,585
CA, Inc.	5,025	106,229
Microsoft Corp.	3,735	87,847
Sybase, Inc. *	2,660	95,228

		374,889

MATERIALS 3.7%
Chemicals 2.1%
Praxair, Inc.	1,290	100,852

Containers & Packaging 1.6%
Sealed Air Corp.	4,070	74,847

TELECOMMUNICATION SERVICES 2.1%
Diversified Telecommunication Services 2.1%
CenturyTel, Inc.	3,192	100,197

UTILITIES 2.1%
Multi-Utilities 2.1%
Sempra Energy	1,955	102,501

Total Common Stocks (cost $5,143,270)		4,686,021

SHORT-TERM INVESTMENTS 1.8%
MUTUAL FUND SHARES 1.8%
Evergreen Institutional Money Market Fund, Class I, 0.22% q ø (cost $84,097)	84,097	84,097

Total Investments (cost $5,227,367) 100.1%		4,770,118
Other Assets and Liabilities (0.1%)		(3,595)

Net Assets 100.0%		$4,766,523

*	Non-income producing security
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

July 31, 2009

The following table shows the percentage of long-term investments by sector as of July 31, 2009:

Information Technology	22.6%
Health Care	17.2%
Consumer Staples	12.6%
Financials	11.0%
Consumer Discretionary	10.4%
Energy	9.2%
Industrials	9.0%
Materials	3.7%
Utilities	2.2%
Telecommunication Services	2.1%

100.0%

See Notes to Financial Statements

16

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2009

Assets
Investments in unaffiliated issuers, at value (cost $5,143,270)	$4,686,021
Investments in affiliated issuers, at value (cost $84,097)	84,097

Total investments	4,770,118
Receivable for securities sold	268,784
Receivable for Fund shares sold	471
Dividends receivable	7,688
Receivable from investment advisor	36
Prepaid expenses and other assets	18,115

Total assets	5,065,212

Liabilities
Payable for securities purchased	283,202
Distribution Plan expenses payable	128
Due to other related parties	84
Accrued expenses and other liabilities	15,275

Total liabilities	298,689

Net assets	$4,766,523

Net assets represented by
Paid-in capital	$6,453,522
Undistributed net investment income	29,252
Accumulated net realized losses on investments	(1,259,002)
Net unrealized losses on investments	(457,249)

Total net assets	$4,766,523

Net assets consists of
Class A	$533,315
Class B	381,334
Class C	1,042,660
Class I	2,809,214

Total net assets	$4,766,523

Shares outstanding (unlimited number of shares authorized)
Class A	76,601
Class B	54,763
Class C	150,346
Class I	402,872

Net asset value per share
Class A	$6.96
Class A — Offering price (based on sales charge of 5.75%)	$7.38
Class B	$6.96
Class C	$6.94
Class I	$6.97

See Notes to Financial Statements

17

STATEMENT OF OPERATIONS

Year Ended July 31, 2009

Investment income
Dividends	$99,877
Income from affiliated issuers	1,393

Total investment income	101,270

Expenses
Advisory fee	26,485
Distribution Plan expenses
Class A	1,235
Class B	3,652
Class C	9,169
Administrative services fee	4,272
Transfer agent fees	2,710
Trustees’ fees and expenses	83
Printing and postage expenses	15,023
Custodian and accounting fees	3,119
Registration and filing fees	84,480
Professional fees	26,613
Other	1,775

Total expenses	178,616
Less: Expense reductions	(10)
Fee waivers and expense reimbursements	(126,104)

Net expenses	52,502

Net investment income	48,768

Net realized and unrealized gains or losses on investments
Net realized losses on securities in unaffiliated issuers	(1,072,281)
Net change in unrealized gains or losses on securities in unaffiliated issuers	40,375

Net realized and unrealized gains or losses on investments	(1,031,906)

Net decrease in net assets resulting from operations	$(983,138)

See Notes to Financial Statements

18

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31,

	2009		2008 (a)

Operations
Net investment income		$48,768		$20,818
Net realized losses on investments		(1,072,281)		(186,721)
Net change in unrealized gains or losses on investments		40,375		(497,624)

Net decrease in net assets resulting from operations		(983,138)		(663,527)

Distributions to shareholders from
Net investment income
Class A		(4,731)		0
Class B		(232)		0
Class C		(3,725)		0
Class I		(31,646)		0

Total distributions to shareholders		(40,334)		0

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	20,752	130,862	68,985	679,744
Class B	4,692	29,784	52,251	522,212
Class C	70,173	463,937	107,607	1,040,622
Class I	62,267	408,385	358,243	3,574,000

		1,032,968		5,816,578

Net asset value of shares issued in reinvestment of distributions
Class A	207	1,316	0	0
Class B	3	18	0	0
Class C	287	1,823	0	0
Class I	139	881	0	0

		4,038		0

Payment for shares redeemed
Class A	(13,164)	(83,430)	(179)	(1,747)
Class B	(1,892)	(12,055)	(291)	(2,656)
Class C	(27,721)	(181,554)	0	0
Class I	(17,777)	(118,620)	0	0

		(395,659)		(4,403)

Net increase in net assets resulting from capital share transactions		641,347		5,812,175

Total increase (decrease) in net assets		(382,125)		5,148,648
Net assets
Beginning of period		5,148,648		0

End of period		$4,766,523		$5,148,648

Undistributed net investment income		$29,252		$20,818

(a) For the period from December 17, 2007 (commencement of operations), to July 31, 2008.

See Notes to Financial Statements

19

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Golden Large Cap Core Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge, but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

As of the close of business on June 30, 2009, Class B shares of the Fund have been closed to new accounts and additional purchases by existing shareholders.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through September 28, 2009, which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

20

NOTES TO FINANCIAL STATEMENTS continued

b. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date.

c. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

d. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

e. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.62% and declining to 0.45% as average daily net assets increase. For the year ended July 31, 2009, the advisory fee was equivalent to an annual rate of 0.62% of the Fund’s average daily net assets.

Golden Capital Management, LLC (“Golden Capital”) is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund. Wachovia Alternative Strategies, Inc., an affiliate of EIMC and a subsidiary of Wells Fargo, owns an approximately 45% minority interest in Golden Capital.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may have been deemed to control EIMC. If Wells Fargo was deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC and the sub-advisory agreement between EIMC and the Fund’s sub-advisor would have terminated automatically in

21

NOTES TO FINANCIAL STATEMENTS continued

connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC and an interim sub-advisory agreement with the sub-advisor with the same terms and conditions as the existing agreements, which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement was subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect. In addition, a new interim sub-advisory agreement with the same terms and conditions became effective with the sub-advisor to the Fund.

Shareholders approved the new advisory agreement between the Fund and EIMC on February 12, 2009. In addition, on the same date, shareholders also approved a new sub-advisory agreement with the sub-advisor.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended July 31, 2009, EIMC voluntarily waived its advisory fee in the amount of $26,485 and reimbursed other expenses in the amount of $99,619.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended July 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS

EIS, an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund

22

NOTES TO FINANCIAL STATEMENTS continued

is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the year ended July 31, 2009, EIS received $79 from the sale of Class A shares and $592 in contingent deferred sales charges from redemptions of Class C shares.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $2,505,902 and $1,915,563, respectively, for the year ended July 31, 2009.

Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

		Significant
		Other	Significant
		Observable	Unobservable
	Quoted Prices	Inputs	Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total

Equity securities
Common stocks	$4,686,021	$0	$0	$4,686,021
Short-term investments	84,097	0	0	84,097

	$4,770,118	$0	$0	$4,770,118

Further details on the major security types listed above can be found in the Schedule of Investments.

On July 31, 2009, the aggregate cost of securities for federal income tax purposes was $5,254,519. The gross unrealized appreciation and depreciation on securities based on tax

23

NOTES TO FINANCIAL STATEMENTS continued

cost was $176,773 and $661,174, respectively, with a net unrealized depreciation of $484,401.

As of July 31, 2009, the Fund had $362,157 in capital loss carryovers for federal income tax purposes expiring in 2017.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of July 31, 2009, the Fund incurred and will elect to defer post-October losses of $869,693.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended July 31, 2009, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of July 31, 2009, the components of distributable earnings on a tax basis were as follows:

Capital Loss
Undistributed		Carryovers and	Temporary
Ordinary	Unrealized	Post-October	Book/Tax
Income	Depreciation	Losses	Differences

$29,218	$484,401	$1,231,850	$34

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid for the year ended July 31, 2009 was $40,334 of ordinary income. No distributions were paid for the year ended July 31, 2008.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral

24

NOTES TO FINANCIAL STATEMENTS continued

account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%. During the year ended July 31, 2009, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various

25

NOTES TO FINANCIAL STATEMENTS continued

Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Golden Large Cap Core Fund, a series of the Evergreen Equity Trust, as of July 31, 2009 and the related statement of operations for the year then ended, statements of changes in net assets and the financial highlights for the year ended July 31, 2009 and the period from December 17, 2007 (commencement of operations) to July 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Golden Large Cap Core Fund as of July 31, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 28, 2009

27

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 100% of ordinary income dividends paid during the fiscal year ended July 31, 2009, qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended July 31, 2009, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2009 year-end tax information will be reported on your 2009 Form 1099-DIV, which shall be provided to you in early 2010.

28

This page left intentionally blank

29

This page left intentionally blank

30

This page left intentionally blank

31

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

32

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; President and Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

33

581818 rv1 09/2009

Evergreen Golden Mid Cap Core Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
16	STATEMENT OF ASSETS AND LIABILITIES
17	STATEMENT OF OPERATIONS
18	STATEMENTS OF CHANGES IN NET ASSETS
19	NOTES TO FINANCIAL STATEMENTS
26	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
27	ADDITIONAL INFORMATION
28	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

September 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Golden Mid Cap Core Fund for the twelve-month period ended July 31, 2009 (the “period”).

Capital markets throughout the globe continued to experience extreme pressure during the period. Home prices continued to fall and job losses persisted. In September 2008, federal officials allowed for the collapse of Lehman Brothers, and the collateral damage from this event led to further collapse. Venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze. Early in 2009, the fixed income markets worried about deflation, evidenced by investor willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased, with yields climbing for longer-term U.S. Treasuries during the first quarter of 2009. International markets were hit hard as economies in both developed and emerging countries struggled. Equity markets were affected by the weakness in economic data and corporate profits, although during April 2009, stocks rallied off their March 9th lows, with international and small cap stocks leading the gains. Signs of stability emerged in the corporate credit markets, though, as both issuance and performance improved. The price of oil surged in the second quarter of 2009, pulling most commodities higher, as gold gave back earlier gains and the dollar weakened. While recent data reflects an economy that is managing to climb from the depths of the past two quarters, we question whether the fundamentals are in place for sustainable growth, given the still unresolved issues of credit availability, rising unemployment, declining home values, auto bankruptcies, and the possibility for more bank re-capitalizations.

Due to prospects for “below-trend” growth, we consider the growing inflation fears to be overdone. Global growth is receding, oil prices remain 50% lower than last summer, and domestic home prices continue their descent. Rather, as massive global stimulus seeks areas that may hold their intrinsic value (hard assets such as gold), signs of “reflation” may continue. Yet with wages representing the largest costs for businesses and an unemployment rate headed toward 10%, it is improbable that true inflationary pressures are poised to develop until well into 2010.

1

LETTER TO SHAREHOLDERS continued

It appears that the Federal Reserve Board may agree with this assessment. At the conclusion of their meeting on June 24th, monetary policy makers decided to leave their target for the benchmark federal funds rate near zero “for an extended period” as inflation is expected to remain “subdued for some time.” In addition, the central bank reiterated its commitment to the asset purchase program announced in March 2009, whereby policy makers pledged to purchase up to $300 billion in long-term U.S. Treasury bonds and up to $1.25 trillion in mortgage-backed securities. The goal of this program is to drive prices up and yields down, in order to lower the rates borrowers must pay on a variety of loans to help improve demand and economic activity.

During a volatile and challenging period in the stock market, the Golden fund management teams pursued strategies based on each fund’s objective. Evergreen Golden Large Cap Core Fund sought undervalued large cap companies likely to meet or exceed earnings expectations. Evergreen Golden Mid Cap Core Fund sought undervalued, mid cap companies similar to those found in the Russell Midcap Index. Evergreen Golden Core Opportunities Fund sought undervalued stocks of small to mid cap companies similar to those found in the Russell 2500 Index.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

2

LETTER TO SHAREHOLDERS continued

Notice to Shareholders:

Effective after the close of business on June 30, 2009, Class B shares of the Fund was closed to new accounts and additional purchases by existing shareholders. Existing shareholders of Class B shares of the Fund may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each fund’s prospectus and may also continue to add to their accounts through dividend reinvestment. All other Class B share features and attributes, including, but not limited to, the 12b-1 fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

3

FUND AT A GLANCE

as of July 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Sub-Advisor:

Golden Capital Management, LLC

Portfolio Manager:

John R. Campbell, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 6/30/2009.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 12/17/2007

	Class A	Class B	Class C	Class I
Class inception date	12/17/2007	12/17/2007	12/17/2007	12/17/2007

Nasdaq symbol	EGMAX	EGMBX	EGMCX	EGMIX

Average annual return*

1-year with sales charge	-28.42%	-28.25%	-25.23%	N/A

1-year w/o sales charge	-24.06%	-24.47%	-24.47%	-23.80%

Since portfolio inception	-23.64%	-23.19%	-21.23%	-20.59%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

Class B shares are closed to new investments by new and existing shareholders.

The advisor is waiving its advisory fee and reimbursing the fund for a portion of other expenses. Had the fee not been waived and expenses not reimbursed, returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Golden Mid Cap Core Fund Class A shares versus a similar investment in the Russell Midcap Index (Russell Midcap) and the Consumer Price Index (CPI).

The Russell Midcap is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Since the fund tends to invest in a smaller number of stocks than many similar mutual funds, changes in the value of individual stocks may have a larger impact on its net asset value than such fluctuations would if the fund were more broadly invested.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of July 31, 2009, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -24.06% for the twelve-month period ended July 31, 2009, excluding any applicable sales charges. During the same period, the Russell Midcap returned -22.22%.

The fund’s objective is to seek long-term capital growth.

Investment process

The year included a steep decline in overall equity returns when the real estate and credit crisis caused liquidity and solvency problems at some of our nation’s largest financial institutions, precipitating a dramatic drop in economic activity. Fortunately, the last five months of the fiscal year also included a sizable rebound in stock prices when emergency measures to support the financial and economic markets proved at least partly successful.

The fund is managed with the goal of long-term capital growth and seeks to outperform the Russell Midcap Index, a benchmark for small- and mid-cap stock performance, over time. The portfolio manager utilizes a combination of quantitative methods and fundamental analysis to select a core portfolio of companies that he believes exhibit the likelihood to meet or exceed future earnings expectations. The portfolio manager uses proprietary valuation, earnings surprise and trading momentum models to rank securities in terms of their valuation, potential for delivering future earnings in excess of current analyst expectations and overall attractiveness.

Contributors to performance

In general, the market environment that existed over the course of the fiscal year was not favorable for our fundamentally-focused investment process. While we primarily focus on individual companies’ fundamentals (e.g. balance sheet, cash flows, earnings growth, earnings quality, relative valuations), the markets were focused on liquidity shocks, a credit crisis, macroeconomic themes, and dramatic shifts in risk aversion. As a result, our stock ranking models did not work as expected over the course of the fiscal year.

During the fiscal year, the greatest contributions to relative performance came from the Financials and Industrials sectors. In the Financials sector, we avoided bank stocks and were underweight in real estate investment trusts (REITs) versus the Russell Midcap Index benchmark. The REITs that we did own (Digital Realty Trust Inc. and Potlach Corp.) both operate in niches that have been less affected by the real estate crisis. In the Industrials sector, we benefited from well-timed purchases of GrafTech International Ltd. and KBR Inc. during periods when their stock prices were depressed; both of these stocks rallied dramatically during the spring and summer of 2009. In the environment of heightened volatility, a number of our stock holdings were viewed as relatively “safe havens.” As a result, our stock selection within the Health Care and Telecommunications sectors added value to the portfolio relative to the benchmark. Some examples included: Laboratory Corp of America Holdings (medical diagnostic services), Watson Pharmaceuticals Inc. (generic drug manufacturers), Life Technologies Corp. (life science

6

PORTFOLIO MANAGER COMMENTARY continued

tools and technologies), and Embarq Corp., which was acquired by CenturyTel Inc. during the period (communications services).

Detractors from performance

Our stock selection within Consumer Staples, Energy, Information Technology and Materials sectors were responsible for the bulk of our underperformance for the fiscal year. Within Consumer Staples, we realized a loss on NBTY Inc. when it appeared that consumer spending on vitamins and supplements was at risk of significant contraction. In the Energy sector, we experienced losses on contract drillers ENSCO International Inc. and Noble Corp. The stock prices of those companies suffered, as the businesses were forced to idle drilling rigs due to lack of demand. Massey Energy Co. was our worst performing stock. It was hurt from a decline in the demand for coal, as well as investor fears about the potential impact of cap-and-trade or carbon tax legislation. In the Information Technology sector, several of our poorest performing holdings were companies that operate in industries with higher sensitivity to a slowing economy such as CommScope Inc. (communications network infrastructure); Intersil Corp. (integrated circuit manufacturer); and NCR Corp. (point-of-sale technologies). In the Materials sector, we realized a loss on specialty chemical manufacturer Celanese Corp. at a time when the outlook for demand for industrial chemicals was bleak.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

7

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2009 to July 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	2/1/2009	7/31/2009	During Period*

Actual
Class A	$1,000.00	$1,221.03	$6.88
Class B	$1,000.00	$1,219.03	$11.00
Class C	$1,000.00	$1,219.03	$11.00
Class I	$1,000.00	$1,225.00	$5.52
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,018.60	$6.26
Class B	$1,000.00	$1,014.88	$9.99
Class C	$1,000.00	$1,014.88	$9.99
Class I	$1,000.00	$1,019.84	$5.01

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.25% for Class A, 2.00% for Class B, 2.00% for Class C and 1.00% for Class I), multiplied by the average account value over the period, multiplied by 181 / 365 days.

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS A	2009	2008[1]

Net asset value, beginning of period	$9.02	$10.00

Income from investment operations
Net investment income (loss)	0.03	0
Net realized and unrealized gains or losses on investments	(2.20)	(0.98)

Total from investment operations	(2.17)	(0.98)

Net asset value, end of period	$6.85	$9.02

Total return[2]	(24.06)%	(9.80)%

Ratios and supplemental data
Net assets, end of period (thousands)	$510	$542
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.25%	1.25%[3]
Expenses excluding waivers/reimbursements and expense reductions	4.71%	5.16%[3]
Net investment income (loss)	0.48%	0.03%[3]
Portfolio turnover rate	65%	24%

1	For the period from December 17, 2007 (commencement of class operations), to July 31, 2008.
2	Excluding applicable sales charges
3	Annualized

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS B	2009	2008[1]

Net asset value, beginning of period	$8.99	$10.00

Income from investment operations
Net investment income (loss)	(0.02)	(0.04)
Net realized and unrealized gains or losses on investments	(2.18)	(0.97)

Total from investment operations	(2.20)	(1.01)

Net asset value, end of period	$6.79	$8.99

Total return[2]	(24.47)%	(10.10)%

Ratios and supplemental data
Net assets, end of period (thousands)	$347	$466
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.00%	2.00%[3]
Expenses excluding waivers/reimbursements and expense reductions	5.46%	5.91%[3]
Net investment income (loss)	(0.29)%	(0.71)%[3]
Portfolio turnover rate	65%	24%

1	For the period from December 17, 2007 (commencement of class operations), to July 31, 2008.
2	Excluding applicable sales charges
3	Annualized

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS C	2009	2008[1]

Net asset value, beginning of period	$8.99	$10.00

Income from investment operations
Net investment income (loss)	(0.01)[2]	(0.04)
Net realized and unrealized gains or losses on investments	(2.19)	(0.97)

Total from investment operations	(2.20)	(1.01)

Net asset value, end of period	$6.79	$8.99

Total return[3]	(24.47)%	(10.10)%

Ratios and supplemental data
Net assets, end of period (thousands)	$730	$453
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.00%	2.00%[4]
Expenses excluding waivers/reimbursements and expense reductions	5.46%	5.91%[4]
Net investment income (loss)	(0.22)%	(0.71)%[4]
Portfolio turnover rate	65%	24%

1	For the period from December 17, 2007 (commencement of class operations), to July 31, 2008.
2	Per share amount is based on average shares outstanding during the period.
3	Excluding applicable sales charges
4	Annualized

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS I	2009	2008[1]

Net asset value, beginning of period	$9.03	$10.00

Income from investment operations
Net investment income (loss)	0.05	0.02
Net realized and unrealized gains or losses on investments	(2.20)	(0.99)

Total from investment operations	(2.15)	(0.97)

Distributions to shareholders from
Net investment income	(0.02)	0

Net asset value, end of period	$6.86	$9.03

Total return	(23.80)%	(9.70)%

Ratios and supplemental data
Net assets, end of period (thousands)	$2,495	$3,209
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.00%	1.00%[2]
Expenses excluding waivers/reimbursements and expense reductions	4.46%	4.91%[2]
Net investment income (loss)	0.72%	0.28%[2]
Portfolio turnover rate	65%	24%

1	For the period from December 17, 2007 (commencement of class operations), to July 31, 2008.
2	Annualized

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS

July 31, 2009

	Shares	Value

COMMON STOCKS 97.4%
CONSUMER DISCRETIONARY 13.7%
Distributors 1.9%
Genuine Parts Co.	2,170	$76,862

Leisure Equipment & Products 1.9%
Hasbro, Inc.	2,960	78,440

Multiline Retail 1.9%
Big Lots, Inc. *	3,295	75,917

Specialty Retail 2.7%
TJX Cos.	3,070	111,226

Textiles, Apparel & Luxury Goods 5.3%
Polo Ralph Lauren Corp.	1,745	110,022
Wolverine World Wide, Inc.	4,370	105,317

		215,339

CONSUMER STAPLES 6.4%
Food Products 6.4%
ConAgra Foods, Inc.	4,775	93,733
H.J. Heinz Co.	1,935	74,420
Sara Lee Corp.	8,815	93,792

		261,945

ENERGY 5.1%
Energy Equipment & Services 5.1%
Cameron International Corp. *	3,715	116,020
Noble Corp.	2,640	89,390

		205,410

FINANCIALS 12.5%
Capital Markets 2.9%
TD Ameritrade Holding Corp. *	6,400	118,656

Insurance 4.2%
AON Corp.	1,905	75,152
UnumProvident Corp.	5,205	97,698

		172,850

Real Estate Investment Trusts (REITs) 5.4%
Digital Realty Trust, Inc.	3,185	129,152
Potlatch Corp.	3,040	89,893

		219,045

HEALTH CARE 15.2%
Health Care Equipment & Supplies 2.0%
C.R. Bard, Inc.	1,085	79,823

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Health Care Providers & Services 7.1%
Express Scripts, Inc. *	1,345	$94,204
Laboratory Corp. of America Holdings *	1,230	82,644
Universal Health Services, Inc., Class B	2,005	111,498

		288,346

Life Sciences Tools & Services 3.3%
Life Technologies Corp. *	3,000	136,590

Pharmaceuticals 2.8%
Watson Pharmaceuticals, Inc. *	3,280	113,914

INDUSTRIALS 13.2%
Aerospace & Defense 2.4%
L-3 Communications Holdings, Inc.	1,305	98,527

Construction & Engineering 5.3%
Foster Wheeler, Ltd. *	3,895	89,975
KBR, Inc.	5,880	124,597

		214,572

Electrical Equipment 3.1%
GrafTech International, Ltd. *	9,300	127,689

Machinery 2.4%
Pall Corp.	3,290	98,963

INFORMATION TECHNOLOGY 16.8%
Communications Equipment 1.9%
Harris Corp.	2,445	76,553

Computers & Peripherals 2.0%
NCR Corp. *	6,535	84,563

IT Services 2.5%
Amdocs, Ltd. *	4,295	102,736

Semiconductors & Semiconductor Equipment 2.3%
Xilinx, Inc.	4,295	93,159

Software 8.1%
Adobe Systems, Inc. *	3,355	108,769
BMC Software, Inc. *	3,625	123,359
CA, Inc.	4,630	97,878

		330,006

MATERIALS 7.3%
Chemicals 4.8%
FMC Corp.	2,250	109,440
Olin Corp.	6,285	86,670

		196,110

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
MATERIALS continued
Containers & Packaging 2.5%
Pactiv Corp. *	4,095	$103,112

TELECOMMUNICATION SERVICES 2.8%
Diversified Telecommunication Services 2.8%
CenturyTel, Inc.	3,678	115,452

UTILITIES 4.4%
Multi-Utilities 4.4%
MDU Resources Group, Inc.	4,155	83,640
Sempra Energy	1,855	97,258

		180,898

Total Common Stocks (cost $4,076,699)		3,976,703

SHORT-TERM INVESTMENTS 2.3%
MUTUAL FUND SHARES 2.3%
Evergreen Institutional Money Market Fund, Class I, 0.22% q ø (cost $94,457)	94,457	94,457

Total Investments (cost $4,171,156) 99.7%		4,071,160
Other Assets and Liabilities 0.3%		10,409

Net Assets 100.0%		$4,081,569

*	Non-income producing security
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

The following table shows the percent of total long-term investments by sector as of July 31, 2009:

Information Technology	17.3%
Health Care	15.6%
Consumer Discretionary	14.0%
Industrials	13.6%
Financials	12.8%
Materials	7.5%
Consumer Staples	6.6%
Energy	5.2%
Utilities	4.5%
Telecommunication Services	2.9%

100.0%

See Notes to Financial Statements

15

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2009

Assets
Investments in unaffiliated issuers, at value (cost $4,076,699)	$3,976,703
Investments in affiliated issuers, at value (cost $94,457)	94,457

Total investments	4,071,160
Receivable for Fund shares sold	194
Dividends receivable	4,267
Receivable from investment advisor	368
Prepaid expenses and other assets	17,057

Total assets	4,093,046

Liabilities
Distribution Plan expenses payable	98
Due to other related parties	134
Printing and postage expenses payable	7,756
Registration and filing fees payable	1,054
Accrued expenses and other liabilities	2,435

Total liabilities	11,477

Net assets	$4,081,569

Net assets represented by
Paid-in capital	$5,699,412
Undistributed net investment income	6,535
Accumulated net realized losses on investments	(1,524,382)
Net unrealized losses on investments	(99,996)

Total net assets	$4,081,569

Net assets consists of
Class A	$509,539
Class B	347,044
Class C	729,670
Class I	2,495,316

Total net assets	$4,081,569

Shares outstanding (unlimited number of shares authorized)
Class A	74,359
Class B	51,133
Class C	107,506
Class I	363,510

Net asset value per share
Class A	$6.85
Class A — Offering price (based on sales charge of 5.75%)	$7.27
Class B	$6.79
Class C	$6.79
Class I	$6.86

See Notes to Financial Statements

16

STATEMENT OF OPERATIONS

Year Ended July 31, 2009

Investment income
Dividends	$59,294
Income from affiliated issuers	1,549

Total investment income	60,843

Expenses
Advisory fee	22,915
Distribution Plan expenses
Class A	1,021
Class B	3,280
Class C	4,466
Administrative services fee	3,526
Transfer agent fees	2,964
Trustees’ fees and expenses	762
Printing and postage expenses	20,454
Custodian and accounting fees	6,145
Registration and filing fees	68,264
Professional fees	26,618
Other	5,656

Total expenses	166,071
Less: Expense reductions	(8)
Fee waivers and expense reimbursements	(122,045)

Net expenses	44,018

Net investment income	16,825

Net realized and unrealized gains or losses on investments
Net realized losses on securities in unaffiliated issuers	(1,355,538)
Net change in unrealized gains or losses on securities in unaffiliated issuers	227,447

Net realized and unrealized gains or losses on investments	(1,128,091)

Net decrease in net assets resulting from operations	$(1,111,266)

See Notes to Financial Statements

17

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31,

	2009		2008 (a)

Operations
Net investment income		$16,825		$1,758
Net realized losses on investments		(1,355,538)		(174,474)
Net change in unrealized gains or losses on investments		227,447		(327,443)

Net decrease in net assets resulting from operations		(1,111,266)		(500,159)

Distributions to shareholders from
Net investment income
Class I		(6,418)		0

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	14,853	90,905	60,052	595,857
Class B	777	5,838	52,283	522,125
Class C	59,942	380,732	50,373	504,437
Class I	16,121	124,599	355,225	3,551,907

		602,074		5,174,326

Net asset value of shares issued in reinvestment of distributions
Class I	63	363	0	0

Payment for shares redeemed
Class A	(546)	(3,207)	0	0
Class B	(1,484)	(8,478)	(443)	(4,069)
Class C	(2,809)	(16,059)	0	0
Class I	(7,899)	(45,538)	0	0

		(73,282)		(4,069)

Net increase in net assets resulting from capital share transactions		529,155		5,170,257

Total increase (decrease) in net assets		(588,529)		4,670,098
Net assets
Beginning of period		4,670,098		0

End of period		$4,081,569		$4,670,098

Undistributed net investment income		$6,535		$1,758

(a) For the period from December 17, 2007 (commencement of operations), to July 31, 2008.

See Notes to Financial Statements

18

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Golden Mid Cap Core Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge, but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

As of the close of business on June 30, 2009, Class B shares of the Fund have been closed to new accounts and additional purchases by existing shareholders.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through September 28, 2009 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

19

NOTES TO FINANCIAL STATEMENTS continued

b. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date.

c. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

d. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent difference causing such reclassification is due to real estate investment trusts. During the year ended July 31, 2009, the following amounts were reclassified:

Undistributed net investment income	$(5,630)
Accumulated net realized losses on investments	5,630

e. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.65% and declining to 0.55% as average daily net assets increase. For the year ended July 31, 2009, the advisory fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

Golden Capital Management, LLC (“Golden Capital”) is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund. Wachovia Alternative Strategies, Inc., an affiliate of EIMC and a subsidiary of Wells Fargo, owns an approximately 45% minority interest in Golden Capital.

20

NOTES TO FINANCIAL STATEMENTS continued

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may have been deemed to control EIMC. If Wells Fargo was deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC and the sub-advisory agreement between EIMC and the Fund’s sub-advisor would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC and an interim sub-advisory agreement with the sub-advisor with the same terms and conditions as the existing agreements, which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement was subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect. In addition, a new interim sub-advisory agreement with the same terms and conditions became effective with the sub-advisor to the Fund.

Shareholders approved the new advisory agreement between the Fund and EIMC on February 12, 2009. In addition, on the same date, shareholders also approved a new sub-advisory agreement with the sub-advisor.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended July 31, 2009, EIMC voluntarily waived its advisory fee in the amount of $22,915 and reimbursed other expenses in the amount of $99,130.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended July 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

21

NOTES TO FINANCIAL STATEMENTS continued

ESC, an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS

EIS, an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the year ended July 31, 2009, EIS received $41 from the sale of Class A shares.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $2,812,764 and $2,266,387, respectively, for the year ended July 31, 2009.

Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

NOTES TO FINANCIAL STATEMENTS continued

As of July 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

		Significant
		Other	Significant
		Observable	Unobservable
	Quoted Prices	Inputs	Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total

Equity securities
Common stocks	$3,976,703	$0	$0	$3,976,703
Short-term investments	94,457	0	0	94,457

	$4,071,160	$0	$0	$4,071,160

Further details on the major security types listed above can be found in the Schedule of Investments.

On July 31, 2009, the aggregate cost of securities for federal income tax purposes was $4,174,737. The gross unrealized appreciation and depreciation on securities based on tax cost was $335,342 and $438,919, respectively, with a net unrealized depreciation of $103,577.

As of July 31, 2009, the Fund had $410,881 in capital loss carryovers for federal income tax purposes expiring in 2017.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of July 31, 2009, the Fund incurred and will elect to defer post-October losses of $1,109,920.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended July 31, 2009, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of July 31, 2009, the components of distributable earnings on a tax basis were as follows:

Capital Loss
Undistributed		Carryovers and	Temporary
Ordinary	Unrealized	Post-October	Book/Tax
Income	Depreciation	Losses	Differences

$6,501	$ 103,577	$1,520,801	$34

The difference between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities is primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

23

NOTES TO FINANCIAL STATEMENTS continued

The tax character of distributions paid for the year ended July 31, 2009 was $6,418 of ordinary income. No distributions were paid for the year ended July 31, 2008.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%. During the year ended July 31, 2009, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that

24

NOTES TO FINANCIAL STATEMENTS continued

EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Golden Mid Cap Core Fund, a series of the Evergreen Equity Trust, as of July 31, 2009 and the related statement of operations for the year then ended, statements of changes in net assets and the financial highlights for the year ended July 31, 2009 and the period from December 17, 2007 (commencement of operations) to July 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Golden Mid Cap Core Fund as of July 31, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 28, 2009

26

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 100% of ordinary income dividends paid during the fiscal year ended July 31, 2009 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended July 31, 2009 the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2009 year-end tax information will be reported on your 2009 Form 1099-DIV, which shall be provided to you in early 2010.

27

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

28

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; President and Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

29

581821 rv1 09/2009

Evergreen Intrinsic Value Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
17	STATEMENT OF ASSETS AND LIABILITIES
18	STATEMENT OF OPERATIONS
19	STATEMENTS OF CHANGES IN NET ASSETS
20	NOTES TO FINANCIAL STATEMENTS
29	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
30	ADDITIONAL INFORMATION
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

September 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Intrinsic Value Fund for the twelve-month period ended July 31, 2009 (the “period”).

Capital markets throughout the globe continued to experience extreme pressure during the period. Home prices continued to fall and job losses persisted. In September 2008, federal officials allowed for the collapse of Lehman Brothers, and the collateral damage from this event led to further collapse. Venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze. Early in 2009, the fixed income markets worried about deflation, evidenced by investor willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased, with yields climbing for longer-term U.S. Treasuries during the first quarter of 2009. International markets were hit hard as economies in both developed and emerging countries struggled. Equity markets were affected by the weakness in economic data and corporate profits, although during April 2009, stocks rallied off their March 9th lows, with international and small cap stocks leading the gains. Signs of stability emerged in the corporate credit markets, though, as both issuance and performance improved. The price of oil surged in the second quarter of 2009, pulling most commodities higher, as gold gave back earlier gains and the dollar weakened. While recent data reflects an economy that is managing to climb from the depths of the past two quarters, we question whether the fundamentals are in place for sustainable growth, given the still unresolved issues of credit availability, rising unemployment, declining home values, auto bankruptcies, and the possibility for more bank re-capitalizations.

Due to prospects for “below-trend” growth, we consider the growing inflation fears to be overdone. Global growth is receding, oil prices remain 50% lower than last summer, and domestic home prices continue their descent. Rather, as massive global stimulus seeks areas that may hold their intrinsic value (hard assets such as gold), signs of “reflation” may continue. Yet with wages representing the largest costs for businesses and an unemployment rate headed toward 10%, it is improbable that true inflationary pressures are poised to develop until well into 2010.

1

LETTER TO SHAREHOLDERS continued

It appears that the Federal Reserve Board may agree with this assessment. At the conclusion of their meeting on June 24th, monetary policy makers decided to leave their target for the benchmark federal funds rate near zero “for an extended period” as inflation is expected to remain “subdued for some time.” In addition, the central bank reiterated its commitment to the asset purchase program announced in March 2009, whereby policy makers pledged to purchase up to $300 billion in long-term U.S. Treasury bonds and up to $1.25 trillion in mortgage-backed securities. The goal of this program is to drive prices up and yields down, in order to lower the rates borrowers must pay on a variety of loans to help improve demand and economic activity.

During a volatile and challenging period in the stock market, the management teams of Evergreen’s value- and core-equity funds held fast to their long-term disciplines. The team supervising Evergreen Equity Index Fund maintained a portfolio reflecting the composition of the Standard & Poor’s 500 Index, using a proprietary process to control trading and operational costs. Managers of Evergreen Enhanced S&P 500® Fund, meanwhile, employed a discipline based principally on quantitative analysis to select a portfolio composed principally of larger-company stocks. Managers of Evergreen Equity Income Fund emphasized companies with the ability to both maintain and increase their dividends to shareholders. The team managing Evergreen Fundamental Large Cap Fund, meanwhile, emphasized companies with attractive earnings growth records and strong management teams. At the same time, the team supervising Evergreen Fundamental Mid Cap Value Fund focused on mid-sized companies selling at reasonable valuations. Portfolio managers of Evergreen Intrinsic Value Fund sought out positions in established companies selling at a discount to the managers’ estimate of the stock’s intrinsic value. Meanwhile, managers of Evergreen Disciplined Value Fund employed a combination of quantitative tools and traditional fundamental analysis in reviewing opportunities among large companies. Meanwhile, teams supervising Evergreen Small Cap Value Fund and Evergreen Special Values Fund each selected stocks based on their assessments of better quality, small cap companies with reasonable prices and strong balance sheets.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

2

LETTER TO SHAREHOLDERS continued

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

Notice to Shareholders:

Effective after the close of business on June 30, 2009, Class B shares of the Fund was closed to new accounts and additional purchases by existing shareholders. Existing shareholders of Class B shares of the Fund may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each fund’s prospectus and may also continue to add to their accounts through dividend reinvestment. All other Class B share features and attributes, including, but not limited to, the 12b-1 fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

3

FUND AT A GLANCE

as of July 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Sub-Advisor:

Metropolitan West Capital Management, LLC

Portfolio Managers:

Howard Gleicher, CFA; Gary W. Lisenbee; David M. Graham; Jeffrey Peck

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 6/30/2009.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 8/1/2006

	Class A	Class B	Class C	Class I
Class inception date	8/1/2006	8/1/2006	8/1/2006	8/1/2006

Nasdaq symbol	EIVAX	EIVBX	EIVCX	EIVIX

Average annual return*

1-year with sales charge	-20.47%	-20.38%	-17.06%	N/A

1-year w/o sales charge	-15.62%	-16.22%	-16.22%	-15.44%

Since portfolio inception	-5.40%	-5.10%	-4.18%	-3.29%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

Class B shares are closed to new investments by new and existing shareholders.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Intrinsic Value Fund Class A shares versus a similar investment in the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index (CPI).

The Russell 1000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Since the fund tends to invest in a smaller number of stocks than many similar mutual funds, changes in the value of individual stocks may have a larger impact on its net asset value than such fluctuations would if the fund were more broadly invested.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

All data is as of July 31, 2009, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -15.62% for the twelve-month period ended July 31, 2009, excluding any applicable sales charges. During the same period, the Russell 1000 Value returned -22.94%.

The fund’s objective is to seek long-term capital growth.

Investment process

Most domestic equity benchmarks declined during the period, reflecting persistent concerns about a wide range of issues, including credit availability, rising unemployment, declining home values and high-profile bankruptcies. For the fiscal year, large caps narrowly outperformed small cap companies, while mid caps trailed the pack. Among large caps, value stocks tended to lag growth shares. Although the fund produced a negative total return for the fiscal year, its results were significantly ahead of its benchmark. Over longer periods of time, stock selection has been the principal source of value added. However, over shorter periods of time—and particularly in volatile or extreme markets—sector over- and underweights may play a more significant role in alpha generation, as occurred during the fiscal year. In all cases, the fund’s relative sector weights result from bottom-up security selection rather than tactical allocation decisions. Over the period, overweights relative to the Russell 1000 Value Index in Information Technology and Consumer Staples added the most value. Stock selection in Information Technology, Consumer Staples and Consumer Discretionary also had a positive impact. Stock selection in Energy was the most significant detractor from relative performance. Overall, the positive factors outweighed the negative, resulting in outperformance relative to the benchmark.

Contributors to performance

Among top contributors to returns over the twelve-month period ended July 31, 2009 were Information Technology companies Adobe Systems, Apple and EMC Corp. Adobe is best known for its creative software products including Acrobat, Photoshop and Illustrator, its business productivity tools such as InDesign and its video web tools such as Flash. Adobe has continued to improve its already high operating margins through product upgrades and new offerings. Apple continued to gain strength across all of its divisions, gaining market share in personal computers, music devices and wireless communications devices with the evolution of new easy-to-use products. EMC is a leader in helping businesses store and manage their information. EMC has augmented revenues through its majority stake in VMware Inc., a world leader in “virtualization,” which allows for companies to use fewer physical machines and employ multiple operating systems. In the Consumer Staples sector, leading contributors included UST and Hershey. On September 8, 2008, Altria Group, Inc, announced a friendly agreement to acquire UST for $69.50 per share in cash, representing a premium to UST’s stock price at the time. The deal was completed in early 2009. Hershey is the largest North American manufacturer of chocolate and confectionery products, holding a leading market share in excess of 40%. As a result of increased advertising, Hershey has recouped some of the

6

PORTFOLIO MANAGER COMMENTARY continued

market share lost to competitor Mars over the years. Other solid contributors included Consumer Discretionary firms Polo Ralph Lauren and Home Depot. Polo Ralph Lauren is a global leader in the design, marketing and distribution of luxury products including apparel, accessories, fragrances and home furnishings. Despite the difficult environment for retailers, Polo has been able to lower its costs and maintain relatively strong margins. Home Depot operates within a highly consolidated industry and is the world’s largest home improvement specialty retailer and the second-largest retailer overall in the U.S. Home Depot’s focus on improving operations and customers has shown solid progress.

Detractors from performance

Stock selection in the Energy sector was the largest negative contributor to relative return, with Weatherford International and ConocoPhillips as primary detractors. Feeling the effects of a struggling economy, crude oil saw a dip in price and energy stocks fell broadly. However, Weatherford, a leading oil field services company, is at the forefront of new technologies to improve oil flow from new and existing wells over the long term. We believe as oil and gas becomes more and more difficult to discover and extract, Weatherford is uniquely positioned as a technological leader to gain market share and to benefit from increased demand for highly sophisticated oil field tools and services. ConocoPhillips is an international integrated energy company and is the largest natural gas producer and the second-largest refiner in the U.S. Outside the U.S., its equity stake in Russian giant LUKOIL provides access to significant hydrocarbon reserves and recent agreements in the Middle East provide opportunities for future growth. With a combined strong leadership team and international footprint, ConocoPhillips has the ability to discover and develop oil and gas reservoirs in almost any region of the world.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

7

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2009 to July 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	2/1/2009	7/31/2009	During Period*

Actual
Class A	$1,000.00	$1,263.79	$6.51
Class B	$1,000.00	$1,259.37	$10.87
Class C	$1,000.00	$1,259.37	$10.87
Class I	$1,000.00	$1,264.49	$5.28
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,019.04	$5.81
Class B	$1,000.00	$1,015.17	$9.69
Class C	$1,000.00	$1,015.17	$9.69
Class I	$1,000.00	$1,020.13	$4.71

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.16% for Class A, 1.94% for Class B, 1.94% for Class C and 0.94% for Class I), multiplied by the average account value over the period, multiplied by 181 / 365 days.

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS A	2009	2008	2007[1]

Net asset value, beginning of period	$10.19	$11.53	$10.00

Income from investment operations
Net investment income (loss)	0.10	0.09	0.07
Net realized and unrealized gains or losses on investments	(1.71)	(0.96)	1.49

Total from investment operations	(1.61)	(0.87)	1.56

Distributions to shareholders from
Net investment income	(0.04)	(0.05)	(0.03)
Net realized gains	(0.06)	(0.42)	0

Total distributions to shareholders	(0.10)	(0.47)	(0.03)

Net asset value, end of period	$8.48	$10.19	$11.53

Total return[2]	(15.62)%	(7.89)%	15.58%

Ratios and supplemental data
Net assets, end of period (thousands)	$90,382	$88,456	$81,087
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.14%	1.11%	1.21%
Expenses excluding waivers/reimbursements and expense reductions	1.15%	1.12%	1.33%
Net investment income (loss)	1.62%	0.96%	1.14%
Portfolio turnover rate	23%	26%	91%

1	Class A commenced operations on August 1, 2006.
2	Excluding applicable sales charges

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS B	2009	2008	2007[1]

Net asset value, beginning of period	$10.11	$11.48	$10.00

Income from investment operations
Net investment income (loss)	0.07 [2]	0.02	0.02
Net realized and unrealized gains or losses on investments	(1.72)	(0.97)	1.47

Total from investment operations	(1.65)	(0.95)	1.49

Distributions to shareholders from
Net investment income	0	0	(0.01)
Net realized gains	(0.06)	(0.42)	0

Total distributions to shareholders	(0.06)	(0.42)	(0.01)

Net asset value, end of period	$8.40	$10.11	$11.48

Total return[3]	(16.22)%	(8.58)%	14.89%

Ratios and supplemental data
Net assets, end of period (thousands)	$10,014	$18,248	$24,084
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.90%	1.90%	1.97%
Expenses excluding waivers/reimbursements and expense reductions	1.91%	1.91%	2.09%
Net investment income (loss)	0.84%	0.15%	0.44%
Portfolio turnover rate	23%	26%	91%

1	Class B commenced operations on August 1, 2006.
2	Per share amount is based on average shares outstanding during the period.
3	Excluding applicable sales charges

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS C	2009	2008	2007[1]

Net asset value, beginning of period	$10.11	$11.48	$10.00

Income from investment operations
Net investment income (loss)	0.06	0.01	0.02
Net realized and unrealized gains or losses on investments	(1.71)	(0.96)	1.47

Total from investment operations	(1.65)	(0.95)	1.49

Distributions to shareholders from
Net investment income	0	0	(0.01)
Net realized gains	(0.06)	(0.42)	0

Total distributions to shareholders	(0.06)	(0.42)	(0.01)

Net asset value, end of period	$8.40	$10.11	$11.48

Total return[2]	(16.22)%	(8.58)%	14.90%

Ratios and supplemental data
Net assets, end of period (thousands)	$20,396	$22,369	$19,640
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.91%	1.90%	1.98%
Expenses excluding waivers/reimbursements and expense reductions	1.92%	1.91%	2.10%
Net investment income (loss)	0.84%	0.18%	0.31%
Portfolio turnover rate	23%	26%	91%

1	Class C commenced operations on August 1, 2006.
2	Excluding applicable sales charges

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS I	2009	2008	2007[1]

Net asset value, beginning of period	$10.22	$11.55	$10.00

Income from investment operations
Net investment income (loss)	0.12	0.14 [2]	0.10
Net realized and unrealized gains or losses on investments	(1.72)	(0.98)	1.48

Total from investment operations	(1.60)	(0.84)	1.58

Distributions to shareholders from
Net investment income	(0.05)	(0.07)	(0.03)
Net realized gains	(0.06)	(0.42)	0

Total distributions to shareholders	(0.11)	(0.49)	(0.03)

Net asset value, end of period	$8.51	$10.22	$11.55

Total return	(15.44)%	(7.66)%	15.84%

Ratios and supplemental data
Net assets, end of period (thousands)	$348,093	$299,456	$61,469
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.91%	0.88%	0.99%
Expenses excluding waivers/reimbursements and expense reductions	0.92%	0.89%	1.11%
Net investment income (loss)	1.86%	1.25%	1.18%
Portfolio turnover rate	23%	26%	91%

1	Class I commenced operations on August 1, 2006.
2	Per share amount is based on average shares outstanding during the period.

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS

July 31, 2009

	Shares	Value

COMMON STOCKS 96.9%
CONSUMER DISCRETIONARY 8.6%
Auto Components 1.7%
Gentex Corp.	530,000	$7,934,100

Media 0.2%
Warner Music Group Corp. *	177,700	998,674

Multiline Retail 1.6%
J.C. Penney Co., Inc.	250,000	7,537,500

Specialty Retail 2.5%
Home Depot, Inc.	450,000	11,673,000

Textiles, Apparel & Luxury Goods 2.6%
Polo Ralph Lauren Corp.	190,000	11,979,500

CONSUMER STAPLES 18.6%
Beverages 2.4%
Diageo plc, ADR	180,000	11,228,400

Food & Staples Retailing 3.6%
Safeway, Inc.	490,000	9,275,700
Sysco Corp.	312,790	7,431,890

		16,707,590

Food Products 10.2%
ConAgra Foods, Inc.	620,000	12,170,601
Hershey Co. ρ	310,000	12,384,500
Kellogg Co.	270,000	12,825,000
Unilever NV	390,000	10,608,000

		47,988,101

Personal Products 2.4%
L’Oreal Co., ADR	650,000	11,245,000

ENERGY 4.9%
Energy Equipment & Services 2.3%
Weatherford International, Ltd. *	570,000	10,693,200

Oil, Gas & Consumable Fuels 2.6%
ConocoPhillips	280,000	12,238,800

FINANCIALS 16.9%
Capital Markets 1.4%
Charles Schwab Corp.	370,000	6,611,900

Commercial Banks 9.2%
Banco Santander SA, ADR ρ	673,000	9,731,580
East West Bancorp, Inc. ρ	424,500	3,752,580
M&T Bank Corp. ρ	168,000	9,797,760
Mitsubishi UFJ Financial Group, Inc., ADS	1,783,000	11,054,600

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Commercial Banks continued
Synovus Financial Corp. ρ	1,200,000	$4,212,000
Zions Bancorp ρ	320,000	4,345,600

		42,894,120

Diversified Financial Services 4.7%
Bank of America Corp.	580,000	8,578,200
JPMorgan Chase & Co.	350,000	13,527,500

		22,105,700

Insurance 1.6%
AFLAC, Inc.	200,000	7,572,000

HEALTH CARE 8.8%
Health Care Equipment & Supplies 4.9%
Baxter International, Inc.	250,000	14,092,500
Hospira, Inc. *	240,000	9,223,200

		23,315,700

Health Care Providers & Services 1.8%
Universal Health Services, Inc., Class B	150,000	8,341,500

Pharmaceuticals 2.1%
Eli Lilly & Co.	280,000	9,769,200

INDUSTRIALS 6.5%
Aerospace & Defense 4.2%
Boeing Co.	240,000	10,298,400
Northrop Grumman Corp.	210,000	9,361,800

		19,660,200

Machinery 2.3%
Deere & Co.	250,000	10,935,000

INFORMATION TECHNOLOGY 20.4%
Computers & Peripherals 10.5%
Apple, Inc. *	116,000	18,953,240
EMC Corp. *	930,000	14,005,800
International Business Machines Corp.	140,000	16,510,200

		49,469,240

Electronic Equipment, Instruments & Components 1.4%
Molex, Inc.	72,000	1,278,720
Molex, Inc., Class A	319,000	5,308,160

		6,586,880

Semiconductors & Semiconductor Equipment 2.3%
Texas Instruments, Inc. ρ	440,000	10,582,000

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Software 6.2%
Adobe Systems, Inc. *	380,000	$12,319,600
Oracle Corp.	760,000	16,818,800

		29,138,400

MATERIALS 2.7%
Chemicals 2.7%
Air Products & Chemicals, Inc.	170,000	12,682,000

TELECOMMUNICATION SERVICES 2.4%
Wireless Telecommunication Services 2.4%
Vodafone Group plc, ADR	540,000	11,113,200

UTILITIES 7.1%
Electric Utilities 2.7%
FPL Group, Inc.	218,000	12,354,060

Gas Utilities 1.8%
Questar Corp.	260,000	8,598,200

Multi-Utilities 2.6%
Dominion Resources, Inc.	360,000	12,168,000

Total Common Stocks (cost $512,413,404)		454,121,165

SHORT-TERM INVESTMENTS 10.9%
MUTUAL FUND SHARES 10.9%
Evergreen Institutional Money Market Fund, Class I, 0.22% q ø ρρ (cost $51,127,306)	51,127,306	51,127,306

Total Investments (cost $563,540,710) 107.8%		505,248,471
Other Assets and Liabilities (7.8%)		(36,362,170)

Net Assets 100.0%		$468,886,301

*	Non-income producing security
ρ	All or a portion of this security is on loan.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.

Summary of Abbreviations
ADR	American Depository Receipt
ADS	American Depository Shares

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

July 31, 2009

The following table shows the percent of total long-term investments by sector as of July 31, 2009:

Information Technology	21.2%
Consumer Staples	19.3%
Financials	17.4%
Health Care	9.1%
Consumer Discretionary	8.8%
Utilities	7.3%
Industrials	6.7%
Energy	5.0%
Materials	2.8%
Telecommunication Services	2.4%

100.0%

See Notes to Financial Statements

16

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2009

Assets
Investments in unaffiliated issuers, at value (cost $512,413,404) including $34,447,141 of securities loaned	$454,121,165
Investments in affiliated issuers, at value (cost $51,127,306)	51,127,306

Total investments	505,248,471
Receivable for Fund shares sold	1,044,520
Dividends receivable	1,120,634
Receivable for securities lending income	93,340
Prepaid expenses and other assets	25,370

Total assets	507,532,335

Liabilities
Payable for securities purchased	2,337,479
Payable for Fund shares redeemed	302,043
Payable for securities on loan	35,924,943
Advisory fee payable	23,752
Distribution Plan expenses payable	4,152
Due to other related parties	10,770
Accrued expenses and other liabilities	42,895

Total liabilities	38,646,034

Net assets	$468,886,301

Net assets represented by
Paid-in capital	$566,219,575
Undistributed net investment income	6,810,861
Accumulated net realized losses on investments	(45,851,896)
Net unrealized losses on investments	(58,292,239)

Total net assets	$468,886,301

Net assets consists of
Class A	$90,382,257
Class B	10,014,281
Class C	20,396,278
Class I	348,093,485

Total net assets	$468,886,301

Shares outstanding (unlimited number of shares authorized)
Class A	10,655,493
Class B	1,192,178
Class C	2,428,626
Class I	40,895,805

Net asset value per share
Class A	$8.48
Class A — Offering price (based on sales charge of 5.75%)	$9.00
Class B	$8.40
Class C	$8.40
Class I	$8.51

See Notes to Financial Statements

17

STATEMENT OF OPERATIONS

Year Ended July 31, 2009

Investment income
Dividends (net of foreign withholding taxes of $53,561)	$9,936,510
Securities lending	700,420
Income from affiliated issuers	241,362

Total investment income	10,878,292

Expenses
Advisory fee	2,438,698
Distribution Plan expenses
Class A	182,423
Class B	109,060
Class C	174,279
Administrative services fee	393,338
Transfer agent fees	467,242
Trustees’ fees and expenses	8,723
Printing and postage expenses	67,742
Custodian and accounting fees	94,255
Registration and filing fees	114,108
Professional fees	39,701
Other	12,626

Total expenses	4,102,195
Less: Expense reductions	(774)
Fee waivers	(43,644)

Net expenses	4,057,777

Net investment income	6,820,515

Net realized and unrealized gains or losses on investments
Net realized losses on securities in unaffiliated issuers	(45,640,089)
Net change in unrealized gains or losses on securities in unaffiliated issuers	(25,658,456)

Net realized and unrealized gains or losses on investments	(71,298,545)

Net decrease in net assets resulting from operations	$(64,478,030)

See Notes to Financial Statements

18

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31,

	2009		2008

Operations
Net investment income		$6,820,515		$2,634,788
Net realized gains or losses on investments		(45,640,089)		2,708,133
Net change in unrealized gains or losses on investments		(25,658,456)		(35,246,037)

Net decrease in net assets resulting from operations		(64,478,030)		(29,903,116)

Distributions to shareholders from
Net investment income
Class A		(496,227)		(434,162)
Class I		(1,920,931)		(481,870)
Net realized gains
Class A		(624,780)		(2,951,263)
Class B		(82,764)		(839,088)
Class C		(127,960)		(769,342)
Class I		(2,086,638)		(2,419,380)

Total distributions to shareholders		(5,339,300)		(7,895,105)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	9,481,734	71,961,800	3,944,858	43,951,557
Class B	146,775	1,122,131	207,712	2,308,545
Class C	1,033,587	7,827,988	947,120	10,668,405
Class I	26,024,833	202,409,140	29,882,075	324,687,095

		283,321,059		381,615,602

Net asset value of shares issued in reinvestment of distributions
Class A	115,847	814,875	281,689	3,168,824
Class B	11,211	77,017	69,499	772,828
Class C	16,357	112,370	61,400	682,150
Class I	408,592	2,887,224	217,901	2,459,154

		3,891,486		7,082,956

Automatic conversion of Class B shares to Class A shares
Class A	99,538	781,795	103,133	1,150,475
Class B	(100,283)	(781,795)	(103,682)	(1,150,475)

		0		0

Payment for shares redeemed
Class A	(7,722,224)	(54,112,559)	(2,683,287)	(29,699,383)
Class B	(669,833)	(5,531,660)	(466,292)	(5,184,759)
Class C	(833,996)	(5,943,548)	(506,655)	(5,583,859)
Class I	(14,847,713)	(111,449,200)	(6,112,522)	(68,184,402)

		(177,036,967)		(108,652,403)

Net increase in net assets resulting from capital share transactions		110,175,578		280,046,155

Total increase in net assets		40,358,248		242,247,934
Net assets
Beginning of period		428,528,053		186,280,119

End of period		$468,886,301		$428,528,053

Undistributed net investment income		$6,810,861		$2,412,678

See Notes to Financial Statements

19

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Intrinsic Value Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

As of the close of business on June 30, 2009, Class B shares of the Fund have been closed to new accounts and additional purchases by existing shareholders.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through September 28, 2009 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Non-listed equity securities are valued using evaluated prices determined by an independent pricing service which takes into consideration such factors as similar security prices, spreads, liquidity, benchmark quotes and market conditions. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers who use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

20

NOTES TO FINANCIAL STATEMENTS continued

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already

21

NOTES TO FINANCIAL STATEMENTS continued

been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. During the year ended July 31, 2009, the following amounts were reclassified:

Undistributed net investment income	$(5,174)
Accumulated net realized losses on investments	5,174

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.62% and declining to 0.45% as average daily net assets increase. For the year ended July 31, 2009, the advisory fee was equivalent to an annual rate of 0.62% of the Fund’s average daily net assets.

Metropolitan West Capital Management, LLC, an affiliate of EIMC and an indirect, majority-owned subsidiary of Wells Fargo, is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may have been deemed to control EIMC. If Wells Fargo was deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC and the sub-advisory agreement between EIMC and the Fund’s sub-advisor would have terminated automatically in

22

NOTES TO FINANCIAL STATEMENTS continued

connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC and an interim sub-advisory agreement with the sub-advisor with the same terms and conditions as the existing agreements, which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement was subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Metropolitan West Capital Management, LLC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect. In addition, a new interim sub-advisory agreement with the same terms and conditions became effective with the sub-advisor to the Fund.

Shareholders approved the new advisory agreement between the Fund and EIMC on February 12, 2009. In addition, on the same date, shareholders also approved a new sub-advisory agreement with the sub-advisor.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended July 31, 2009, EIMC contractually and voluntarily waived its advisory fee in the amount of $37,375 and $6,269, respectively.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended July 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended July 31, 2009, the transfer agent fees were equivalent to an annual rate of 0.12% of the Fund’s average daily net assets.

23

NOTES TO FINANCIAL STATEMENTS continued

Wachovia Bank NA, a subsidiary of Wells Fargo and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as the securities lending agent for the Fund (see Note 5).

4. DISTRIBUTION PLANS

EIS, an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for each of Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class. Class A assets received from GMO Pelican Fund through a prior acquisition are not assessed a distribution fee.

For the year ended July 31, 2009, EIS received $5,507 from the sale of Class A shares and $112,757 and $5,662 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $200,987,295 and $88,983,678, respectively, for the year ended July 31, 2009.

On August 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

24

NOTES TO FINANCIAL STATEMENTS continued

As of July 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

		Significant
		Other	Significant
		Observable	Unobservable
	Quoted Prices	Inputs	Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total

Equity securities
Common stocks	$454,121,165	$0	$0	$454,121,165
Short-term investments	51,127,306	0	0	51,127,306

	$505,248,471	$0	$0	$505,248,471

Further details on the major security types listed above can be found in the Schedule of Investments.

During the year ended July 31, 2009, the Fund loaned securities to certain brokers and earned $700,420, net of $78,044 paid to Wachovia Global Securities Lending as the securities lending agent. At July 31, 2009, the value of securities on loan and the total value of collateral received for securities loaned amounted to $34,447,141 and $35,924,943, respectively.

On July 31, 2009, the aggregate cost of securities for federal income tax purposes was $564,807,783. The gross unrealized appreciation and depreciation on securities based on tax cost was $28,912,991 and $88,472,303, respectively, with a net unrealized depreciation of $59,559,312.

As of July 31, 2009, the Fund had $16,421,385 in capital loss carryovers for federal income tax purposes expiring in 2017.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of July 31, 2009, the Fund incurred and will elect to defer post-October losses of $28,163,438.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended July 31, 2009, the Fund did not participate in the interfund lending program.

25

NOTES TO FINANCIAL STATEMENTS continued

7. DISTRIBUTIONS TO SHAREHOLDERS

As of July 31, 2009, the components of distributable earnings on a tax basis were as follows:

Capital Loss
Undistributed		Carryovers and	Temporary
Ordinary	Unrealized	Post-October	Book/Tax
Income	Depreciation	Losses	Differences

$6,811,601	$59,559,312	$44,584,823	$(740)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended July 31,

	2009	2008

Ordinary Income	$2,554,134	$4,666,892
Long-term Capital Gain	2,785,166	3,228,213

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009,

26

NOTES TO FINANCIAL STATEMENTS continued

the annual commitment fee was 0.09%. During the year ended July 31, 2009, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the

27

NOTES TO FINANCIAL STATEMENTS continued

Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Intrinsic Value Fund, a series of the Evergreen Equity Trust, as of July 31, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Intrinsic Value Fund as of July 31, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 28, 2009

29

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $2,785,166 for the fiscal year ended July 31, 2009.

For corporate shareholders, 100% of ordinary income dividends paid during the fiscal year ended July 31, 2009 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended July 31, 2009, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2009 year-end tax information will be reported on your 2009 Form 1099-DIV, which shall be provided to you in early 2010.

30

This page left intentionally blank

31

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

32

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; President and Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

33

580813 rv2 09/2009

Evergreen Small Cap Value Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
20	STATEMENT OF ASSETS AND LIABILITIES
21	STATEMENT OF OPERATIONS
22	STATEMENTS OF CHANGES IN NET ASSETS
23	NOTES TO FINANCIAL STATEMENTS
31	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
32	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

September 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Small Cap Value Fund for the twelve-month period ended July 31, 2009 (the “period”).

Capital markets throughout the globe continued to experience extreme pressure during the period. Home prices continued to fall and job losses persisted. In September 2008, federal officials allowed for the collapse of Lehman Brothers, and the collateral damage from this event led to further collapse. Venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze. Early in 2009, the fixed income markets worried about deflation, evidenced by investor willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased, with yields climbing for longer-term U.S. Treasuries during the first quarter of 2009. International markets were hit hard as economies in both developed and emerging countries struggled. Equity markets were affected by the weakness in economic data and corporate profits, although during April 2009, stocks rallied off their March 9th lows, with international and small cap stocks leading the gains. Signs of stability emerged in the corporate credit markets, though, as both issuance and performance improved. The price of oil surged in the second quarter of 2009, pulling most commodities higher, as gold gave back earlier gains and the dollar weakened. While recent data reflects an economy that is managing to climb from the depths of the past two quarters, we question whether the fundamentals are in place for sustainable growth, given the still unresolved issues of credit availability, rising unemployment, declining home values, auto bankruptcies, and the possibility for more bank re-capitalizations.

Due to prospects for “below-trend” growth, we consider the growing inflation fears to be overdone. Global growth is receding, oil prices remain 50% lower than last summer, and domestic home prices continue their descent. Rather, as massive global stimulus seeks areas that may hold their intrinsic value (hard assets such as gold), signs of “reflation” may continue. Yet with wages representing the largest costs for businesses and an unemployment rate headed toward 10%, it is improbable that true inflationary pressures are poised to develop until well into 2010.

1

LETTER TO SHAREHOLDERS continued

It appears that the Federal Reserve Board may agree with this assessment. At the conclusion of their meeting on June 24th, monetary policy makers decided to leave their target for the benchmark federal funds rate near zero “for an extended period” as inflation is expected to remain “subdued for some time.” In addition, the central bank reiterated its commitment to the asset purchase program announced in March 2009, whereby policy makers pledged to purchase up to $300 billion in long-term U.S. Treasury bonds and up to $1.25 trillion in mortgage-backed securities. The goal of this program is to drive prices up and yields down, in order to lower the rates borrowers must pay on a variety of loans to help improve demand and economic activity.

During a volatile and challenging period in the stock market, the management teams of Evergreen’s value- and core-equity funds held fast to their long-term disciplines. The team supervising Evergreen Equity Index Fund maintained a portfolio reflecting the composition of the Standard & Poor’s 500 Index, using a proprietary process to control trading and operational costs. Managers of Evergreen Enhanced S&P 500® Fund, meanwhile, employed a discipline based principally on quantitative analysis to select a portfolio composed principally of larger-company stocks. Managers of Evergreen Equity Income Fund emphasized companies with the ability to both maintain and increase their dividends to shareholders. The team managing Evergreen Fundamental Large Cap Fund, meanwhile, emphasized companies with attractive earnings growth records and strong management teams. At the same time, the team supervising Evergreen Fundamental Mid Cap Value Fund focused on mid-sized companies selling at reasonable valuations. Portfolio managers of Evergreen Intrinsic Value Fund sought out positions in established companies selling at a discount to the managers’ estimate of the stock’s intrinsic value. Meanwhile, managers of Evergreen Disciplined Value Fund employed a combination of quantitative tools and traditional fundamental analysis in reviewing opportunities among large companies. Meanwhile, teams supervising Evergreen Small Cap Value Fund and Evergreen Special Values Fund each selected stocks based on their assessments of better quality, small cap companies with reasonable prices and strong balance sheets.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

2

LETTER TO SHAREHOLDERS continued

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

Notice to Shareholders:

Effective after the close of business on June 30, 2009, Class B shares of the Fund was closed to new accounts and additional purchases by existing shareholders. Existing shareholders of Class B shares of the Fund may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each fund’s prospectus and may also continue to add to their accounts through dividend reinvestment. All other Class B share features and attributes, including, but not limited to, the 12b-1 fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

3

FUND AT A GLANCE

as of July 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

James M. Tringas, CFA, CPA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 6/30/2009.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 12/30/1997

	Class A	Class B	Class C	Class I
Class inception date	7/31/1998	4/25/2003	4/25/2003	12/30/1997

Nasdaq symbol	ESKAX	ESKBX	ESKCX	ESKIX

Average annual return*

1-year with sales charge	-31.37%	-30.26%	-28.34%	N/A

1-year w/o sales charge	-27.18%	-27.76%	-27.84%	-27.07%

5-year	-2.65%	-2.40%	-2.24%	-1.24%

10-year	4.09%	4.38%	4.37%	5.02%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class A prior to 4/25/2003 is based on the performance of the Investor shares of the fund’s predecessor fund, Undiscovered Managers Small Cap Value Fund, and prior to its inception, on the Institutional shares, the original class offered by the fund’s predecessor fund. Historical performance shown for Classes B and C prior to their inception is based on the performance of Class I. Historical performance for Class I prior to 4/25/2003 is based on the performance of the Institutional shares of the fund’s predecessor fund. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A, 0.35% for Investor shares, and 1.00% for Classes B and C. Class I does not and Institutional shares did not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class A would have been different.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Small Cap Value Fund Class A shares versus a similar investment in the Russell 2000 Value Index (Russell 2000 Value) and the Consumer Price Index (CPI).

The Russell 2000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class B shares are closed to new investments by new and existing shareholders.

Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

All data is as of July 31, 2009, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -27.18% for the twelve-month period ended July 31, 2009, excluding any applicable sales charges. During the same period, the Russell 2000 Value returned -20.67%.

The fund’s objective is to seek long-term growth of capital.

Investment process

Since February of 2009, the fund has been managed according to the same investment philosophy and process as Evergreen Special Values Fund. The fund’s objective is to seek long-term growth of capital. Our goal is to pursue above-average returns while employing a strategy of risk minimization. We seek to invest in high-quality companies only when we believe projected returns relative to the potential risk of capital losses are heavily in our favor. For each company that we analyze, we calculate intrinsic value using a financial buyer methodology. In other words, we ask the question “What price would a cash buyer pay for this business?” We also ask the question, “How much risk are we assuming should we buy (or continue to own) a particular stock?” The answers to these questions are what guide our capital allocation process. As a result, the fund will often own securities that are currently out of favor in the marketplace or facing short-term challenges that will take several months or perhaps quarters to correct.

The fiscal year ending July 31, 2009, was a challenging period for small cap value investors, and indeed, investors of all types. The early part of the fiscal year was defined by the sudden and unexpected collapse of Lehman Brothers. After historic market declines and volatility in the fall, the market staged a brief rally in response to government intervention efforts. However, as concerns mounted regarding the depth and severity of the recession, another wave of selling dominated the markets early in the calendar year. By early March, based on positive comments from several banking CEOs, the market began a recovery. As winter turned to spring, the markets continued to recover, surprising those who did not expect such a sharp reversal in sentiment and risk appetite. Toward the end of our fiscal year, it had become apparent that the recovery in the markets was more than just a relief rally.

Absolute returns were once again disappointing, and the fund underperformed its benchmark. The first half of the year was very disappointing, as our aggressive positioning in economically sensitive stocks was premature. However, a significant amount of this underperformance was recaptured early in 2009, as our almost total avoidance of Financials stocks paid dividends. Overall, our overweight position in Industrials and Energy hurt performance while our underweight in Finance was a positive contributor. Stock selection was particularly weak in Consumer Staples and Industrials, and contributed positively in Materials.

Contributors to performance

Two contributors to performance were HCC Insurance Holdings, a diversified insurer, and Scotts Miracle-Gro, a producer of lawn and garden care products. HCC increased in

6

PORTFOLIO MANAGER COMMENTARY continued

value due to its conservative underwriting practices and strong balance sheet. Scotts increased substantially due to a recovery in its earnings from a disappointing 2008 and investor comfort that the company would not have debt refinancing issues. Schweitzer-Mauduit (SWM) was a large contributor to performance. The maker of fine papers for the cigarette industry enjoyed success from their patent protected process for making cigarettes safer. SWM is the leading producer of fine papers for lower ignition propensity (LIP) cigarettes. The rapid adoption of this paper in North America greatly improved SWM’s profit margins.

Detractors from performance

Several holdings hurt performance. Reddy Ice declined substantially due to concerns regarding its ability to refinance its significant debt obligations maturing in 2012. NCI Building Systems declined due to a sharp decline in earnings as a result of the recession and concerns regarding near-term debt maturities. Commercial Vehicle Group, a maker of products for the heavy duty truck, construction, agricultural, industrial, marine and specialty industries, also declined for similar reasons. Stewart Information Services declined slightly over our holding period but lagged the robust gains of the benchmark. Increased mortgage rates in the spring caused mortgage refinancing activity to slow substantially from earlier levels. In addition, the lack of evidence of a housing recovery clouded Stewart’s near-term outlook.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

7

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2009 to July 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	2/1/2009	7/31/2009	During Period*

Actual
Class A	$1,000.00	$1,262.70	$11.28
Class B	$1,000.00	$1,256.76	$15.50
Class C	$1,000.00	$1,256.76	$15.50
Class I	$1,000.00	$1,263.01	$9.93
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,014.83	$10.04
Class B	$1,000.00	$1,011.06	$13.81
Class C	$1,000.00	$1,011.06	$13.81
Class I	$1,000.00	$1,016.02	$ 8.85

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (2.01% for Class A, 2.77% for Class B, 2.77% for Class C and 1.77% for Class I), multiplied by the average account value over the period, multiplied by 181 / 365 days.

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS A	2009	2008	2007	2006	2005

Net asset value, beginning of period	$17.06	$21.95	$24.12	$24.45	$20.94

Income from investment operations
Net investment income (loss)	(0.03)[1]	(0.01)[1]	0.02	(0.04)	(0.12)
Net realized and unrealized gains or losses on investments	(5.61)	(2.79)	3.37	0.99	5.04

Total from investment operations	(5.64)	(2.80)	3.39	0.95	4.92

Distributions to shareholders from
Net investment income	0 [2]	(0.09)	0	0	0
Net realized gains	(2.72)	(2.00)	(5.56)	(1.28)	(1.41)

Total distributions to shareholders	(2.72)	(2.09)	(5.56)	(1.28)	(1.41)

Net asset value, end of period	$8.70	$17.06	$21.95	$24.12	$24.45

Total return[3]	(27.18)%	(13.70)%	13.97%	4.12%	24.39%[4]

Ratios and supplemental data
Net assets, end of period (thousands)	$20,147	$56,679	$85,292	$91,139	$100,763
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.83%	1.63%	1.47%	1.43%	1.53%
Expenses excluding waivers/reimbursements and expense reductions	1.83%	1.63%	1.47%	1.43%	1.53%
Net investment income (loss)	(0.29)%	(0.05)%	0.07%	(0.11)%	(0.59)%
Portfolio turnover rate	138%	49%	23%	42%	56%

1	Per share amount is based on average shares outstanding during the period.
2	Amount represents less than $0.005 per share.
3	Excluding applicable sales charges
4	Total return increased 0.16% during the period due to a voluntary reimbursement by the investment advisor for losses incurred in connection with a violation of an investment restriction of the Fund.

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS B	2009	2008	2007	2006	2005

Net asset value, beginning of period	$16.71	$21.60	$23.97	$24.48	$21.11

Income from investment operations
Net investment income (loss)	(0.09)	(0.15)[1]	(0.13)	(0.24)	(0.22)
Net realized and unrealized gains or losses on investments	(5.53)	(2.74)	3.32	1.01	5.00

Total from investment operations	(5.62)	(2.89)	3.19	0.77	4.78

Distributions to shareholders from
Net realized gains	(2.72)	(2.00)	(5.56)	(1.28)	(1.41)

Net asset value, end of period	$8.37	$16.71	$21.60	$23.97	$24.48

Total return[2]	(27.76)%	(14.36)%	13.16%	3.35%	23.49%[3]

Ratios and supplemental data
Net assets, end of period (thousands)	$3,369	$6,637	$9,601	$10,178	$11,086
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.60%	2.38%	2.22%	2.18%	2.24%
Expenses excluding waivers/reimbursements and expense reductions	2.60%	2.38%	2.22%	2.18%	2.24%
Net investment income (loss)	(1.06)%	(0.80)%	(0.68)%	(0.86)%	(1.29)%
Portfolio turnover rate	138%	49%	23%	42%	56%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges
3	Total return increased 0.15% during the period due to a voluntary reimbursement by the investment advisor for losses incurred in connection with a violation of an investment restriction of the Fund.

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS C	2009	2008	2007	2006	2005

Net asset value, beginning of period	$16.73	$21.61	$23.99	$24.50	$21.12

Income from investment operations
Net investment income (loss)	(0.09)[1]	(0.15)[1]	(0.16)	(0.26)	(0.20)
Net realized and unrealized gains or losses on investments	(5.55)	(2.73)	3.34	1.03	4.99

Total from investment operations	(5.64)	(2.88)	3.18	0.77	4.79

Distributions to shareholders from
Net realized gains	(2.72)	(2.00)	(5.56)	(1.28)	(1.41)

Net asset value, end of period	$8.37	$16.73	$21.61	$23.99	$24.50

Total return[2]	(27.84)%	(14.30)%	13.11%	3.35%	23.53%[3]

Ratios and supplemental data
Net assets, end of period (thousands)	$3,692	$6,047	$9,075	$10,188	$11,976
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.61%	2.38%	2.22%	2.18%	2.24%
Expenses excluding waivers/reimbursements and expense reductions	2.61%	2.38%	2.22%	2.18%	2.24%
Net investment income (loss)	(1.09)%	(0.80)%	(0.68)%	(0.86)%	(1.30)%
Portfolio turnover rate	138%	49%	23%	42%	56%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges
3	Total return increased 0.15% during the period due to a voluntary reimbursement by the investment advisor for losses incurred in connection with a violation of an investment restriction of the Fund.

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS I	2009	2008	2007	2006	2005

Net asset value, beginning of period	$17.77	$22.81	$24.81	$25.05	$21.36

Income from investment operations
Net investment income (loss)	0 [1]	0.04 [1]	0.10 [1]	0.03	(0.07)
Net realized and unrealized gains or losses on investments	(5.82)	(2.90)	3.46	1.01	5.17

Total from investment operations	(5.82)	(2.86)	3.56	1.04	5.10

Distributions to shareholders from
Net investment income	(0.01)	(0.18)	0	0	0
Net realized gains	(2.72)	(2.00)	(5.56)	(1.28)	(1.41)

Total distributions to shareholders	(2.73)	(2.18)	(5.56)	(1.28)	(1.41)

Net asset value, end of period	$9.22	$17.77	$22.81	$24.81	$25.05

Total return	(27.07)%	(13.48)%	14.30%	4.39%	24.76%[2]

Ratios and supplemental data
Net assets, end of period (thousands)	$24,266	$51,962	$104,898	$348,269	$335,601
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.59%	1.37%	1.20%	1.18%	1.24%
Expenses excluding waivers/reimbursements and expense reductions	1.59%	1.37%	1.20%	1.18%	1.24%
Net investment income (loss)	(0.05)%	0.19%	0.39%	0.14%	(0.30)%
Portfolio turnover rate	138%	49%	23%	42%	56%

1	Per share amount is based on average shares outstanding during the period.
2	Total return increased 0.14% during the period due to a voluntary reimbursement by the investment advisor for losses incurred in connection with a violation of an investment restriction of the Fund.

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS

July 31, 2009

	Shares	Value

COMMON STOCKS 97.1%
CONSUMER DISCRETIONARY 11.9%
Auto Components 0.4%
Modine Manufacturing Co.	26,358	$201,639

Diversified Consumer Services 1.2%
Hillenbrand, Inc.	32,965	597,326

Hotels, Restaurants & Leisure 3.1%
DineEquity, Inc. ρ	8,617	212,926
Ruby Tuesday, Inc. *	64,867	485,205
Wendy’s/Arby’s Group, Inc.	194,026	888,639

		1,586,770

Household Durables 3.2%
Blyth, Inc.	25,405	1,077,934
Cavco Industries, Inc. *	9,787	335,009
Dixie Group, Inc. * +	12,898	40,500
Ethan Allen Interiors, Inc.	7,253	92,330
Furniture Brands International, Inc.	30,471	122,189

		1,667,962

Internet & Catalog Retail 0.2%
HSN, Inc. *	12,483	126,453

Media 0.6%
A. H. Belo Corp., Ser. A	44,948	106,976
Journal Communications, Inc., Class A	65,537	182,193

		289,169

Specialty Retail 2.3%
AnnTaylor Stores Corp. *	13,635	164,574
Christopher & Banks Corp.	23,051	182,564
Genesco, Inc. *	26,791	581,901
Men’s Wearhouse, Inc.	7,872	170,114
Zale Corp. * ρ	16,259	96,253

		1,195,406

Textiles, Apparel & Luxury Goods 0.9%
Delta Apparel Co. *	12,529	105,870
Kenneth Cole Productions, Inc., Class A	33,804	271,446
Maidenform Brands, Inc. *	5,289	73,147

		450,463

CONSUMER STAPLES 6.2%
Food & Staples Retailing 2.7%
Casey’s General Stores, Inc.	43,757	1,200,255
Winn-Dixie Stores, Inc. *	11,973	169,657

		1,369,912

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Food Products 2.1%
American Italian Pasta Co., Class A *	24,218	$761,898
Seneca Foods Corp., Class A *	4,971	127,307
TreeHouse Foods, Inc. *	6,108	198,205

		1,087,410

Household Products 0.4%
WD-40 Co.	6,582	198,974

Personal Products 0.4%
Prestige Brands Holdings, Inc. *	30,055	196,259

Tobacco 0.6%
Universal Corp.	8,250	314,078

ENERGY 5.8%
Energy Equipment & Services 3.0%
Atwood Oceanics, Inc. *	35,031	1,010,294
Cal Dive International, Inc. *	17,337	154,820
Global Industries, Ltd. *	37,464	255,879
WSP Holdings, Ltd., ADR	17,923	112,198

		1,533,191

Oil, Gas & Consumable Fuels 2.8%
BioFuel Energy Corp. *	811	503
Mariner Energy, Inc. *	34,618	415,070
Rosetta Resources, Inc. *	15,922	165,111
Stone Energy Corp.	12,007	130,396
Whiting Petroleum Corp. *	16,087	739,358

		1,450,438

FINANCIALS 24.0%
Capital Markets 3.5%
Investment Technology Group, Inc. *	31,715	708,830
Knight Capital Group, Inc., Class A *	35,980	668,149
Kohlberg Capital Corp.	36,471	217,002
Westwood Holdings Group, Inc. +	5,848	228,306

		1,822,287

Commercial Banks 10.6%
BancorpSouth, Inc.	39,635	891,787
BOK Financial Corp.	7,574	317,275
F.N.B. Corp.	11,533	89,496
First Citizens Bancshares, Inc., Class A	14,962	2,125,053
IBERIABANK Corp.	11,828	554,024
Sterling Bancshares, Inc.	49,031	395,680
UMB Financial Corp.	25,848	1,078,379

		5,451,694

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Insurance 8.2%
Endurance Specialty Holdings, Ltd.	41,145	$1,373,009
IPC Holdings, Ltd.	28,056	811,941
Stewart Information Services Corp.	47,590	655,314
Validus Holdings, Ltd.	8,730	198,171
Willis Group Holdings, Ltd.	46,458	1,157,733

		4,196,168

Thrifts & Mortgage Finance 1.7%
NewAlliance Bancshares, Inc.	71,567	876,696
Provident New York Bancorp	2,222	21,553

		898,249

HEALTH CARE 1.6%
Health Care Equipment & Supplies 0.4%
CONMED Corp. *	2,612	45,919
Hill-Rom Holdings, Inc.	3,446	59,065
ICU Medical, Inc. *	1,369	53,295
Syneron Medical, Ltd. *	8,614	70,979

		229,258

Health Care Providers & Services 0.4%
AMN Healthcare Services, Inc. *	27,168	197,783
Cross Country Healthcare, Inc. *	3,483	29,083

		226,866

Life Sciences Tools & Services 0.4%
Cambrex Corp. *	41,254	188,943

Pharmaceuticals 0.4%
Biovail Corp.	8,111	108,606
King Pharmaceuticals, Inc. *	10,226	92,750

		201,356

INDUSTRIALS 16.5%
Aerospace & Defense 0.2%
GenCorp, Inc. *	35,493	92,282

Air Freight & Logistics 0.2%
UTi Worldwide, Inc. *	6,206	78,320

Building Products 1.2%
Quanex Building Products Corp.	52,631	625,783

Commercial Services & Supplies 3.2%
ACCO Brands Corp. *	71,970	314,509
Courier Corp.	18,550	306,817

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Commercial Services & Supplies continued
Ennis, Inc.	4,831	$71,161
Viad Corp.	54,764	970,418

		1,662,905

Electrical Equipment 1.7%
Belden, Inc.	32,203	564,841
Franklin Electric Co., Inc.	10,404	337,089

		901,930

Industrial Conglomerates 0.1%
Tredegar Corp.	4,356	63,772

Machinery 5.6%
Circor International, Inc.	5,948	137,161
Commercial Vehicle Group, Inc. *	129,445	260,184
EnPro Industries, Inc. *	3,864	68,857
Kadant, Inc. * +	47,326	525,792
Mueller Industries, Inc. ρ	79,679	1,893,173

		2,885,167

Professional Services 2.9%
Heidrick & Struggles International, Inc.	33,782	692,193
Korn/Ferry International *	32,946	458,279
Monster Worldwide, Inc. *	24,549	319,873

		1,470,345

Road & Rail 1.4%
Arkansas Best Corp.	25,697	731,850

INFORMATION TECHNOLOGY 20.2%
Communications Equipment 2.9%
Avocent Corp. *	8,566	132,859
Ciena Corp. * ρ	24,656	275,161
CommScope, Inc. *	21,550	551,680
Harris Stratex Networks, Inc., Class A *	22,330	154,970
NETGEAR, Inc. *	16,034	272,738
Sycamore Networks, Inc. *	35,516	120,754

		1,508,162

Computers & Peripherals 4.2%
Adaptec, Inc. *	151,285	402,418
Electronics for Imaging, Inc. *	38,770	441,978
Imation Corp.	107,617	977,163
Quantum Corp. *	364,034	334,911

		2,156,470

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Electronic Equipment, Instruments & Components 3.6%
AVX Corp.	34,040	$374,100
Benchmark Electronics, Inc. *	12,568	198,574
Celestica, Inc. *	11,107	88,523
Coherent, Inc. *	15,658	307,210
Orbotech, Ltd. *	42,436	461,704
Rogers Corp. *	1,959	48,877
Technitrol, Inc.	51,882	376,663

		1,855,651

Internet Software & Services 2.4%
EarthLink, Inc. *	17,739	149,895
IAC/InterActiveCorp.	59,835	1,101,562

		1,251,457

Semiconductors & Semiconductor Equipment 5.1%
ANADIGICS, Inc. *	20,893	86,497
ATMI, Inc. *	25,658	466,719
Cabot Microelectronics Corp. *	13,584	460,769
DSP Group, Inc. *	38,516	335,474
Exar Corp. *	60,293	423,860
Lattice Semiconductor Corp. *	174,391	385,404
Standard Microsystems Corp. *	14,518	336,818
Trident Microsystems, Inc. *	30,803	51,749
Zoran Corp. *	5,378	61,955

		2,609,245

Software 2.0%
Corel Corp. * +	48,140	109,278
Kenexa Corp. *	9,819	119,792
Lawson Software, Inc. *	29,376	174,493
Mentor Graphics Corp. *	22,507	156,198
Novell, Inc. *	100,989	462,530

		1,022,291

MATERIALS 6.1%
Chemicals 2.4%
A. Schulman, Inc.	25,748	548,690
American Pacific Corp. * +	18,769	152,029
Arch Chemicals, Inc.	4,926	130,785
Innospec, Inc.	17,217	205,571
Minerals Technologies, Inc.	4,111	178,705

		1,215,780

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
MATERIALS continued
Paper & Forest Products 3.7%
Clearwater Paper Corp. *	4,489	$179,874
Glatfelter	33,763	349,447
Neenah Paper, Inc.	48,273	473,076
Schweitzer-Mauduit International, Inc.	28,147	920,407

		1,922,804

TELECOMMUNICATION SERVICES 0.1%
Diversified Telecommunication Services 0.1%
Premiere Global Services, Inc. *	2,933	28,127

UTILITIES 4.7%
Electric Utilities 4.3%
Allete, Inc.	47,043	1,504,435
El Paso Electric Co. *	47,824	722,621

		2,227,056

Gas Utilities 0.4%
Atmos Energy Corp.	6,801	184,715

Total Common Stocks (cost $41,134,362)		49,974,383

SHORT-TERM INVESTMENTS 4.8%
MUTUAL FUND SHARES 4.8%
BGI Prime Money Market Fund, Premium Shares, 0.15% ρρ q	74	74
BlackRock Liquidity TempFund, Institutional Class, 0.31% ρρ q	217,372	217,372
Evergreen Institutional Money Market Fund, Class I, 0.22% ρρ q ø	2,226,326	2,226,326
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 0.21% ρρ q	43,013	43,013

Total Short-Term Investments (cost $2,486,785)		2,486,785

Total Investments (cost $43,621,147) 101.9%		52,461,168
Other Assets and Liabilities (1.9%)		(986,131)

Net Assets 100.0%		$51,475,037

ρ	All or a portion of this security is on loan.
*	Non-income producing security
+	Security is deemed illiquid.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADR	American Depository Receipt

See Notes to Financial Statements

18

SCHEDULE OF INVESTMENTS continued

July 31, 2009

The following table shows the percent of total long-term investments by sector as of July 31, 2009:

Financials	24.8%
Information Technology	20.8%
Industrials	17.0%
Consumer Discretionary	12.2%
Consumer Staples	6.3%
Materials	6.3%
Energy	6.0%
Utilities	4.8%
Health Care	1.7%
Telecommunication Services	0.1%

100.0%

See Notes to Financial Statements

19

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2009

Assets
Investments in unaffiliated issuers, at value (cost $41,394,821) including $1,029,276 of securities loaned	$50,234,842
Investments in affiliated issuers, at value (cost $2,226,326)	2,226,326

Total investments	52,461,168
Segregated cash	6,149
Receivable for securities sold	432,446
Receivable for Fund shares sold	76,038
Dividends receivable	26,717
Receivable for securities lending income	190
Prepaid expenses and other assets	14,342

Total assets	53,017,050

Liabilities
Payable for securities purchased	134,348
Payable for Fund shares redeemed	50,821
Payable for securities on loan	1,320,928
Advisory fee payable	3,805
Distribution Plan expenses payable	994
Due to other related parties	1,364
Printing and postage expenses payable	13,737
Accrued expenses and other liabilities	16,016

Total liabilities	1,542,013

Net assets	$51,475,037

Net assets represented by
Paid-in capital	$92,040,354
Overdistributed net investment loss	(10,275)
Accumulated net realized losses on investments	(49,395,063)
Net unrealized gains on investments	8,840,021

Total net assets	$51,475,037

Net assets consists of
Class A	$20,147,367
Class B	3,368,930
Class C	3,692,388
Class I	24,266,352

Total net assets	$51,475,037

Shares outstanding (unlimited number of shares authorized)
Class A	2,316,986
Class B	402,583
Class C	440,950
Class I	2,631,727

Net asset value per share
Class A	$8.70
Class A — Offering price (based on sales charge of 5.75%)	$9.23
Class B	$8.37
Class C	$8.37
Class I	$9.22

See Notes to Financial Statements

20

STATEMENT OF OPERATIONS

Year Ended July 31, 2009

Investment income
Dividends (net of foreign withholding taxes of $88)	$955,621
Securities lending	67,117
Income from affiliated issuers	62,516

Total investment income	1,085,254

Expenses
Advisory fee	633,074
Distribution Plan expenses
Class A	78,776
Class B	38,257
Class C	39,708
Administrative services fee	70,342
Transfer agent fees	260,323
Trustees’ fees and expenses	1,595
Printing and postage expenses	34,615
Custodian and accounting fees	23,890
Registration and filing fees	54,433
Professional fees	24,500
Interest expense	120
Other	13,975

Total expenses	1,273,608
Less: Expense reductions	(227)
Fee waivers	(42)

Net expenses	1,273,339

Net investment loss	(188,085)

Net realized and unrealized gains or losses on investments
Net realized losses on securities in unaffiliated issuers	(47,053,676)
Net change in unrealized gains or losses on securities in unaffiliated issuers	5,302,655

Net realized and unrealized gains or losses on investments	(41,751,021)

Net decrease in net assets resulting from operations	$(41,939,106)

See Notes to Financial Statements

21

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31,

	2009		2008

Operations
Net investment loss		$(188,085)		$(28,762)
Net realized gains or losses on investments		(47,053,676)		30,419,581
Net change in unrealized gains or losses on investments		5,302,655		(52,460,695)

Net decrease in net assets resulting from operations		(41,939,106)		(22,069,876)

Distributions to shareholders from
Net investment income
Class A		(4,754)		(360,615)
Class I		(46,206)		(602,941)
Net realized gains
Class A		(8,511,946)		(7,329,973)
Class B		(975,480)		(837,101)
Class C		(1,092,762)		(789,009)
Class I		(8,480,698)		(6,544,509)

Total distributions to shareholders		(19,111,846)		(16,464,148)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	713,815	6,196,825	573,768	10,867,176
Class B	55,646	520,404	64,376	1,160,867
Class C	157,777	1,560,152	101,580	1,841,428
Class I	1,358,867	17,076,546	568,770	10,940,072

		25,353,927		24,809,543

Net asset value of shares issued in reinvestment of distributions
Class A	1,244,889	7,905,632	368,918	7,032,849
Class B	147,780	907,368	41,318	773,065
Class C	132,899	816,000	35,427	663,187
Class I	999,151	6,729,299	322,599	6,411,347

		16,358,299		14,880,448

Automatic conversion of Class B shares to Class A shares
Class A	10,972	117,635	8,357	159,480
Class B	(11,311)	(117,635)	(8,509)	(159,480)

		0		0

Payment for shares redeemed
Class A	(2,974,079)	(23,758,073)	(1,515,242)	(28,547,381)
Class B	(186,607)	(1,636,860)	(144,691)	(2,637,602)
Class C	(211,271)	(1,729,641)	(195,429)	(3,508,504)
Class I	(2,650,063)	(23,386,282)	(2,566,532)	(54,004,297)

		(50,510,856)		(88,697,784)

Net decrease in net assets resulting from capital share transactions		(8,798,630)		(49,007,793)

Total decrease in net assets		(69,849,582)		(87,541,817)
Net assets
Beginning of period		121,324,619		208,866,436

End of period		$51,475,037		$121,324,619

Overdistributed net investment loss		$(10,275)		$(11,355)

See Notes to Financial Statements

22

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Small Cap Value Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge, but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

As of the close of business on June 30, 2009, Class B shares of the Fund have been closed to new accounts and additional purchases by existing shareholders.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through September 28, 2009 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

23

NOTES TO FINANCIAL STATEMENTS continued

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

24

NOTES TO FINANCIAL STATEMENTS continued

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating loss, real estate investment trusts, dividend redesignations and dividends paid through share redemptions. During the year ended July 31, 2009, the following amounts were reclassified:

Paid-in capital	$1,490,671
Overdistributed net investment loss	240,125
Accumulated net realized losses on investments	(1,730,796)

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.90% and declining to 0.70% as average daily net assets increase. For the year ended July 31, 2009, the advisory fee was equivalent to an annual rate of 0.90% of the Fund’s average daily net assets.

Prior to January 29, 2009, J.L. Kaplan Associates, LLC, an affiliate of EIMC and a subsidiary of Wells Fargo, was the investment sub-advisor to the Fund and was paid by EIMC for its services to the Fund.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may have been deemed to control EIMC. If Wells Fargo was deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC and the sub-advisory agreement between EIMC and the Fund’s sub-advisor would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC and

25

NOTES TO FINANCIAL STATEMENTS continued

an interim sub-advisory agreement with the sub-advisor with the same terms and conditions as the existing agreements, which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement was subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, J.L. Kaplan Associates, LLC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect. In addition, a new interim sub-advisory agreement with the same terms and conditions became effective with the sub-advisor to the Fund.

Shareholders approved the new advisory agreement between the Fund and EIMC on March 19, 2009.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended July 31, 2009, EIMC voluntarily waived its advisory fee in the amount of $42.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended July 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended July 31, 2009, the transfer agent fees were equivalent to an annual rate of 0.37% of the Fund’s average daily net assets.

Wachovia Bank NA, a subsidiary of Wells Fargo and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as the securities lending agent for the Fund (see Note 5).

26

NOTES TO FINANCIAL STATEMENTS continued

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the six months ended July 31, 2009, the Fund paid brokerage commissions of $1,304 to broker-dealers affiliated with Wells Fargo.

4. DISTRIBUTION PLANS

EIS, an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the year ended July 31, 2009, EIS received $1,276 from the sale of Class A shares and $114, $7,384 and $3,517 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $95,047,431 and $121,493,932, respectively, for the year ended July 31, 2009.

On August 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

27

NOTES TO FINANCIAL STATEMENTS continued

As of July 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

		Significant
		Other	Significant
		Observable	Unobservable
	Quoted Prices	Inputs	Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total

Equity securities
Common stocks	$49,974,383	$0	$0	$49,974,383
Short-term investments	2,486,785	0	0	2,486,785

	$52,461,168	$0	$0	$52,461,168

Further details on the major security types listed above can be found in the Schedule of Investments.

During the year ended July 31, 2009, the Fund loaned securities to certain brokers and earned $67,117, net of $7,835 paid to Wachovia Global Securities Lending as the securities lending agent. At July 31, 2009, the value of securities on loan and the total value of collateral received for securities loaned (including segregated cash) amounted to $1,029,276 and $1,320,928, respectively.

On July 31, 2009, the aggregate cost of securities for federal income tax purposes was $43,729,914. The gross unrealized appreciation and depreciation on securities based on tax cost was $10,026,345 and $1,295,091, respectively, with a net unrealized appreciation of $8,731,254.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of July 31, 2009, the Fund incurred and will elect to defer post-October losses of $49,286,296.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended July 31, 2009, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of July 31, 2009, the components of distributable earnings on a tax basis were as follows:

		Temporary
Unrealized	Post-October	Book/Tax
Appreciation	Losses	Differences

$8,731,254	$49,286,296	$(10,275)

28

NOTES TO FINANCIAL STATEMENTS continued

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended July 31,

	2009	2008

Ordinary Income	$1,224,514	$963,556
Long-term Capital Gain	17,887,332	15,500,592

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%.

During the year ended July 31, 2009, the Fund had average borrowings outstanding of $17,623 at a rate of 0.68% and paid interest of $120.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

29

NOTES TO FINANCIAL STATEMENTS continued

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Small Cap Value Fund, a series of the Evergreen Equity Trust, as of July 31, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Small Cap Value Fund as of July 31, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 28, 2009

31

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $17,887,332 for the fiscal year ended July 31, 2009.

For corporate shareholders, 100% of ordinary income dividends paid during the fiscal year ended July 31, 2009 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended July 31, 2009, the Fund designates 60.69% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2009 year-end tax information will be reported on your 2009 Form 1099-DIV, which shall be provided to you in early 2010.

32

This page left intentionally blank

33

This page left intentionally blank

34

This page left intentionally blank

35

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

36

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; President and Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

567508 rv6 09/2009

Evergreen Special Values Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
10	ABOUT YOUR FUND’S EXPENSES
11	FINANCIAL HIGHLIGHTS
16	SCHEDULE OF INVESTMENTS
23	STATEMENT OF ASSETS AND LIABILITIES
24	STATEMENT OF OPERATIONS
25	STATEMENTS OF CHANGES IN NET ASSETS
27	NOTES TO FINANCIAL STATEMENTS
36	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
37	ADDITIONAL INFORMATION
40	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

September 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Special Values Fund for the twelve-month period ended July 31, 2009 (the “period”).

Capital markets throughout the globe continued to experience extreme pressure during the period. Home prices continued to fall and job losses persisted. In September 2008, federal officials allowed for the collapse of Lehman Brothers, and the collateral damage from this event led to further collapse. Venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze. Early in 2009, the fixed income markets worried about deflation, evidenced by investor willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased, with yields climbing for longer-term U.S. Treasuries during the first quarter of 2009. International markets were hit hard as economies in both developed and emerging countries struggled. Equity markets were affected by the weakness in economic data and corporate profits, although during April 2009, stocks rallied off their March 9th lows, with international and small cap stocks leading the gains. Signs of stability emerged in the corporate credit markets, though, as both issuance and performance improved. The price of oil surged in the second quarter of 2009, pulling most commodities higher, as gold gave back earlier gains and the dollar weakened. While recent data reflects an economy that is managing to climb from the depths of the past two quarters, we question whether the fundamentals are in place for sustainable growth, given the still unresolved issues of credit availability, rising unemployment, declining home values, auto bankruptcies, and the possibility for more bank re-capitalizations.

Due to prospects for “below-trend” growth, we consider the growing inflation fears to be overdone. Global growth is receding, oil prices remain 50% lower than last summer, and domestic home prices continue their descent. Rather, as massive global stimulus seeks areas that may hold their intrinsic value (hard assets such as gold), signs of “reflation” may continue. Yet with wages representing the largest costs for businesses and an unemployment rate headed toward 10%, it is improbable that true inflationary pressures are poised to develop until well into 2010.

LETTER TO SHAREHOLDERS continued

It appears that the Federal Reserve Board may agree with this assessment. At the conclusion of their meeting on June 24th, monetary policy makers decided to leave their target for the benchmark federal funds rate near zero “for an extended period” as inflation is expected to remain “subdued for some time.” In addition, the central bank reiterated its commitment to the asset purchase program announced in March 2009, whereby policy makers pledged to purchase up to $300 billion in long-term U.S. Treasury bonds and up to $1.25 trillion in mortgage-backed securities. The goal of this program is to drive prices up and yields down, in order to lower the rates borrowers must pay on a variety of loans to help improve demand and economic activity.

During a volatile and challenging period in the stock market, the management teams of Evergreen’s value- and core-equity funds held fast to their long-term disciplines. The team supervising Evergreen Equity Index Fund maintained a portfolio reflecting the composition of the Standard & Poor’s 500 Index, using a proprietary process to control trading and operational costs. Managers of Evergreen Enhanced S&P 500® Fund, meanwhile, employed a discipline based principally on quantitative analysis to select a portfolio composed principally of larger-company stocks. Managers of Evergreen Equity Income Fund emphasized companies with the ability to both maintain and increase their dividends to shareholders. The team managing Evergreen Fundamental Large Cap Fund, meanwhile, emphasized companies with attractive earnings growth records and strong management teams. At the same time, the team supervising Evergreen Fundamental Mid Cap Value Fund focused on mid-sized companies selling at reasonable valuations. Portfolio managers of Evergreen Intrinsic Value Fund sought out positions in established companies selling at a discount to the managers’ estimate of the stock’s intrinsic value. Meanwhile, managers of Evergreen Disciplined Value Fund employed a combination of quantitative tools and traditional fundamental analysis in reviewing opportunities among large companies. Meanwhile, teams supervising Evergreen Small Cap Value Fund and Evergreen Special Values Fund each selected stocks based on their assessments of better quality, small cap companies with reasonable prices and strong balance sheets.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

LETTER TO SHAREHOLDERS continued

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

Notice to Shareholders:

Effective after the close of business on June 30, 2009, Class B shares of the Fund was closed to new accounts and additional purchases by existing shareholders. Existing shareholders of Class B shares of the Fund may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each fund’s prospectus and may also continue to add to their accounts through dividend reinvestment. All other Class B share features and attributes, including, but not limited to, the 12b-1 fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

FUND AT A GLANCE

as of July 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

James M. Tringas, CFA, CPA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 6/30/2009.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 5/7/1993

Class inception date	Class A 5/7/1993	Class B 3/26/1999	Class C 12/12/2000	Class I 7/23/1996	Class R 10/10/2003

Nasdaq symbol	ESPAX	ESPBX	ESPCX	ESPIX	ESPRX

Average annual return*

1-year with sales charge	-21.01%	-20.98%	-17.62%	N/A	N/A

1-year w/o sales charge	-16.17%	-16.83%	-16.79%	-15.96%	-16.44%

5-year	0.54%	0.75%	0.98%	2.00%	1.49%

10-year	6.11%	5.94%	6.08%	7.02%	6.60%

Maximum sales charge	5.75%	5.00%	1.00%	N/A	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. Please call 1.800.847.5397 for the most recent month-end performance information for Class R. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B, C and I prior to 6/17/2002 are based on the performance of Classes A, B, C and Y of the fund’s predecessor fund, Wachovia Special Values Fund. The historical returns shown for Classes B, C and R prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and R have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A, 0.50% for Class R and 1.00% for Classes B and C. Class I does not and Class Y did not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B, C and R would have been lower.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

Class B shares are closed to new investments by new and existing shareholders.

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Special Values Fund Class A shares versus a similar investment in the Russell 2000 Value Index (Russell 2000 Value) and the Consumer Price Index (CPI).

The Russell 2000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower. Returns reflect expense limits previously in effect for Class A, without which returns for Class A would have been lower.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

All data is as of July 31, 2009, and subject to change.

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -16.17% for the twelve-month period ended July 31, 2009, excluding any applicable sales charges. During the same period, the Russell 2000 Value returned -20.67%.

The fund’s objective is to seek to produce growth of capital.

Investment process

Although absolute returns were once again disappointing, the fund outperformed its benchmark. Our adherence to investing in quality companies with financially sound capital structures served us well in a volatile and difficult operating environment. While never pleased with loss of principal, we are mindful that preservation of capital in poor market environments may pay large dividends when the markets ultimately recover.

Our investment goal is to pursue above-average returns while employing a strategy of risk minimization. We seek to invest in high-quality companies only when we believe projected returns relative to the potential risk of capital losses are heavily in our favor. For each company that we analyze, we calculate intrinsic value using a financial buyer methodology. In other words, we ask the question “What price would a cash buyer pay for this business?” We also ask the question, “How much risk are we assuming should we buy (or continue to own) a particular stock?” The answers to these questions are what guide our capital allocation process.

The fiscal year ending July 31, 2009, was a challenging time for small cap value investors, and indeed, investors of all types. Our approach throughout the entire year was to stay disciplined, conservative in our assumptions, and highly focused on quality and balance sheet strength. The early part of the fiscal year was defined by the sudden and unexpected collapse of Lehman Brothers. After historic market declines and volatility in the fall, the market staged a brief rally in response to government intervention efforts. However, as concerns mounted regarding the depth and severity of the recession, another wave of selling dominated the markets early in the calendar year. By early March, based on positive comments from several banking CEOs, the market began a recovery. As winter turned to spring, the markets continued to recover, surprising those who did not expect such a sharp reversal in sentiment and risk appetite. Towards the end of our fiscal year, it had become apparent that the recovery in the markets was more than just a relief rally.

The early part of the fiscal year was defined by the Lehman Brother’s collapse and the resulting substantial declines in all markets. By the end of October, the Russell 2000 Value Index had declined approximately 20%. We outperformed during this challenging time primarily as a result of the quality of our financial holdings. Over the course of the next quarter, the Russell 2000 Value Index declined an additional 19%. Once again we outperformed on the back of our underweight and stock selection within the finance sector. The third quarter of the period was the beginning of the recovery, with the Russell 2000 Value Index up over 8%. We outperformed by over 400 basis points and the gains

PORTFOLIO MANAGER COMMENTARY continued

were broadly distributed across many sectors. The fourth quarter was the continuation of the rally with the Russell 2000 Value Index up over 14%. We underperformed during this period by approximately 200 basis points as our underweight in Financials was too much to overcome, as many troubled banks’ and real estate firms’ stock prices increased substantially on the recognition that the worst was likely over.

When reviewing the fund’s performance during this fiscal year, keep in mind that the philosophy of the fund is to invest in high-quality companies with strong balance sheets and good management teams, trading at significant discounts to their intrinsic value. The intrinsic value calculation is based on a long-term time horizon. This often leads the fund to own securities that are currently out of favor in the marketplace or facing short term challenges that will take several months or perhaps quarters to correct. This contrarian bias is a hallmark of the fund and a key to the long-term success of the Special Values fund.

Contributors to performance

Despite the difficult year, there were several notable highlights. American Italian Pasta was up over 180%. This producer of dry pasta products benefited from increased consumer demand as a result of the recession. In addition, the company was successful in achieving price increases to offset higher durum wheat prices, its primary raw material. Despite the significant appreciation in the shares, we continue to maintain ownership. The robust free cash flow generation has quickly allowed American Italian Pasta to strengthen its balance sheet. We believe that this fact is currently underappreciated in the marketplace and continue to find substantial value in the shares.

As we mentioned in our fiscal year-end report of July 2008, Ruby Tuesday and Dine Equity were two of our holdings that were disappointing. We elected to maintain the holdings, believing that substantial long-term value existed in the shares. These two holdings were both up approximately 9% during the current fiscal year, handily outpacing market returns. We continue to own both companies.

Within the Financial sector, we had several solid performers. Our focus on quality and risk produced dividends as BancorpSouth, Endurance Specialty Holdings, and First Citizens Bancshares each generated positive returns for the fiscal year. We continue to hold each company as we believe that the balance sheet strength of each firm is not fully appreciated and anticipate that further gains may lie ahead as they use this strength to acquire troubled assets at attractive prices. Indeed, First Citizens recently purchased through the Federal Deposit Insurance Corporation 11 branches from troubled Temecula Valley Bank of California.

Schweitzer-Mauduit (SWM) was a large contributor to performance. The maker of fine papers for the cigarette industry enjoyed success from their patent-protected process for making cigarettes safer. SWM is the leading producer of fine papers for lower ignition

PORTFOLIO MANAGER COMMENTARY continued

propensity (LIP) cigarettes. The rapid adoption of this paper in North America greatly improved SWM’s profit margins. We have taken some profits but continue to hold the stock, as we believe the North American market will soon be followed by the EU nations, as well as Australia, Finland, and possibly others.

Detractors from performance

Zales, the jewelry retailer, was a detractor from performance during the fiscal year. Our attraction to the company was its cash generating ability, lack of inventory obsolescence, and manageable balance sheet. However, our analysis, as well as management’s, was overly optimistic, as the company used its financial flexibility to retire over $300 million of its stock just before the collapse of Lehman Brothers and the resulting retrenchment by the consumer. With a weakened balance sheet and a challenging operating environment, investors headed for the exits, pushing the stock below $1. Despite our disappointment, we have maintained the position. The recovery of the stock price to $6 reflects a more reasonable view of Zale’s near-term outlook, although we believe it is still significantly undervalued on a longer-term basis.

Stone Energy was a large detractor from performance. Stone’s acquisition of Bois d’Arc Energy worsened their otherwise stellar balance sheet. We were estimating that this debt was manageable and that the firm’s capital structure would improve rapidly after the deal was completed. Unfortunately the rapid decline in commodity prices, both gas and oil, went far beyond our expectations, and Stone was forced to sell equity at $8 per share to improve the balance sheet. We participated in this offering due to our belief that the asset base for Stone is substantially mispriced and that Stone’s leverage to improving oil and gas prices is very significant.

Imation was the fund’s biggest detractor and biggest disappointment. The maker of tape drives and removable storage media suffered as commercial customers postponed purchases of storage media. In addition, Imation’s recent acquisition of the Memorex and TDK brands has yet to be optimized by management. Given Imation’s strong balance sheet, low capital intensity, and stabilized gross margins, we believe it is only a matter of time before the company is able to show that its cash earnings potential is well north of $2 per share. Given the recent stock price of $9, we find the shares extremely attractive and continue to own a substantial stake in the company.

Portfolio management outlook

Based on evidence that the recession has eased, management’s aggressive and swift cost cutting actions, and optimism that a recovery, albeit tepid, is likely around the corner, it appears that the recent rally is justified. While longer-term issues concerning government spending, credit availability and consumer health remain, we believe that the outlook for equities is bright. This optimism has influenced the portfolio as we have begun transitioning the portfolio from a defensive posture to a more pro-cyclical bias. While still conservatively positioned we believe that it is wise to increase our risk appetite at this juncture.

PORTFOLIO MANAGER COMMENTARY continued

This section left intentionally blank

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2009 to July 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	2/1/2009	7/31/2009	During Period*

Actual
Class A	$1,000.00	$1,283.94	$7.64
Class B	$1,000.00	$1,279.45	$11.81
Class C	$1,000.00	$1,279.35	$11.87
Class I	$1,000.00	$1,286.42	$6.24
Class R	$1,000.00	$1,281.90	$9.00
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,018.10	$6.76
Class B	$1,000.00	$1,014.43	$10.44
Class C	$1,000.00	$1,014.38	$10.49
Class I	$1,000.00	$1,019.34	$5.51
Class R	$1,000.00	$1,016.91	$7.95

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.35% for Class A, 2.09% for Class B, 2.10% for Class C, 1.10% for Class I and 1.59% for Class R), multiplied by the average account value over the period, multiplied by 181 / 365 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS A	2009	2008	2007	2006	2005

Net asset value, beginning of period	$18.78	$27.25	$28.55	$30.03	$25.16

Income from investment operations
Net investment income (loss)	0.11	0.15	0.30	0.07	0.35
Net realized and unrealized gains or losses on investments	(3.19)	(3.83)	3.43	1.95	5.87

Total from investment operations	(3.08)	(3.68)	3.73	2.02	6.22

Distributions to shareholders from
Net investment income	(0.19)	(0.27)	(0.10)	(0.21)	(0.18)
Net realized gains	0 [1]	(4.52)	(4.93)	(3.29)	(1.17)

Total distributions to shareholders	(0.19)	(4.79)	(5.03)	(3.50)	(1.35)

Net asset value, end of period	$15.51	$18.78	$27.25	$28.55	$30.03

Total return[2]	(16.17)%	(15.22)%	13.30%	7.82%	25.55%

Ratios and supplemental data
Net assets, end of period (thousands)	$442,973	$598,656	$959,305	$923,225	$1,161,899
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.33%	1.31%	1.31%	1.31%	1.35%
Expenses excluding waivers/reimbursements and expense reductions	1.43%	1.36%	1.32%	1.34%	1.40%
Net investment income (loss)	0.69%	0.73%	1.07%	0.33%	1.36%
Portfolio turnover rate	43%	48%	45%	49%	42%

1	Amount represents less than $0.005 per share.
2	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS B	2009	2008	2007	2006	2005

Net asset value, beginning of period	$17.92	$26.17	$27.69	$29.25	$24.54

Income from investment operations
Net investment income (loss)	0 [1]	0 [1]	0.08	(0.13)	0.15
Net realized and unrealized gains or losses on investments	(3.02)	(3.67)	3.33	1.86	5.73

Total from investment operations	(3.02)	(3.67)	3.41	1.73	5.88

Distributions to shareholders from
Net investment income	(0.02)	(0.06)	0	0	0
Net realized gains	0 [2]	(4.52)	(4.93)	(3.29)	(1.17)

Total distributions to shareholders	(0.02)	(4.58)	(4.93)	(3.29)	(1.17)

Net asset value, end of period	$14.88	$17.92	$26.17	$27.69	$29.25

Total return[3]	(16.83)%	(15.80)%	12.46%	6.94%	24.69%

Ratios and supplemental data
Net assets, end of period (thousands)	$41,008	$91,049	$163,723	$179,710	$211,594
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.07%	2.06%	2.06%	2.06%	2.06%
Expenses excluding waivers/reimbursements and expense reductions	2.17%	2.11%	2.07%	2.09%	2.11%
Net investment income (loss)	0.01%	(0.02)%	0.30%	(0.42)%	0.62%
Portfolio turnover rate	43%	48%	45%	49%	42%

1	Per share amount is based on average shares outstanding during the period.
2	Amount represents less than $0.005 per share.
3	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS C	2009	2008	2007	2006	2005

Net asset value, beginning of period	$17.98	$26.24	$27.75	$29.30	$24.61

Income from investment operations
Net investment income (loss)	0 [1]	0 [1]	0.09	(0.12)	0.19
Net realized and unrealized gains or losses on investments	(3.03)	(3.69)	3.33	1.86	5.70

Total from investment operations	(3.03)	(3.69)	3.42	1.74	5.89

Distributions to shareholders from
Net investment income	(0.02)	(0.05)	0	0	(0.03)
Net realized gains	0 [2]	(4.52)	(4.93)	(3.29)	(1.17)

Total distributions to shareholders	(0.02)	(4.57)	(4.93)	(3.29)	(1.20)

Net asset value, end of period	$14.93	$17.98	$26.24	$27.75	$29.30

Total return[3]	(16.79)%	(15.86)%	12.48%	6.97%	24.66%

Ratios and supplemental data
Net assets, end of period (thousands)	$38,744	$61,307	$131,213	$137,808	$151,718
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.07%	2.06%	2.06%	2.06%	2.07%
Expenses excluding waivers/reimbursements and expense reductions	2.17%	2.11%	2.07%	2.09%	2.12%
Net investment income (loss)	(0.03)%	(0.02)%	0.31%	(0.42)%	0.63%
Portfolio turnover rate	43%	48%	45%	49%	42%

1	Per share amount is based on average shares outstanding during the period.
2	Amount represents less than $0.005 per share.
3	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS I	2009	2008	2007	2006	2005

Net asset value, beginning of period	$18.95	$27.46	$28.73	$30.20	$25.28

Income from investment operations
Net investment income (loss)	0.16	0.21	0.37	0.15	0.44
Net realized and unrealized gains or losses on investments	(3.23)	(3.87)	3.47	1.94	5.90

Total from investment operations	(3.07)	(3.66)	3.84	2.09	6.34

Distributions to shareholders from
Net investment income	(0.25)	(0.33)	(0.18)	(0.27)	(0.25)
Net realized gains	0 [1]	(4.52)	(4.93)	(3.29)	(1.17)

Total distributions to shareholders	(0.25)	(4.85)	(5.11)	(3.56)	(1.42)

Net asset value, end of period	$15.63	$18.95	$27.46	$28.73	$30.20

Total return	(15.96)%	(15.00)%	13.62%	8.05%	25.91%

Ratios and supplemental data
Net assets, end of period (thousands)	$525,865	$722,786	$1,067,452	$1,072,390	$1,069,191
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.08%	1.06%	1.06%	1.06%	1.06%
Expenses excluding waivers/reimbursements and expense reductions	1.18%	1.11%	1.07%	1.09%	1.11%
Net investment income (loss)	0.95%	0.98%	1.32%	0.58%	1.64%
Portfolio turnover rate	43%	48%	45%	49%	42%

1	Amount represents less than $0.005 per share.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS R	2009	2008	2007	2006	2005

Net asset value, beginning of period	$18.60	$27.02	$28.36	$29.89	$25.12

Income from investment operations
Net investment income (loss)	0.04	0.09	0.24	0.03 [1]	0.32
Net realized and unrealized gains or losses on investments	(3.12)	(3.78)	3.39	1.89	5.83

Total from investment operations	(3.08)	(3.69)	3.63	1.92	6.15

Distributions to shareholders from
Net investment income	(0.15)	(0.21)	(0.04)	(0.16)	(0.21)
Net realized gains	0 [2]	(4.52)	(4.93)	(3.29)	(1.17)

Total distributions to shareholders	(0.15)	(4.73)	(4.97)	(3.45)	(1.38)

Net asset value, end of period	$15.37	$18.60	$27.02	$28.36	$29.89

Total return	(16.44)%	(15.35)%	13.01%	7.50%	25.32%

Ratios and supplemental data
Net assets, end of period (thousands)	$3,633	$5,479	$7,732	$6,990	$5,928
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.58%	1.56%	1.56%	1.56%	1.57%
Expenses excluding waivers/reimbursements and expense reductions	1.68%	1.61%	1.57%	1.59%	1.62%
Net investment income (loss)	0.47%	0.48%	0.83%	0.09%	1.11%
Portfolio turnover rate	43%	48%	45%	49%	42%

1	Per share amount is based on average shares outstanding during the period.
2	Amount represents less than $0.005 per share.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

July 31, 2009

	Shares	Value

COMMON STOCKS 96.3%
CONSUMER DISCRETIONARY 11.8%
Auto Components 0.4%
Modine Manufacturing Co.	543,420	$4,157,163

Diversified Consumer Services 1.2%
Hillenbrand, Inc.	675,013	12,231,236

Hotels, Restaurants & Leisure 3.1%
DineEquity, Inc. ρ	177,398	4,383,505
Ruby Tuesday, Inc. * ρ	1,340,248	10,025,055
Wendy’s/Arby’s Group, Inc.	3,893,092	17,830,361

		32,238,921

Household Durables 3.4%
Blyth, Inc. ρ	523,323	22,204,595
Cavco Industries, Inc. *	202,312	6,925,140
Dixie Group, Inc. * +	652,747	2,049,625
Ethan Allen Interiors, Inc. ρ	140,600	1,789,838
Furniture Brands International, Inc.	628,200	2,519,082

		35,488,280

Internet & Catalog Retail 0.2%
HSN, Inc. *	226,592	2,295,377

Media 0.5%
A. H. Belo Corp., Ser. A	891,856	2,122,617
Journal Communications, Inc., Class A	1,308,114	3,636,557

		5,759,174

Specialty Retail 2.2%
AnnTaylor Stores Corp. * ρ	262,100	3,163,547
Christopher & Banks Corp.	430,302	3,407,992
Genesco, Inc. *	533,722	11,592,442
Men’s Wearhouse, Inc.	149,600	3,232,856
Zale Corp. *	331,393	1,961,846

		23,358,683

Textiles, Apparel & Luxury Goods 0.8%
Delta Apparel Co. *	236,810	2,001,045
Kenneth Cole Productions, Inc., Class A	654,331	5,254,278
Maidenform Brands, Inc. *	106,900	1,478,427

		8,733,750

CONSUMER STAPLES 6.2%
Food & Staples Retailing 2.7%
Casey’s General Stores, Inc. ρ	894,037	24,523,435
Winn-Dixie Stores, Inc. *	245,800	3,482,986

		28,006,421

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Food Products 2.1%
American Italian Pasta Co., Class A *	496,437	$15,617,908
Seneca Foods Corp., Class A *	101,900	2,609,659
TreeHouse Foods, Inc. * ρ	118,370	3,841,107

		22,068,674

Household Products 0.4%
WD-40 Co.	135,336	4,091,207

Personal Products 0.4%
Prestige Brands Holdings, Inc. *	576,826	3,766,674

Tobacco 0.6%
Universal Corp. ρ	170,200	6,479,514

ENERGY 5.8%
Energy Equipment & Services 3.0%
Atwood Oceanics, Inc. * ρ	720,172	20,769,760
Cal Dive International, Inc. *	353,300	3,154,969
Global Industries, Ltd. * ρ	725,052	4,952,105
WSP Holdings, Ltd., ADR ρ	358,300	2,242,958

		31,119,792

Oil, Gas & Consumable Fuels 2.8%
BioFuel Energy Corp. *	601,775	373,101
Mariner Energy, Inc. *	711,074	8,525,777
Rosetta Resources, Inc. *	308,922	3,203,521
Stone Energy Corp. *	247,139	2,683,930
Whiting Petroleum Corp. *	330,742	15,200,902

		29,987,231

FINANCIALS 24.1%
Capital Markets 3.7%
Deerfield Capital Corp.	217,462	1,030,770
Investment Technology Group, Inc. *	648,511	14,494,221
Knight Capital Group, Inc., Class A *	736,594	13,678,551
Kohlberg Capital Corp. ρ	702,305	4,178,715
Virtus Investment Partners, Inc. *	50,157	794,988
Westwood Holdings Group, Inc. +	115,032	4,490,849

		38,668,094

Commercial Banks 10.5%
BancorpSouth, Inc. ρ	801,856	18,041,760
BOK Financial Corp. ρ	148,664	6,227,535
F.N.B. Corp.	238,100	1,847,656
First Citizens Bancshares, Inc., Class A	307,218	43,634,173
IBERIABANK Corp. ρ	241,822	11,326,942

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Commercial Banks continued
Sterling Bancshares, Inc. ρ	976,200	$7,877,934
UMB Financial Corp. ρ	525,539	21,925,487

		110,881,487

Insurance 8.2%
Endurance Specialty Holdings, Ltd. ρ	847,316	28,274,935
IPC Holdings, Ltd.	576,268	16,677,196
Stewart Information Services Corp. ρ	955,707	13,160,085
Validus Holdings, Ltd. ρ	178,100	4,042,870
Willis Group Holdings, Ltd. ρ	949,877	23,670,935

		85,826,021

Thrifts & Mortgage Finance 1.7%
NewAlliance Bancshares, Inc. ρ	1,467,626	17,978,418
Provident New York Bancorp	40,900	396,730

		18,375,148

HEALTH CARE 1.5%
Health Care Equipment & Supplies 0.4%
CONMED Corp. *	54,000	949,320
Hill-Rom Holdings, Inc.	67,500	1,156,950
ICU Medical, Inc. *	28,000	1,090,040
Syneron Medical, Ltd. *	171,127	1,410,087

		4,606,397

Health Care Providers & Services 0.4%
AMN Healthcare Services, Inc. *	540,637	3,935,837
Cross Country Healthcare, Inc. *	67,400	562,790

		4,498,627

Life Sciences Tools & Services 0.3%
Cambrex Corp. *	794,307	3,637,926

Pharmaceuticals 0.4%
Biovail Corp. ρ	167,400	2,241,486
King Pharmaceuticals, Inc. *	206,800	1,875,676

		4,117,162

INDUSTRIALS 16.0%
Aerospace & Defense 0.2%
GenCorp, Inc. *	727,695	1,892,007

Air Freight & Logistics 0.2%
UTiWorldwide, Inc. *	123,100	1,553,522

Building Products 1.2%
Quanex Building Products Corp.	1,081,845	12,863,137

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Commercial Services & Supplies 3.2%
ACCO Brands Corp. *	1,480,598	$6,470,213
Courier Corp.	368,961	6,102,615
Ennis, Inc.	102,300	1,506,879
Viad Corp.	1,122,390	19,888,751

		33,968,458

Electrical Equipment 1.7%
Belden, Inc.	662,734	11,624,354
Franklin Electric Co., Inc. ρ	202,311	6,554,877

		18,179,231

Industrial Conglomerates 0.1%
Tredegar Corp.	89,500	1,310,280

Machinery 5.1%
Circor International, Inc.	117,300	2,704,938
Commercial Vehicle Group, Inc. *	417,400	838,974
EnPro Industries, Inc. *	72,769	1,296,743
Kadant, Inc. * ρ +	947,988	10,532,147
Mueller Industries, Inc.	1,627,630	38,672,489

		54,045,291

Professional Services 2.9%
Heidrick & Struggles International, Inc.	691,459	14,167,995
Korn/Ferry International * ρ	678,399	9,436,530
Monster Worldwide, Inc. * ρ	507,956	6,618,666

		30,223,191

Road & Rail 1.4%
Arkansas Best Corp. ρ	526,185	14,985,749

INFORMATION TECHNOLOGY 20.1%
Communications Equipment 2.9%
Avocent Corp. * ρ	166,032	2,575,156
Ciena Corp. * ρ	509,523	5,686,277
CommScope, Inc. * ρ	445,400	11,402,240
Harris Stratex Networks, Inc., Class A *	432,400	3,000,856
NETGEAR, Inc. *	321,375	5,466,589
Sycamore Networks, Inc. * ρ	682,000	2,318,800

		30,449,918

Computers & Peripherals 4.2%
Adaptec, Inc. * ρ	3,110,917	8,275,039
Electronics for Imaging, Inc. *	796,821	9,083,759
Imation Corp.	2,217,671	20,136,453
Quantum Corp. *	7,222,991	6,645,152

		44,140,403

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Electronic Equipment, Instruments & Components 3.5%
AVX Corp. ρ	694,995	$7,637,995
Benchmark Electronics, Inc. *	252,013	3,981,805
Celestica, Inc. *	215,500	1,717,535
Coherent, Inc. * ρ	295,891	5,805,382
Orbotech, Ltd. *	818,894	8,909,567
Rogers Corp. *	38,900	970,555
Technitrol, Inc.	1,069,400	7,763,844

		36,786,683

Internet Software & Services 2.4%
EarthLink, Inc. * ρ	362,100	3,059,745
IAC/InterActiveCorp. *	1,226,696	22,583,473

		25,643,218

Semiconductors & Semiconductor Equipment 5.1%
ANADIGICS, Inc. *	430,818	1,783,586
ATMI, Inc. *	528,197	9,607,903
Cabot Microelectronics Corp. *	270,536	9,176,581
DSP Group, Inc. *	793,980	6,915,566
Exar Corp. * ρ	1,235,365	8,684,616
Lattice Semiconductor Corp. *	3,540,784	7,825,133
Standard Microsystems Corp. *	297,088	6,892,442
Trident Microsystems, Inc. *	610,515	1,025,665
Zoran Corp. *	106,639	1,228,481

		53,139,973

Software 2.0%
Corel Corp. * +	924,861	2,099,434
Kenexa Corp. *	202,200	2,466,840
Lawson Software, Inc. *	605,641	3,597,508
Mentor Graphics Corp. *	464,654	3,224,699
Novell, Inc. *	2,017,124	9,238,428

		20,626,909

MATERIALS 6.0%
Chemicals 2.3%
A. Schulman, Inc.	528,178	11,255,473
American Pacific Corp. * +	360,844	2,922,836
Arch Chemicals, Inc.	99,021	2,629,008
Innospec, Inc.	341,120	4,072,973
Minerals Technologies, Inc.	81,500	3,542,805

		24,423,095

Paper & Forest Products 3.7%
Clearwater Paper Corp. *	89,100	3,570,237
Glatfelter	651,909	6,747,258

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

July 31, 2009

	Shares	Value

COMMON STOCKS continued
MATERIALS continued
Paper & Forest Products continued
Neenah Paper, Inc.	959,682	$9,404,884
Schweitzer-Mauduit International, Inc.	579,310	18,943,437

		38,665,816

TELECOMMUNICATION SERVICES 0.1%
Diversified Telecommunication Services 0.1%
Premiere Global Services, Inc. *	57,000	546,630

UTILITIES 4.7%
Electric Utilities 4.3%
Allete, Inc. ρ	964,797	30,854,208
El Paso Electric Co. *	983,491	14,860,549

		45,714,757

Gas Utilities 0.4%
Atmos Energy Corp.	140,532	3,816,849

Total Common Stocks (cost $1,267,302,029)		1,013,368,076

	Principal
	Amount	Value

OTHER 0.2%
Gryphon Funding, Ltd., Private Placement Pass-Through Notes + ☐ ρρ (cost $5,090,453)	$11,887,036	2,339,369

	Shares	Value

SHORT-TERM INVESTMENTS 18.4%
MUTUAL FUND SHARES 18.4%
Evergreen Institutional Money Market Fund, Class I, 0.22% q ø ρρ (cost $193,150,172)	193,150,172	193,150,172

Total Investments (cost $1,465,542,654) 114.9%		1,208,857,617
Other Assets and Liabilities (14.9%)		(156,634,506)

Net Assets 100.0%		$1,052,223,111

*	Non-income producing security
ρ	All or a portion of this security is on loan.
+	Security is deemed illiquid.
☐	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

July 31, 2009

Summary of Abbreviations

ADR	American Depository Receipt

The following table shows the percent of total long-term investments by sector as of July 31, 2009:

Financials	24.9%
Information Technology	20.8%
Industrials	16.7%
Consumer Discretionary	12.3%
Consumer Staples	6.4%
Materials	6.2%
Energy	6.0%
Utilities	4.9%
Health Care	1.7%
Telecommunication Services	0.1%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2009

Assets
Investments in unaffiliated issuers, at value (cost $1,272,392,482) including $153,653,974 of securities loaned	$1,015,707,445
Investments in affiliated issuers, at value (cost $193,150,172)	193,150,172

Total investments	1,208,857,617
Receivable for securities sold	8,184,996
Receivable for Fund shares sold	2,840,543
Dividends receivable	532,669
Receivable for securities lending income	60,464
Prepaid expenses and other assets	39,147

Total assets	1,220,515,436

Liabilities
Payable for securities purchased	3,133,440
Payable for Fund shares redeemed	1,599,151
Payable for securities on loan	163,335,820
Advisory fee payable	66,491
Distribution Plan expenses payable	15,817
Due to other related parties	10,409
Accrued expenses and other liabilities	131,197

Total liabilities	168,292,325

Net assets	$1,052,223,111

Net assets represented by
Paid-in capital	$1,517,228,193
Undistributed net investment income	267,846
Accumulated net realized losses on investments	(208,587,891)
Net unrealized losses on investments	(256,685,037)

Total net assets	$1,052,223,111

Net assets consists of
Class A	$442,972,761
Class B	41,008,307
Class C	38,744,135
Class I	525,865,280
Class R	3,632,628

Total net assets	$1,052,223,111

Shares outstanding (unlimited number of shares authorized)
Class A	28,552,262
Class B	2,755,378
Class C	2,594,797
Class I	33,640,797
Class R	236,270

Net asset value per share
Class A	$15.51
Class A — Offering price (based on sales charge of 5.75%)	$16.46
Class B	$14.88
Class C	$14.93
Class I	$15.63
Class R	$15.37

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended July 31, 2009

Investment income
Dividends (net of foreign withholding taxes of $1,697)	$18,488,773
Securities lending	1,646,271
Income from affiliated issuers	1,046,255

Total investment income	21,181,299

Expenses
Advisory fee	8,359,318
Distribution Plan expenses
Class A	1,072,339
Class B	557,607
Class C	409,243
Class R	19,760
Administrative services fee	1,046,055
Transfer agent fees	2,337,018
Trustees’ fees and expenses	23,634
Printing and postage expenses	143,519
Custodian and accounting fees	244,815
Registration and filing fees	61,370
Professional fees	70,327
Other	31,260

Total expenses	14,376,265
Less: Expense reductions	(5,554)
Fee waivers	(1,059,776)

Net expenses	13,310,935

Net investment income	7,870,364

Net realized and unrealized gains or losses on investments
Net realized losses on securities in unaffiliated issuers	(186,970,139)
Net change in unrealized gains or losses on securities in unaffiliated issuers	(68,871,846)

Net realized and unrealized gains or losses on investments	(255,841,985)

Net decrease in net assets resulting from operations	$(247,971,621)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31,

	2009		2008

Operations
Net investment income		$7,870,364		$13,912,024
Net realized gains or losses on investments		(186,970,139)		60,506,798
Net change in unrealized gains or losses on investments		(68,871,846)		(377,649,824)

Net decrease in net assets resulting from operations		(247,971,621)		(303,231,002)

Distributions to shareholders from
Net investment income
Class A		(5,681,885)		(9,958,621)
Class B		(81,677)		(409,363)
Class C		(74,846)		(224,396)
Class I		(8,681,450)		(13,513,724)
Class R		(43,642)		(65,026)
Net realized gains
Class A		(41,782)		(144,060,915)
Class B		(6,191)		(25,609,881)
Class C		(4,315)		(19,260,967)
Class I		(50,021)		(158,062,068)
Class R		(409)		(1,179,159)

Total distributions to shareholders		(14,666,218)		(372,344,120)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	5,117,879	72,074,367	4,704,728	100,656,899
Class B	126,980	1,618,079	100,534	2,108,396
Class C	178,068	2,342,926	200,252	4,075,553
Class I	7,769,247	110,024,489	9,321,765	203,174,224
Class R	68,664	982,977	72,453	1,495,960

		187,042,838		311,511,032

Net asset value of shares issued in reinvestment of distributions
Class A	413,611	5,359,841	6,858,427	144,328,244
Class B	6,441	80,288	1,193,467	23,877,476
Class C	5,134	64,234	781,578	15,684,550
Class I	566,716	7,389,496	6,593,902	140,148,123
Class R	2,887	37,153	50,434	1,050,139

		12,931,012		325,088,532

Automatic conversion of Class B shares to Class A shares
Class A	726,255	10,046,187	253,094	5,528,210
Class B	(756,570)	(10,046,187)	(264,507)	(5,528,210)

		0		0

Payment for shares redeemed
Class A	(9,579,002)	(137,805,434)	(15,150,351)	(331,154,886)
Class B	(1,703,628)	(23,078,093)	(2,202,325)	(45,372,730)
Class C	(997,798)	(13,393,231)	(2,573,793)	(54,511,749)
Class I	(12,836,790)	(188,377,218)	(16,651,897)	(377,644,391)
Class R	(129,801)	(1,734,688)	(114,506)	(2,490,041)

		(364,388,664)		(811,173,797)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended July 31,

	2009	2008

Capital share transactions continued
Net decrease in net assets resulting from capital share transactions	$(164,414,814)	$(174,574,233)

Total decrease in net assets	(427,052,653)	(850,149,355)
Net assets
Beginning of period	1,479,275,764	2,329,425,119

End of period	$1,052,223,111	$1,479,275,764

Undistributed net investment income	$267,846	$6,920,533

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Special Values Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Class I and Class R shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Class R shares are only available to participants in certain retirement plans and are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

As of the close of business on June 30, 2009, Class B shares of the Fund have been closed to new accounts and additional purchases by existing shareholders.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through September 28, 2009 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or

NOTES TO FINANCIAL STATEMENTS continued

estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

c. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

d. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

NOTES TO FINANCIAL STATEMENTS continued

e. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. During the year ended July 31, 2009, the following amounts were reclassified:

Paid-in capital	$30,913
Undistributed net investment income	40,449
Accumulated net realized losses on investments	(71,362)

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.80% and declining to 0.75% as the aggregate average daily net assets of the Fund and its variable annuity counterpart, Evergreen VA Special Values Fund, increase. For the year ended July 31, 2009, the advisory fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may have been deemed to control EIMC. If Wells Fargo was deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC with the same terms and conditions as the existing agreement which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement was subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service

NOTES TO FINANCIAL STATEMENTS continued

Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect.

Shareholders approved the new advisory agreement between the Fund and EIMC on March 12, 2009.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended July 31, 2009, EIMC voluntarily waived its advisory fee in the amount of $1,059,776.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended July 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended July 31, 2009, the transfer agent fees were equivalent to an annual rate of 0.22% of the Fund’s average daily net assets.

Wachovia Bank NA, a subsidiary of Wells Fargo and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as the securities lending agent for the Fund (see Note 5).

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the year ended July 31, 2009, the Fund paid brokerage commissions of $104,818 to broker-dealers affiliated with Wells Fargo.

4. DISTRIBUTION PLANS

EIS, an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B, Class C and Class R shares. However, currently the distribution fees for Class A

NOTES TO FINANCIAL STATEMENTS continued

shares are limited to 0.25% of the average daily net assets of the class and the distribution fees for Class R shares are limited to 0.50% of the average daily net assets of the class.

For the year ended July 31, 2009, EIS received $5,536 from the sale of Class A shares and $19,457, $77,083 and $1,560 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $436,706,702 and $499,741,319, respectively, for the year ended July 31, 2009.

On August 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$1,013,368,076	$0	$0	$1,013,368,076
Other	0	0	2,339,369	2,339,369
Short-term investments	193,150,172	0	0	193,150,172

	$1,206,518,248	$0	$2,339,369	$1,208,857,617

Further details on the major security types listed above can be found in the Schedule of Investments.

NOTES TO FINANCIAL STATEMENTS continued

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Other	Short-term investments	Total

Balance as of August 1, 2008	$6,370,808	$7,800,000	$14,170,808
Realized gains or losses	1,165,641	(1,498,510)	(332,869)
Change in unrealized gains or losses	(4,403,368)	2,200,000	(2,203,368)
Net purchases (sales)	(793,712)	(8,501,490)	(9,295,202)
Transfers in and/or out of Level 3	0	0	0

Balance as of July 31, 2009	$2,339,369	$0	$2,339,369

Change in unrealized gains or losses included in earnings relating to securities still held at July 31, 2009	$(3,571,846)	$0	$(3,571,846)

During the year ended July 31, 2009,the Fund loaned securities to certain brokers and earned $1,646,271, net of $182,358 paid to Wachovia Global Securities Lending as the securities lending agent. At July 31, 2009, the value of securities on loan and the total value of collateral received for securities loaned amounted to $153,653,974 and $163,335,820, respectively.

On July 31, 2009, the aggregate cost of securities for federal income tax purposes was $1,488,972,398. The gross unrealized appreciation and depreciation on securities based on tax cost was $97,427,162 and $377,541,943, respectively, with a net unrealized depreciation of $280,114,781.

As of July 31, 2009, the Fund had $16,742,143 in capital loss carryovers for federal income tax purposes expiring in 2017.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of July 31, 2009, the Fund incurred and will elect to defer post-October losses of $168,416,004.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended July 31, 2009, the Fund did not participate in the interfund lending program.

NOTES TO FINANCIAL STATEMENTS continued

7. DISTRIBUTIONS TO SHAREHOLDERS

As of July 31, 2009, the components of distributable earnings on a tax basis were as follows:

Capital Loss
Undistributed		Carryovers and	Temporary
Ordinary	Unrealized	Post-October	Book/Tax
Income	Depreciation	Losses	Differences

$316,297	$280,114,781	$185,158,147	$(48,451)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership investments and deferred losses on restructured securities. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended July 31,

	2009	2008

Ordinary Income	$14,599,061	$48,954,781
Long-term Capital Gain	67,157	323,389,339

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009,

NOTES TO FINANCIAL STATEMENTS continued

the annual commitment fee was 0.09%. During the year ended July 31, 2009, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the

NOTES TO FINANCIAL STATEMENTS continued

Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Special Values Fund, a series of the Evergreen Equity Trust, as of July 31, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Special Values Fund as of July 31, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 28, 2009

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $67,157 for the fiscal year ended July 31, 2009.

For corporate shareholders, 100% of ordinary income dividends paid during the fiscal year ended July 31, 2009 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended July 31, 2009, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2009 year-end tax information will be reported on your 2009 Form 1099-DIV, which shall be provided to you in early 2010.

This page left intentionally blank

This page left intentionally blank

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; President and Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

567510 rv6 09/2009

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant’s Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the eleven series of the Registrant’s annual financial statements for the fiscal years ended July 31, 2009 and July 31, 2008, and fees billed for other services rendered by KPMG LLP.

	2009	2008

Audit fees	$301,566	$295,900
Audit-related fees	$0	$0
Tax fees (1)	$0	$36,500
Non-audit fees (2)	$620,000	$962,374
All other fees	$0	$0
(1)	Tax fees consists of fees for tax consultation, tax compliance and tax review.
(2)

Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds

Evergreen Global Dividend Opportunity Fund

Evergreen Income Advantage Fund

Evergreen International Balanced Income Fund

Evergreen Multi-Sector Income Fund

Evergreen Utilities and High Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor for the Funds, as well as non-audit services performed by the independent auditor for the Funds’ investment adviser or any of its control affiliates that relates directly to the Funds’ operations and financial reporting, in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as regarding the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved by the Audit Committee pursuant to detailed pre-approval policies and procedures that describe the types of services for which the independent auditor may be engaged (“general pre-approval”); or may be expressly pre-approved by the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches expressed in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but on no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

The Audit Committee has pre-approved the Audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval for Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

The Audit Committee has pre-approved the Audit-related services in Appendix B. All other Audit-related services not listed in appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Senior Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax services in Appendix C. All Tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix C. Permissible All Other services not listed in Appendix C must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Fee levels or budgeted amounts for all services to be provided by the independent auditor subject to general pre-approval will be established annually by the Audit Committee. Fee levels or budgeted amounts for services to be provided by the independent auditor subject to specific pre-approval will be established at the time of the specific pre-approval. Any proposed fees exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the Audit Committee) of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Director/Assistant Director of Fund Administration will report to the Audit Committee at each of its regular meetings regarding all services provided by the independent auditor that are subject to this policy since the last such report was rendered, including: (1) a general description of the services; (2) actual billed and projected fees; and (3) the means by which such services were pre-approved by the Audit Committee, as well as the date of approval and any related fee level or budgeted amount to which the services are subject.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

On January 1, 2009, Patricia B. Norris replaced Charles A. Austin III as chair of the Audit Committee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

There has been no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Equity Trust

By:	/s/ W. Douglas Munn

W. Douglas Munn Principal Executive Officer

Date: September 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ W. Douglas Munn

W. Douglas Munn Principal Executive Officer

Date: September 29, 2009

By:	/s/ Jeremy DePalma

Jeremy DePalma Principal Financial Officer

Date: September 29, 2009